As filed with the Securities and Exchange Commission on January 26, 1996

                                                    Registration No. 33-30131*




                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                            POST-EFFECTIVE AMENDMENT NO. 6
                                          To
                                       FORM S-6


                       FOR REGISTRATION UNDER THE SECURITIES ACT
                       OF 1933 OF SECURITIES OF UNIT INVESTMENT
                           TRUSTS REGISTERED ON FORM N-8B-2


A.    Exact name of trust:    EMPIRE STATE MUNICIPAL EXEMPT TRUST,
                              GUARANTEED SERIES 51, GUARANTEED SERIES 52,
                              GUARANTEED SERIES 53 AND GUARANTEED SERIES 54


B.    Name of depositors:     GLICKENHAUS & CO.
                              LEBENTHAL & CO., INC.

C.    Complete address of depositors' principal executive offices:

            GLICKENHAUS & CO.             LEBENTHAL & CO., INC.
            6 East 43rd Street            120 Broadway
            New York, NY 10017            New York, NY 10271


D.    Name and complete address of agent for service:

      SETH M. GLICKENHAUS     JAMES A. LEBENTHAL      Copy of comments to:
      Glickenhaus & Co.       Lebenthal & Co., Inc.   MICHAEL R. ROSELLA, ESQ.
      6 East 43rd Street      120 Broadway            Battle Fowler LLP
      New York, NY 10017      New York, NY 10271      75 East 55th Street
                                                      New York, NY 10022
                                                      (212) 856-6858

It is proposed that this filing become effective (check appropriate box)

/ / immediately upon filing pursuant to paragraph (b) of Rule 485 /x / on January 31, 1996 pursuant to paragraph (b)
/  /  60 days after filing pursuant to paragraph (a)
/  /  on (       date       ) pursuant to paragraph (a) of Rule 485





* The Prospectus included in this Registration Statement constitutes a combined Prospectus as permitted by the provisions of Rule 429 of the General Rules and Regulations under the Securities Act of 1933 (the "Act"). Said Prospectus covers units of undivided interest in Empire State Municipal Exempt Trust, Guaranteed Series 51, Guaranteed Series 52, Guaranteed Series 53 and Guaranteed Series 54 covered by prospectuses heretofore filed as part of separate registration statements on Form S-6 (Registration Nos. 33-30131, 33-30132, 33- 32432 and 33-32433,
     respectively) under the Act.



C/M:  10726.0053 332300.1

              EMPIRE STATE MUNICIPAL EXEMPT TRUST, GUARANTEED SERIES 51, GUARANTEED SERIES 52, GUARANTEED SERIES 53 AND GUARANTEED SERIES 54

                                 CROSS-REFERENCE SHEET

                         Pursuant to Rule 404 of Regulation C
                           under the Securities Act of 1933

                     (Form N-8B-2 Items required by Instruction as
                            to the Prospectus in Form S-6)


                Form N8B-2                                   Form S-6
               Item Number                            Heading in Prospectus

                       I. Organization and General Information

 1.  (a) Name of trust...................   Prospectus front cover
     (b) Title of securities issued......        "
 2.  Name and address of each depositor..   Sponsors
 3.  Name and address of trustee.........   Trustee
 4.  Name and address of principal
       underwriters......................   Sponsors; Public Offering --
                                                 Distribution of Units; Back Cover
 5.  State of organization of trust......   The Trust
 6.  Execution and termination of
       trust agreement...................   The Trust; Amendment and Termination of
                                              the Trust Agreement
 7.  Changes of name.....................   Not Applicable
 8.  Fiscal year.........................        "
 9.  Litigation..........................   None

           II. General Description of the Trust and Securities of the Trust

10.  (a) Registered or bearer
         securities.....................    Rights of Unit Holders
     (b) Cumulative or distributive
         securities.....................     "
     (c) Redemption......................    "
     (d) Conversion, transfer, etc.......    "
     (e) Periodic payment plan...........   Not Applicable
     (f) Voting rights...................   Amendment and Termination of the Trust
                                                 Agreement
     (g) Notice to certificateholders....   Rights of Unit Holders--Reports and
                                                 Records; Sponsors--Responsibility;
                                                 Trustee--Resignation; Amendment and
                                                 Termination of the Trust Agreement
     (h) Consents required...............   Sponsors--Responsibility; Amendment and
                                                 Termination of the Trust Agreement
     (i) Other provisions................   The Trust--Tax Status
11.  Type of securities
       comprising units..................   Prospectus front cover; The Trust--
                                                 Portfolio
12.  Certain information regarding
       periodic payment certificates.....   Not Applicable
13.  (a) Load, fees, expenses, etc.......   Prospectus front cover; Summary of
                                                 Essential Financial Information;
                                                 Rights of Unit Holders--Expenses and
                                                 Charges; Public Offering--Offering
                                                 Price; Public Offering--Market for
                                                 Units


                                         ii
C/M:  10726.0053 332300.1





     (b) Certain information regarding
         periodic payment certificates...   Not Applicable
     (c) Certain percentages.............   Public Offering--Offering Price
     (d) Certain other fees, etc. payable   Rights of Unit Holders--Certificates
         by holders......................
     (e) Certain profits receivable by
         depositors, principal
         underwriters, trustee or
         affiliated persons..............   Public Offering--Offering Price; Rights
                                            of Unit Holders--Redemption--Purchase by
                                            the Sponsors of Units Tendered for
                                  Redemption
     (f) Ratio of annual charges
         to income.......................   Not Applicable
14.  Issuance of trust's securities......   The Trust; Rights of Unit Holders--
                                                 Certificates
15.  Receipt and handling of payments
       from purchasers...................   Public Offering--Offering Price;
                                            Amendment and Termination of the Trust
                                   Agreement
16.  Acquisition and disposition of
       underlying securities.............   The Trust--Portfolio; Sponsors--
                                                 Responsibility
17.  Withdrawal or redemption............   Public Offering--Market for Units;
                                                 Rights of Unit Holders--Redemption
18.  (a) Receipt, custody and
         disposition of income...........   The Trust--Portfolio--General
                                                 Considerations; Insurance on the
                                                 Bonds; Public Offering--Offering
                                                 Price; Rights of Unit Holders--
                                                 Distribution of Interest and
                                                 Principal; Rights of Unit Holders--
                                                 Reports and Records; Amendment and
                                                 Termination of the Trust Agreement
     (b) Reinvestment of distributions...   Automatic Accumulation Account
     (c) Reserves or special funds.......   Rights of Unit Holders; Rights of Unit
                                                 Holders--Distribution of Interest and
                                                 Principal; Expenses and Charges--Other
                                                 Charges; Amendment and Termination of
                                                 the Trust Agreement
     (d) Schedule of distributions.......   Not Applicable
19.  Records, accounts and reports.......   Rights of Unit Holders--Reports and
                                                 Records; Rights of Unit Holders--
                                                 Distribution of Interest and
                                                 Principal; Amendment and Termination
                                                 of the Trust Agreement
20.  Certain miscellaneous provisions
       of trust agreement................   Sponsors--Resignation; Trustee--
                                                 Resignation; Trustee--Limitations on
                                                 Liability; Amendment and Termination
                                                 of the Trust Agreement
     (a) Amendment.......................        "
     (b) Termination.....................        "
     (c) and (d) Trustee, removal and
         successor.......................     "
     (e) and (f) Depositor, removal
         and successor...................     "
21.  Loans to security holders...........   Not Applicable


                                         iii
C/M:  10726.0053 332300.1





22.  Limitations on liability............   The Trust--Portfolio; Sponsors--
                                                 Limitations on Liability; Trustee--
                                                 Limitations on Liability
23.  Bonding arrangements................   Additional Information--Item A
24.  Other material provisions
       of trust agreement................   Not Applicable

           III. Organization, Personnel and Affiliated Persons of Depositor

25.  Organization of depositor..........    Sponsors
26.  Fees received by depositors........    Not Applicable
27.  Business of depositors.............    Sponsors
28.  Certain information as to
       officials and affiliated
       persons of depositor..............   Contents of Registration Statement
29.  Voting securities of depositors.....   Not Applicable
30.  Persons controlling depositors......        "
31.  Payments by depositors for certain
       services rendered to trust........        "
32.  Payment by depositors for certain
       other services rendered to trust..        "
33.  Remuneration of employees of
     depositors for certain services
     rendered to trust...................        "
34.  Remuneration of other persons for
     certain services rendered to trust..        "

                    IV. Distribution and Redemption of Securities

35.  Distribution of trust's
       securities by states..............   Public Offering--Distribution of Units
36.  Suspension of sales of trust's
       securities........................   Not Applicable
37.  Revocation of authority
       to distribute.....................        "
38.  (a) Method of distribution..........   Public Offering--Distribution of Units
     (b) Underwriting agreements.........        "
     (c) Selling agreements..............        "
39.  (a) Organization of principal
         underwriters....................   Sponsors
     (b) N.A.S.D. membership of
         principal underwriters..........        "
40.  Certain fees received by
       principal underwriters............   Not Applicable
41.  (a) Business of principal
         underwriters....................   Sponsors
     (b) Branch offices of principal
         underwriters....................   Not Applicable
     (c) Salesmen of principal
         underwriters....................        "
42.  Ownership of trust's
       securities by certain persons.....        "
43.  Certain brokerage commissions
       received by principal
       underwriters......................        "
44.  (a) Method of valuation.............   Prospectus front cover; Public
                                                 Offering--Offering Price;  Public
                                                 Offering--Distribution of Units
     (b) Schedule as to offering price...   Not Applicable


                                         iv
C/M:  10726.0053 332300.1





     (c) Variation in offering price
         to certain persons..............   Public Offering--Offering Price;   Public
                                                 Offering--     Distribution of Units
45.  Suspension of redemption rights.....   Not Applicable
46.  (a) Redemption valuation............   Rights of Unit Holders--Redemption--
                                            Computation of Redemption Price per Unit
     (b) Schedule as to redemption
         price................              Not Applicable
47.  Maintenance of position in
       underlying securities.............   Public Offering--Market for Units;
                                                 Rights of Unit Holders--Redemption--
                                                 Purchase by the Sponsors of Units
                                                 Tendered for Redemption; Rights of
                                                 Unit Holders--Redemption--Computation
                                                 of Redemption Price per Unit

                  V. Information Concerning the Trustee or Custodian

48.  Organization and regulation
       of trustee........................   Trustee
49.  Fees and expenses of trustee........   Rights of Unit Holders--Expenses and
                                                 Charges; Rights of Unit Holders--
                                                 Distribution of Interest and Principal
50.  Trustee's lien......................   Rights of Unit Holders--Expenses and
                                                 Charges--Other Charges; Rights of Unit
                                                 Holders--Distribution of Interest and
                                                 Principal

            VI. Information Concerning Insurance of Holders of Securities

51.  Insurance of holders of
       trust's securities................   Insurance on the Bonds

                              VII. Policy of Registrant

52.  (a) Provisions of trust agreement
         with respect to selection or
         elimination of underlying
         securities......................   Prospectus front cover;
                                                 Sponsors--Responsibility
     (b) Transactions involving
         elimination of underlying
         securities......................   Not Applicable
     (c) Policy regarding substitution
         or elimination of underlying
         securities......................   Sponsors--Responsibility
     (d) Fundamental policy not
         otherwise covered...............   Not Applicable
53.  Tax status of trust.................   Prospectus front cover; Tax
                                                 Status

                     VIII. Financial and Statistical Information

54.  Trust's securities during
       last ten years....................   Not Applicable
55.  Certain information regarding
       periodic payment certificates.....        "
56.  Certain information regarding
       periodic payment certificates.....        "


                                         v
C/M:  10726.0053 332300.1





57.  Certain information regarding
       periodic payment certificates.....        "
58.  Certain information regarding
       periodic payment certificates.....        "
59.  Financial Statements
     (Instruction 1(c) to Form S-6)......   Statement of Net Assets; Statements of
                                                 Operations; Statements of Changes in
                                                 Net Assets



                                         vi
C/M:  10726.0053 332300.1

                         EMPIRE STATE MUNICIPAL EXEMPT TRUST
                                GUARANTEED SERIES 51

           Prospectus, Part I     8,504 Units     Dated:  January 31, 1996

               NOTE:  Part I of this Prospectus may not be distributed
                           unless accompanied by Part II.

    This Prospectus consists of two parts. The first part contains a "Summary of Essential Financial Information" on the reverse hereof as of October 31, 1995 and a summary of additional specific information including "Special Factors Concerning the Portfolio" and audited financial statements of the Trust, including the related bond portfolio, as of September 30, 1995. The second part of this Prospectus contains a general summary of the Trust and "Special Factors Affecting New York."


    In the opinion of special counsel for the Sponsors as of the Date of Deposit, interest on the Bonds which is exempt from federal income tax when received by the Trust will be excludable from the federal gross income of the Unit holders and, with certain exceptions, interest income to the Unit holders is generally exempt from all New York State and New York City income taxes. Capital gains, if any, are subject to tax. See Part II under Tax Status."

    The Trust is a unit investment trust formed for the purpose of obtaining tax-exempt interest income through investment in a diversified, insured portfolio of long-term bonds, issued by or on behalf of the State of New York and counties, municipalities, authorities or political subdivisions thereof or issued by certain United States territories or possessions and their public authorities (the "Bonds"). See Part II under "The Trust." The Bonds deposited in the portfolio of the Trust are sometimes referred to herein as the "Securities." Insurance guaranteeing the payment of principal and interest on the Securities while in the Trust has been obtained by the Trust from the Insurer as set forth in Part II under "Insurance on the Bonds." Such insurance does not guarantee the market value of the Securities or the Units offered hereby. The payment of interest and the preservation of principal are, of course, dependent upon the continuing ability of the issuers of the Bonds and any other insurer to meet their obligations. As a result of the insurance on the Bonds, the Units are rated "AAA" by Standard & Poor's Corporation.

    Offering. The initial public offering of Units in the Trust has been completed. The Units offered hereby are issued and outstanding Units which have been acquired by the Sponsors either by purchase from the Trustee of Units tendered for redemption or in the secondary market. See Part II under "Rights of Unit Holders --Redemption -- Purchase by the Sponsors of Units Tendered for Redemption" and "Public Offering -- Market for Units." The price at which the Units offered hereby were acquired was not less than the redemption price determined as described herein. See Part II under "Rights of Unit Holders -- Redemption -- Computation of Redemption Price per Unit."

    The Public Offering Price of the Units is based on the aggregate bid price of the Securities in the Trust divided by the number of Units outstanding, plus a sales charge determined on the basis of the maturities of the Securities in the Trust. See "Public Offering -- Offering Price" in Part II of this Prospectus.

    Market for Units. The Sponsors, although they are not obligated to do so, intend to maintain a secondary market for the Units at prices based upon the aggregate bid price of the Securities in the Trust plus accrued interest to the date of settlement, as more fully described in Part II under "Public Offering -- Market for Units." If such a market is not maintained, a Unit holder may be able to dispose of his Units only through redemption at prices based upon the aggregate bid price of the underlying Securities. The purchase price of the Securities in the Trust, if they were available for direct purchase by investors, would not include the sales charges included in the Public Offering Price of the Units.

    Investors   should  retain  both  Parts  of  this  Prospectus  for  future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

332710.1

            EMPIRE STATE MUNICIPAL EXEMPT TRUST, GUARANTEED SERIES 51

                   SUMMARY OF ESSENTIAL FINANCIAL INFORMATION
                               AT OCTOBER 31, 1995

                  SPONSORS:  GLICKENHAUS & CO.
                             LEBENTHAL & CO., INC.

        AGENT FOR SPONSORS:  GLICKENHAUS & CO.
                   TRUSTEE:  THE BANK OF NEW YORK
                 EVALUATOR:  MULLER DATA CORPORATION


Aggregate Principal Amount of Bonds in the Trust:                $8,105,000.00

Number of Units:                                                         8,504

Fractional Undivided Interest in the Trust Per Unit:                   1/8,504

Total Value of Securities in the Portfolio
    (Based on Bid Side Evaluations of Securities):               $8,265,517.80
                                                                 =============

Sponsors' Repurchase Price Per Unit:                         $          971.96

Plus Sales Charge(1):                                                    16.25

Public Offering Price Per Unit(2):                           $          988.21
                                                             =================

Redemption Price Per Unit(3):                                $          971.96

Excess of Public Offering Price Over Redemption
    Price Per Unit:                                         $            16.25

Weighted Average Maturity of Bonds in the Trust:                    5.383 years

Evaluation Time:                   2:00 p.m., New York Time, on the next day
                                   following receipt by a Sponsor of an order for a Unit sale or purchase or by the Trustee of a Unit tendered for redemption.

Annual Insurance Premium:          $8,804

Evaluator's Fee:                   $.55 for each issue of Bonds in the Trust
                                   for each daily valuation.

Trustee's Annual Fee:              For each $1,000 principal amount of Bonds
                                   in the Trust, $1.08 under the monthly and $.60 under the semi-annual distribution plan.

Sponsors' Annual Fee:              Maximum of $.25 per $1,000 face amount of
                                   underlying Securities.

Date of Deposit:                   November 9, 1989

Date of Trust Agreement:           November 9, 1989

Mandatory Termination Date:        December 31, 2032

Minimum Principal Distribution:    $1.00 per Unit

Minimum Value of the Trust under
   which Trust Agreement may be
    Terminated:                    $2,000,000 or 20% of the value of the Trust
                                   as of the date of deposit, whichever is
                                   lower.

           EMPIRE STATE MUNICIPAL EXEMPT TRUST, GUARANTEED SERIES 51

                  SUMMARY OF ESSENTIAL FINANCIAL INFORMATION
                              AT OCTOBER 31, 1995
                                  (Continued)


                                                    Monthly     Semi-annual

P Estimated Annual Interest Income:                 $70.13        $70.13
      Less Annual Premium on Portfolio Insurance      1.04          1.04
E    Less Estimated Annual Expenses                   2.05          1.43
                                                     --------      --------

R Estimated Net Annual Interest Income:              $67.04        $67.66
                                                     ======        ======


U Estimated Interest Distribution:                   $  5.59        $33.83

N Estimated Current Return Based on Public
      Offering Price (4):                              6.78%         6.85%
I
    Estimated Long-Term Return Based
T    on Public Offering Price (5):                     3.30%         3.36%

    Estimated Daily Rate of Net Interest
       Accrual:                                      $ .18622     $ .18794

    Record Dates:                                  15th Day of  15th Day of May
                                                     Month       and November

    Payment Dates:                                 1st Day of  1st Day of June
                                                      Month     and December
-------------------

1. The sales charge is determined based on the maturities of the underlying securities in the portfolio. See "Public Offering -- Offering Price" in Part B of this Prospectus.

2. Plus accrued interest to November 3, 1995, the expected date of settlement, of $12.81 monthly and $41.31 semi-annually.

3. Based solely upon the bid side evaluations of the portfolio securities. Upon tender for redemption, the price to be paid will include accrued interest as described in Part B under "Rights of Unit Holders -- Redemption -- Computation of Redemption Price per Unit."

4. Estimated Current Return is calculated by dividing the estimated net annual interest income received in cash per Unit by the Public Offering Price. Interest income per Unit will vary with changes in fees and expenses of the Trustee and the Evaluator, and with the redemption, maturity, exchange or sale of Securities. This calculation, which includes cash income accrual only, does not include discount accretion on original issue discount bonds or on zero coupon bonds or premium amortization on bonds purchased at a premium. See "The Trust -- Tax Status" and "The Trust -- Estimated Current Return and Estimated Long-Term Return to Unit Holders" in Part B of this Prospectus.

5. Estimated Long-Term Return is calculated by using a formula that takes into account the yields (including accretion of discounts and amortization of premiums) of the individual Bonds in the Trust's portfolio, weighted to reflect the market value and time to maturity (or, in certain cases, to earlier call date) of such Bonds, adjusted to reflect the Public Offering Price (including sales charge and expenses) per Unit. See "The Trust -- Estimated Current Return and Estimated Long-Term Return to Unit Holders" in Part B of this Prospectus.

     Portfolio Information

     On September 30, 1995, the bid side valuation of 5.9% of the aggregate principal amount of Bonds in the Portfolio for this Trust was at a discount from par and 94.1% was at a premium over par. See Note (B) to "Tax-Exempt Bond Portfolio" for information concerning call and redemption features of the Bonds.

     Special Factors Concerning the Portfolio

     On September 30, 1995, the Portfolio consisted of nine issues of Bonds issued by entities located in New York or certain United States territories or possessions. The following information is being supplied to inform Unit Holders of circumstances affecting the Trust. 18.0% of the aggregate principal amount of the Bonds in the Portfolio are general obligations of the governmental entities issuing them and are backed by the taxing power thereof. 82.0% of the aggregate principal amount of the Bonds in the Portfolio are payable from the income of specific projects or authorities and are not supported by the issuers' power to levy taxes.

     Although income to pay such Bonds may be derived from more than one source, the primary sources of such income, the number of issues (and the related dollar weighted percentage of such issues) deriving income from such sources and the purpose of issue are as follows: General Obligation, one (18.0%); Revenue:
Housing, one (15.9%); Higher Education, one (5.9%); Health Care, three (32.2%); Water and Sewer, one (22.6%); and Other, two (5.4%). The Trust is deemed to be concentrated in the Health Care Bonds category.1 Three issues, constituting 42.7% of the Bonds in the Portfolio, are original issue discount bonds of which one is a zero coupon bond. Seven issues (76.0%) were rated AAA and one issue (5.9%) was rated BBB by Standard & Poor's Corporation; one issue (18.1%) was rated Aaa by Moody's Investors Service, Inc.2 Subsequent to such date, such ratings may have changed. See "Tax-Exempt Bond Portfolio." For a more detailed discussion, it is recommended that Unit Holders consult the official statements for each Security in the Portfolio of the Trust.

     Tax Status (The tax opinion which is described herein was rendered on the Date of Deposit. Consult your tax advisor to discuss any relevant changes in tax laws since the Date of Deposit. See also "The Trust -- Tax Status" in Part B of this Prospectus.)

     Interest income on the Bonds contained in the Trust Portfolio is, in the opinion of bond counsel to the issuing governmental authorities, excludable from gross income under the Internal Revenue Code of 1986, as amended. See "The Trust -- Portfolio" in Part B of this Prospectus.

     Gain (or loss) realized on a sale, maturity or redemption of the Bonds or on a sale or redemption of a Unit of the Trust is, however, includable in gross income as capital gain (or loss) for federal, state and local income tax purposes assuming that the Unit is held as a capital asset. Such gain (or loss) does not include any amount received in respect of accrued interest. In addition, such gain (or loss) may be long- or short-term depending on the facts and circumstances. Bonds selling at a market discount tend to increase in market value as they approach maturity when the principal amount is payable, thus increasing the potential for taxable gain (or reducing the potential for loss) on their redemption, maturity or sale. For tax years beginning after December 31, 1992, long-term capital gains will be taxed at a maximum federal income tax rate of 28%, while ordinary income will be taxed at a maximum federal income tax rate of 36% (plus a 10% surtax applicable to certain high income taxpayers).


-------------------

     1 A Trust is considered to be "concentrated" in a particular category or issuer when the Bonds in that category or of that issuer constitute 25% or more of the aggregate face amount of the Portfolio. See "The Trust -- General Considerations" in Part B of this Prospectus.

     2 For the meanings of ratings, see "Description of Bond Ratings" in Part B of this Prospectus.

INDEPENDENT AUDITOR'S REPORT




The Sponsors, Trustee and Unit Holders of Empire State Municipal Exempt Trust,
    Guaranteed Series 51:


We have audited the accompanying statement of net assets of Empire State Municipal Exempt Trust, Guaranteed Series 51, including the tax-exempt bond portfolio, as of September 30, 1995, and the related statements of operations and changes in net assets for the year then ended. These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Empire State Municipal Exempt Trust, Guaranteed Series 51 as of September 30, 1995, and the results of its operations and changes in net assets for the year then ended in conformity with generally accepted accounting principles.




GOLDSTEIN GOLUB KESSLER & COMPANY, P.C.
New York, New York

December 29, 1995

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 51

                             STATEMENT OF NET ASSETS
                               SEPTEMBER 30, 1995
==============================================================================



ASSETS:

    CASH...............................................    $    79 468

    INVESTMENTS IN SECURITIES, at market value
          (cost $7,930,357) (Note 1)...................      8 484 650

    ACCRUED INTEREST RECEIVABLE........................        139 590
                                                           -----------

          Total trust property.........................      8 703 708

    LESS - ACCRUED EXPENSES............................          1 912
                                                           -----------

    NET ASSETS.........................................    $ 8 701 796
                                                           ===========


NET ASSETS REPRESENTED BY:

                                                      Monthly       Semi-annual
                                                   distribution    distribution
                                                       plan            plan              Total

VALUE OF FRACTIONAL UNDIVIDED
    INTERESTS...............................        $ 4 816 331      $ 3 661 931      $ 8 478 262

UNDISTRIBUTED NET INVESTMENT
    INCOME..................................             91 480          132 054          223 534
                                                    -----------      -----------      -----------

          Total value.......................        $ 4 907 811      $ 3 793 985      $ 8 701 796
                                                    ===========      ===========      ===========

UNITS OUTSTANDING...........................              4 944            3 759            8 703
                                                    ===========      ===========      ===========

VALUE PER UNIT..............................        $    992.68      $  1 009.31
                                                    ===========      ===========



                                See Notes to Financial Statements

                                                 EMPIRE STATE MUNICIPAL EXEMPT TRUST
                                                        GUARANTEED SERIES 51

                                                      STATEMENTS OF OPERATIONS
===========================================================================================================




                                                                         Year ended
                                                                       September 30,
                                                                1995         1994            1993

INVESTMENT INCOME - INTEREST...........................     $ 661 385    $  704 822     $ 723 687
                                                            ---------    ----------     ---------

EXPENSES:
    Trustee fees.......................................         9 717         9 842        10 343
    Evaluation fees....................................         1 459         1 495         1 559
    Insurance premiums.................................         9 588        10 259        10 565
    Sponsors' advisory fees............................         2 086         2 319         2 385
    Auditors' fees.....................................         1 800         1 800         1 800
                                                            ---------    ----------     ---------

                    Total expenses.....................        24 650        25 715        26 652
                                                            ---------    ----------     ---------

NET INVESTMENT INCOME..................................       636 735       679 107       697 035

REALIZED GAIN (LOSS) ON SECURITIES SOLD
    OR REDEEMED (Notes 1 and 3)........................       (44 200)       14 933         8 293

NET CHANGE IN UNREALIZED MARKET
    APPRECIATION (DEPRECIATION) (Note 1)...............        45 462      (600 694)      222 534
                                                            ---------    ----------     ---------

NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS....................................     $ 637 997    $   93 346     $ 927 862
                                                            =========    ==========     =========


                                See Notes to Financial Statements

                                                 EMPIRE STATE MUNICIPAL EXEMPT TRUST
                                                        GUARANTEED SERIES 51

                                                 STATEMENTS OF CHANGES IN NET ASSETS
=============================================================================================================



                                                                        Year ended
                                                                      September 30,
                                                        -----------------------------------
                                                              1995            1994           1993
                                                        -------------------------------- --------

OPERATIONS:
    Net investment income.............................  $    636 735   $    679 107  $    697 035
    Realized gain (loss) on securities
        sold or redeemed (Notes 1 and 3)..............       (44 200)        14 933         8 293
    Net change in unrealized market
        appreciation (depreciation) (Note 1)..........        45 462       (600 694)      222 534
                                                        ------------   ------------  ------------

             Net increase in net assets
               resulting from operations..............       637 997         93 346       927 862
                                                        ------------   ------------  ------------

DISTRIBUTIONS TO UNIT HOLDERS (Note 2):
    Net investment income.............................      (665 584)      (684 285)     (703 170)
    Principal.........................................      (553 074)             -             -
                                                        ------------   ------------  ------------

             Total distributions......................    (1 218 658)      (684 285)     (703 170)
                                                        ------------   ------------  ------------

CAPITAL SHARE TRANSACTIONS:
    Redemption of 548, 220 and 280 units
       at September 30, 1995, 1994 and 1993,
       respectively...................................      (560 128)      (233 383)     (300 734)
                                                        ------------   ------------  ------------

NET DECREASE IN NET ASSETS............................    (1 140 789)      (824 322)      (76 042)

NET ASSETS:
    Beginning of year.................................     9 842 585     10 666 907    10 742 949
                                                        ------------   ------------  ------------

    End of year.......................................  $  8 701 796   $  9 842 585  $ 10 666 907
                                                        ============   ============  ============

DISTRIBUTIONS PER UNIT (Note 2):
    Interest:
        Monthly plan..................................        $72.15         $72.12        $72.45
        Semi-annual plan..............................        $73.52         $72.76        $73.10

    Principal:
        Monthly plan..................................        $63.00      $       -     $       -
        Semi-annual plan..............................        $63.00      $       -     $       -

                                See Notes to Financial Statements

==============================================================================

==============================================================================


                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 51

                          NOTES TO FINANCIAL STATEMENTS
 ==============================================================================




The Trust is a unit investment trust formed under the Investment Company Act of 1940 for the purpose of obtaining tax-exempt interest income through investment in a fixed insured portfolio of long-term bonds, issued primarily by or on behalf of the State of New York and counties, municipalities, authorities or political subdivisions thereof.

The Bank of New York (the "Trustee") has custody of and responsibility for the accounting records and financial statements of the Trust and is responsible for establishing and maintaining a system of internal control.

The Trustee is also responsible for all estimates of expenses and accruals reflected in the Trust's financial statements. The accompanying financial statements have been adjusted to record the unrealized appreciation (depreciation) of investments and to record interest income and expenses on the accrual basis.


NOTE 1 - ACCOUNTING POLICIES

        Securities

           Securities are stated at bid side market value as determined by an independent outside evaluator. Securities transactions are recorded on the trade date. The difference between cost and market value is reflected as unrealized appreciation (depreciation) of investments. Realized gains (losses) from securities transactions are determined on the basis of average cost of the securities sold or redeemed.

        Taxes on income

           The Trust is not subject to taxes on income and, accordingly, no provision has been made.

        Termination of Trust

           The mandatory termination date of the Trust is December 31, 2032. If the value of the Trust falls below $2,000,000 or 20% of the value of the Trust as of the date of deposit, whichever is lower, the Trust is subject to termination as specified in the Trust Agreement.


NOTE 2 - DISTRIBUTIONS

        Interest received by the Trust is distributed to Unit Holders either semi-annually on the first day of June and December or, if elected by the Unit Holder, on the first day of each month, after deducting applicable expenses. Principal distributions result from the sale or redemption of securities.

=================================================================================================================================

================================================================================================================================


                                                 EMPIRE STATE MUNICIPAL EXEMPT TRUST
                                                        GUARANTEED SERIES 51

                                                    NOTES TO FINANCIAL STATEMENTS
                                                             (Concluded)
=============================================================================================================



NOTE 3 - BONDS SOLD OR REDEEMED

Port-                                                                                    Realized
folio                                   Principal       Date                               Gain
 No.                Description           Amount      Redeemed  Net Proceeds    Cost      (Loss)

Year ended September 30, 1995:

   9     The City of New York, General  $ 40 000    11/7/94  $     42 000 $     39 749 $    2 251
           Obligation Bonds, Fiscal 1989  50 000    7/27/95        53 500       49 686      3 814
           Series A                       35 000    8/14/95        37 065       34 780      2 285
                                          15 000    9/21/95        15 750       14 907        843

   *     Dormitory Authority of the       80 000    12/2/94        82 720       86 397     (3 677)
           State of New York, State      125 000    2/21/95       128 750      134 995     (6 245)
           University Insured Revenue     35 000    4/21/95        35 700       37 799     (2 099)
           Bonds, Series 1985B Bonds     110 000    5/12/95       112 200      118 796     (6 596)
           (FGIC Insured)                580 000    6/26/95       591 600      626 376    (34 776)
                                    ------------             ------------ ------------  ---------

                                      $1 070 000               $1 099 285   $1 143 485   $(44 200)
                                      ==========               ==========   ==========   ========

-------------------

*  Bond redeemed in its entirety.


NOTE 4 - NET ASSETS

        Cost of 10,000 units at Date of Deposit                  $ 10 340 004
        Less gross underwriting commission                            506 600
                                                                 ------------

                   Net cost - initial offering price                9 833 404

        Realized net loss on securities sold or redeemed               (7 030)
        Principal distributions                                      (553 074)
        Redemption of 1,297 units                                  (1 349 331)
        Unrealized market appreciation of securities                  554 293
        Undistributed net investment income                           223 534
                                                                 ------------

                   Net assets                                    $  8 701 796
                                                                 ============

=================================================================================================================================

=================================================================================================================================


                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 51

                            TAX-EXEMPT BOND PORTFOLIO
                               SEPTEMBER 30, 1995
===============================================================================================


                                                                      Redemption Features                  Market Value    Annual
Port-          Aggregate                                   Date of    S.F. - Sinking Fund      Cost of         as of      Interest
folio Rating   Principal  Name of Issuer and      Coupon  Maturity   Opt. - Optional Call       Bonds      September 30,  Income to
 No. (Note A)   Amount         Title of Bond        Rate  (Note B)         (Note B)           to Trust         1995        Trust
---- -------- ----------  ----------------------- ------- ----------------------------------- --------  ------------------------

  1   AAA     $1 850 000  New York City          7.800%    06/15/18   06/15/09 @ 100 S.F.     $1 912 844    $2 001 626    $144 300
                            Municipal Water                           06/15/97 @ 102 Opt.
                            Finance Authority,
                            Water and Sewer
                            System Revenue
                            Bonds, Fiscal
                            1988 Series B
                            (MBIA Insured)

  2   AAA      1 305 000  New York City          7.375     04/01/17   10/01/09 @ 100 S.F.      1 305 000     1 364 064      96 244
                            Housing Development                       04/01/98 @ 101.5 Opt.
                            Corporation, MBIA
                            Insured Residential
                            Revenue Refunding
                            Bonds (Royal Charter
                            Properties-East,
                            Inc. Project)
                            1988 Series I

  3   AAA      1 000 000  New York State         8.300     02/15/22   No Sinking Fund          1 052 730     1 113 590      83 000
                            Medical Care                              02/15/98 @ 102 Opt.
                            Facilities
                            Finance Agency,
                            Hospital and
                            Nursing Home
                            FHA-Insured
                            Mortgage Revenue
                            Bonds, 1987
                            Series A

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 51

                            TAX-EXEMPT BOND PORTFOLIO
                               SEPTEMBER 30, 1995
                                   (Continued)
===============================================================================================


                                                                      Redemption Features                  Market Value    Annual
Port-           Aggregate                                  Date of    S.F. - Sinking Fund      Cost of         as of      Interest
folio  Rating   Principal  Name of Issuer and      Coupon Maturity   Opt. - Optional Call       Bonds      September 30,  Income to
 No.  (Note A)   Amount         Title of Bond        Rate (Note B)         (Note B)           to Trust         1995        Trust
----  -------- ----------  ----------------------- ------------------------------------------ --------  ------------------------

  4    AAA     $1 535 000  New York State         8.000%   02/15/28   No Sinking Fund         $1 579 316    $1 723 744    $122 800
                             Medical Care                             08/15/98 @ 102 Opt.
                             Facilities
                             Finance Agency,
                             Hospital and
                             Nursing Home
                             Insured Mortgage
                             Revenue Bonds,
                             1988 Series A
                             (FHA Insured
                             Mortgage)

  5    AAA        100 000  New York State         8.000    02/15/08   No Sinking Fund            102 887       110 034       8 000
                             Medical Care                             08/15/98 @ 102 Opt.
                             Facilities
                             Finance Agency,
                             Hospital and
                             Nursing Home
                             Insured Mortgage
                             Revenue Bonds,
                             1988 Series B
                             (FHA Insured
                             Mortgage)

  6    AAA        345 000  Triborough Bridge      8.000    01/01/18   01/01/09 @ 100 S.F.        354 584       378 896      27 600
                             and Tunnel Authority,                    01/01/98 @ 101.5 Opt.
                             Mortgage Recording
                             Tax Special Obligation
                             Bonds, Series 1988 A

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 51

                            TAX-EXEMPT BOND PORTFOLIO
                               SEPTEMBER 30, 1995
                                   (Continued)
===============================================================================================


                                                                        Redemption Features                  Market Value   Annual
Port-           Aggregate                                    Date of    S.F. - Sinking Fund      Cost of         as of     Interest
folio  Rating   Principal   Name of Issuer and      Coupon  Maturity   Opt. - Optional Call       Bonds      September 30, Income to
 No.  (Note A)   Amount          Title of Bond        Rate  (Note B)         (Note B)           to Trust         1995       Trust
----  -------- ----------   ----------------------- ------- ----------------------------------- --------  -----------------------

  7    AAA    $   100 000   Triborough Bridge      7.125%    01/01/19   01/01/95 @ 100 S.F.   $     96 500   $   111 543    $ 7 125
                              and Tunnel Authority,                     01/01/00 @ 101 Opt.
                              Mortgage Recording
                              Tax Special Obligation
                              Bonds, Series 1989 A

  8    BBB        485 000   Dormitory Authority    0.000      7/01/18   07/01/09 @ 48.306 S.F.      55 775        90 079         -
                              of the State of                           07/01/98 @ 20.844 Opt.
                              New York, City
                              University System
                              Consolidated
                              Revenue Bonds,
                              Series 1988 E

  9    Aaa*     1 480 000   The City of New        7.750     08/15/28   No Sinking Fund          1 470 721     1 591 074    114 700
                              York, General                             08/15/97 @ 100.75 Opt.
                              Obligation Bonds,
                              Fiscal 1989
                              Series A

               $8 200 000                                                                       $7 930 357    $8 484 650   $603 769
               ==========                                                                       ==========    ==========   ========

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 51

                            TAX-EXEMPT BOND PORTFOLIO
                               SEPTEMBER 30, 1995
                                   (Concluded)
============================================================================


                       NOTES TO TAX-EXEMPT BOND PORTFOLIO

(A) A description of the rating symbols and their meanings appear under "Description of Bond Ratings" in Part B of this Prospectus. Ratings are by Standard & Poor's Corporation, except for those indicated by (*), which are by Moody's Investors Service. Certain bond ratings have changed since the Date of Deposit, at which time all such bonds were rated A or better by either Standard & Poor's Corporation or Moody's Investors Service.

(B) Bonds may be redeemable prior to maturity from a sinking fund (mandatory partial redemption) (S.F.) or at the stated optional call (at the option of the issuer) (Opt.) or by refunding. Certain bonds in the portfolio may be redeemed earlier than dates shown in whole or in part under certain unusual or extraordinary circumstances as specified in the terms and provisions of such bonds.

                            INDEPENDENT AUDITORS' REPORT


The Sponsors, Trustee and Unit Holders of Empire State Municipal Exempt Trust, Guaranteed Series 51:

We have audited the statement of net assets (not included) of Empire State Municipal Exempt Trust, Guaranteed Series 51, including the bond portfolio, as of September 30, 1994, and the related statements of operations and changes in net assets for the years ended September 30, 1994 and 1993. These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1994, by correspondence with the Trustee. An audit includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Empire State Municipal Exempt Trust, Guaranteed Series 51 as of September 30, 1994, and the results of its operations and changes in net assets for the years ended September 30, 1994 and 1993, in conformity with generally accepted accounting principles.




BDO Seidman, LLP


New York, New York
October 31, 1994

                         EMPIRE STATE MUNICIPAL EXEMPT TRUST
                                GUARANTEED SERIES 52

           Prospectus, Part I     9,300 Units     Dated:  January 31, 1996

               NOTE:  Part I of this Prospectus may not be distributed
                           unless accompanied by Part II.

    This Prospectus consists of two parts. The first part contains a "Summary of Essential Financial Information" on the reverse hereof as of October 31, 1995 and a summary of additional specific information including "Special Factors Concerning the Portfolio" and audited financial statements of the Trust, including the related bond portfolio, as of September 30, 1995. The second part of this Prospectus contains a general summary of the Trust and "Special Factors Affecting New York."


    In the opinion of special counsel for the Sponsors as of the Date of Deposit, interest on the Bonds which is exempt from federal income tax when received by the Trust will be excludable from the federal gross income of the Unit holders and, with certain exceptions, interest income to the Unit holders is generally exempt from all New York State and New York City income taxes. Capital gains, if any, are subject to tax. See Part II under Tax Status."

    The Trust is a unit investment trust formed for the purpose of obtaining tax-exempt interest income through investment in a diversified, insured portfolio of long-term bonds, issued by or on behalf of the State of New York and counties, municipalities, authorities or political subdivisions thereof or issued by certain United States territories or possessions and their public authorities (the "Bonds"). See Part II under "The Trust." The Bonds deposited in the portfolio of the Trust are sometimes referred to herein as the "Securities." Insurance guaranteeing the payment of principal and interest on the Securities while in the Trust has been obtained by the Trust from the Insurer as set forth in Part II under "Insurance on the Bonds." Such insurance does not guarantee the market value of the Securities or the Units offered hereby. The payment of interest and the preservation of principal are, of course, dependent upon the continuing ability of the issuers of the Bonds and any other insurer to meet their obligations. As a result of the insurance on the Bonds, the Units are rated "AAA" by Standard & Poor's Corporation.

    Offering. The initial public offering of Units in the Trust has been completed. The Units offered hereby are issued and outstanding Units which have been acquired by the Sponsors either by purchase from the Trustee of Units tendered for redemption or in the secondary market. See Part II under "Rights of Unit Holders --Redemption -- Purchase by the Sponsors of Units Tendered for Redemption" and "Public Offering -- Market for Units." The price at which the Units offered hereby were acquired was not less than the redemption price determined as described herein. See Part II under "Rights of Unit Holders -- Redemption -- Computation of Redemption Price per Unit."

    The Public Offering Price of the Units is based on the aggregate bid price of the Securities in the Trust divided by the number of Units outstanding, plus a sales charge determined on the basis of the maturities of the Securities in the Trust. See "Public Offering -- Offering Price" in Part II of this Prospectus.

    Market for Units. The Sponsors, although they are not obligated to do so, intend to maintain a secondary market for the Units at prices based upon the aggregate bid price of the Securities in the Trust plus accrued interest to the date of settlement, as more fully described in Part II under "Public Offering -- Market for Units." If such a market is not maintained, a Unit holder may be able to dispose of his Units only through redemption at prices based upon the aggregate bid price of the underlying Securities. The purchase price of the Securities in the Trust, if they were available for direct purchase by investors, would not include the sales charges included in the Public Offering Price of the Units.

    Investors   should  retain  both  Parts  of  this  Prospectus  for  future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

332712.1

            EMPIRE STATE MUNICIPAL EXEMPT TRUST, GUARANTEED SERIES 52

                   SUMMARY OF ESSENTIAL FINANCIAL INFORMATION
                               AT OCTOBER 31, 1995

                  SPONSORS:  GLICKENHAUS & CO.
                             LEBENTHAL & CO., INC.

        AGENT FOR SPONSORS:  GLICKENHAUS & CO.
                   TRUSTEE:  THE BANK OF NEW YORK
                 EVALUATOR:  MULLER DATA CORPORATION


Aggregate Principal Amount of Bonds in the Trust:         $    9,305,000

Number of Units:                                                   9,300

Fractional Undivided Interest in the Trust Per Unit:             1/9,300

Total Value of Securities in the Portfolio
    (Based on Bid Side Evaluations of Securities):         $9,722,261.93
                                                           =============

Sponsors' Repurchase Price Per Unit:                      $     1,045.40

Plus Sales Charge(1):                                              25.29

Public Offering Price Per Unit(2):                        $     1,070.69
                                                          ==============

Redemption Price Per Unit(3):                             $     1,045.40

Excess of Public Offering Price Over Redemption
    Price Per Unit:                                       $        25.29

Weighted Average Maturity of Bonds in the Trust:             9.456 years

Evaluation Time:                          2:00 p.m.,  New York Time, on the next
                                          day following  receipt by a Sponsor of
                                          an order for a Unit  sale or  purchase
                                          or by the  Trustee of a Unit  tendered
                                          for redemption.

Annual Insurance Premium:                 $19,532

Evaluator's Fee:                          $.55  for  each  issue of Bonds in the
                                          Trust for each daily valuation.

Trustee's Annual Fee:                     For each  $1,000  principal  amount of
                                          Bonds in the  Trust,  $1.08  under the
                                          monthly and $.60 under the semi-annual
                                          distribution plan.

Sponsors' Annual Fee:                     Maximum of $.25 per $1,000 face amount
                                          of underlying Securities.

Date of Deposit:                          December 6, 1989

Date of Trust Agreement:                  December 6, 1989

Mandatory Termination Date:               December 31, 2038

Minimum Principal Distribution:           $1.00 per Unit

Minimum Value of the Trust under which
    Trust Agreement may be Terminated:    $2,000,000  or 20% of the value of the
                                          Trust  as  of  the  date  of  deposit,
                                          whichever is lower.

                    EMPIRE STATE MUNICIPAL EXEMPT TRUST, GUARANTEED SERIES 52

                           SUMMARY OF ESSENTIAL FINANCIAL INFORMATION
                                       AT OCTOBER 31, 1995
                                           (Continued)


                                                             Monthly             Semi-annual

P Estimated Annual Interest Income:                          $72.87                $72.87
      Less Annual Premium on Portfolio Insurance               2.10                  2.10
E    Less Estimated Annual Expenses                            2.01                  1.44
                                                            -------               -------

R Estimated Net Annual Interest Income:                      $68.76                $69.33
                                                             ======                ======


U Estimated Interest Distribution:                          $  5.73                $34.66

N Estimated Current Return Based on Public
      Offering Price (4):                                      6.42%                 6.48%
I
    Estimated Long-Term Return Based
T    on Public Offering Price (5):                             3.91%                 3.97%

    Estimated Daily Rate of Net Interest
       Accrual:                                        $ .19100             $ .19258

    Record Dates:                                           15th Day of         15th Day of May
                                                               Month             and November

    Payment Dates:                                          1st Day of          1st Day of June
                                                               Month             and December

-------------------

1. The sales charge is determined based on the maturities of the underlying securities in the portfolio. See "Public Offering -- Offering Price" in Part B of this Prospectus.

2. Plus accrued interest to November 3, 1995, the expected date of settlement, of $13.92 monthly and $42.70 semi-annually.

3. Based solely upon the bid side evaluations of the portfolio securities. Upon tender for redemption, the price to be paid will include accrued interest as described in Part B under "Rights of Unit Holders -- Redemption -- Computation of Redemption Price per Unit."

4. Estimated Current Return is calculated by dividing the estimated net annual interest income received in cash per Unit by the Public Offering Price. Interest income per Unit will vary with changes in fees and expenses of the Trustee and the Evaluator, and with the redemption, maturity, exchange or sale of Securities. This calculation, which includes cash income accrual only, does not include discount accretion on original issue discount bonds or on zero coupon bonds or premium amortization on bonds purchased at a premium. See "The Trust -- Tax Status" and "The Trust -- Estimated Current Return and Estimated Long-Term Return to Unit Holders" in Part B of this Prospectus.

5. Estimated Long-Term Return is calculated by using a formula that takes into account the yields (including accretion of discounts and amortization of premiums) of the individual Bonds in the Trust's portfolio, weighted to reflect the market value and time to maturity (or, in certain cases, to earlier call date) of such Bonds, adjusted to reflect the Public Offering Price (including sales charge and expenses) per Unit. See "The Trust --Estimated Current Return and Estimated Long-Term Return to Unit Holders" in Part B of this Prospectus.

     Portfolio Information

     On September 30, 1995, the bid side valuation of 22.6% of the aggregate principal amount of Bonds in the Portfolio for this Trust was at a discount from par and 77.4% was at a premium over par. See Note (B) to "Tax-Exempt Bond Portfolio" for information concerning call and redemption features of the Bonds.

     Special Factors Concerning the Portfolio

     On September 30, 1995, the Portfolio consisted of twelve issues of Bonds issued by entities located in New York or certain United States territories or possessions. The following information is being supplied to inform Unit Holders of circumstances affecting the Trust. 7.5% of the aggregate principal amount of the Bonds in the Portfolio are general obligations of the governmental entities issuing them and are backed by the taxing power thereof. 19.7% of the aggregate principal amount of the Bonds in the Portfolio is payable from appropriations. 72.8% of the aggregate principal amount of the Bonds in the Portfolio are payable from the income of specific projects or authorities and are not supported by the issuers' power to levy taxes.

     Although income to pay such Bonds may be derived from more than one source, the primary sources of such income, the number of issues (and the related dollar weighted percentage of such issues) deriving income from such sources and the purpose of issue are as follows: General Obligation, three (7.5%); Appropriations, two (19.7%), Revenue: Higher Education, one (5.4%); Health Care, four (30.6%); Water and Sewer, one (18.6%), and Other, one (18.2%). The Trust is deemed to be concentrated in the Health Care Bonds category.1 Four issues, constituting 41.3% of the Bonds in the Portfolio, are original issue discount bonds, of which two are zero coupon bonds. Three issues (24.2%) were rated AAA, one issue (7.8%) was rated AA, and two issues (5.7%) were rated BBB+ by Standard & Poor's Corporation; two issues (20.5%) were rated Aaa, one issue (18.6%) was rated A and one issue (5.3%) was rated Baa1 by Moody's Investors Service, Inc.2 Two issues were partially refunded. The partially refunded portions (8.9%) were rated AAA and the remaining portions (9.0%) were rated BBB+ by Standard & Poor's Corporation. Subsequent to such date, such ratings may have changed. See "Tax-Exempt Bond Portfolio." For a more detailed discussion, it is recommended that Unit Holders consult the official statements for each Security in the Portfolio of the Trust.

     Tax Status (The tax opinion which is described herein was rendered on the Date of Deposit. Consult your tax advisor to discuss any relevant changes in tax laws since the Date of Deposit. See also "The Trust -- Tax Status" in Part B of this Prospectus.)

     Interest income on the Bonds contained in the Trust Portfolio is, in the opinion of bond counsel to the issuing governmental authorities, excludable from gross income under the Internal Revenue Code of 1986, as amended. See "The Trust -- Portfolio" in Part B of this Prospectus.

     Gain (or loss) realized on a sale, maturity or redemption of the Bonds or on a sale or redemption of a Unit of the Trust is, however, includable in gross income as capital gain (or loss) for federal, state and local income tax purposes assuming that the Unit is held as a capital asset. Such gain (or loss) does not include any amount received in respect of accrued interest. In addition, such gain (or loss) may be long- or short-term depending on the facts and circumstances. Bonds selling at a market discount tend to increase in market value as they approach maturity when the principal amount is payable, thus increasing the potential for taxable gain (or reducing the potential for loss) on their redemption, maturity or sale. For tax years beginning after December 31, 1992, long-term capital gains will be taxed at a maximum federal income tax rate of 28%, while ordinary income will be taxed at a maximum federal income tax rate of 36% (plus a 10% surtax applicable to certain high income taxpayers).
-------------------

    1 A Trust is considered to be "concentrated" in a particular category or issuer when the Bonds in that category or of that issuer constitute 25% or more of the aggregate face amount of the Portfolio. See "The Trust -- General Considerations" in Part B of this Prospectus.
    2 For the meanings of ratings, see "Description of Bond Ratings" in Part B of this Prospectus.

INDEPENDENT AUDITOR'S REPORT




The Sponsors,  Trustee and Unit Holders of Empire State Municipal  Exempt Trust,
    Guaranteed Series 52:


We have audited the accompanying statement of net assets of Empire State Municipal Exempt Trust, Guaranteed Series 52, including the tax-exempt bond portfolio, as of September 30, 1995, and the related statements of operations and changes in net assets for the year then ended. These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Empire State Municipal Exempt Trust, Guaranteed Series 52 as of September 30, 1995, and the results of its operations and changes in net assets for the year then ended in conformity with generally accepted accounting principles.




GOLDSTEIN GOLUB KESSLER & COMPANY, P.C.
New York, New York

December 29, 1995

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 52

                             STATEMENT OF NET ASSETS
                               SEPTEMBER 30, 1995
   =========================================================================



ASSETS:

    CASH.................................................    $   100 758

    INVESTMENTS IN SECURITIES, at market value
     (cost $9,025,167) (Note 1)..........................      9 740 535

    ACCRUED INTEREST RECEIVABLE..........................        143 164
                                                            ------------

          Total trust property...........................      9 984 457

    LESS - ACCRUED EXPENSES..............................          2 213
                                                          --------------

    NET ASSETS...........................................     $9 982 244
                                                              ==========


NET ASSETS REPRESENTED BY:

                                                      Monthly       Semi-annual
                                                   distribution    distribution
                                                       plan            plan              Total

VALUE OF FRACTIONAL UNDIVIDED
    INTERESTS...............................         $6 762 926       $2 987 273       $9 750 199

UNDISTRIBUTED NET INVESTMENT
    INCOME..................................            128 164          103 881          232 045
                                                   ------------     ------------     ------------

          Total value.......................         $6 891 090       $3 091 154       $9 982 244
                                                     ==========       ==========       ==========

UNITS OUTSTANDING...........................              6 468            2 857            9 325
                                                  =============   ==============   ==============

VALUE PER UNIT..............................        $  1 065.41     $   1 081.96
                                                    ===========     ============

                                See Notes to Financial Statements

                               EMPIRE STATE MUNICIPAL EXEMPT TRUST
                                      GUARANTEED SERIES 52

                                    STATEMENTS OF OPERATIONS
=========================================================================




                                                                         Year ended
                                                                      September 30,
                                                               1995         1994           1993

INVESTMENT INCOME - INTEREST  .........................     $ 700 670   $  720 113    $   730 245
                                                            ---------   ----------    -----------

EXPENSES:
    Trustee fees.......................................        10 653       10 667         10 937
    Evaluation fees....................................         2 260        2 158          2 014
    Insurance premiums.................................        20 223       20 786         21 059
    Sponsors' advisory fees............................         2 343        2 448          2 487
    Auditors' fees.....................................         1 800        1 800          1 800
                                                            ---------   ----------    -----------

                    Total expenses.....................        37 279       37 859         38 297
                                                            ---------   ----------    -----------

NET INVESTMENT INCOME..................................       663 391      682 254        691 948

REALIZED GAIN ON SECURITIES SOLD
    OR REDEEMED (Notes 1 and 3)........................         6 620        8 327          7 989

NET CHANGE IN UNREALIZED MARKET
    APPRECIATION (DEPRECIATION) (Note 1)...............       144 962     (630 072)       585 509
                                                            ---------   ----------    -----------

NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS...................................     $ 814 973   $   60 509    $ 1 285 446
                                                            =========   ==========    ===========

                               EMPIRE STATE MUNICIPAL EXEMPT TRUST
                                      GUARANTEED SERIES 52

                               STATEMENTS OF CHANGES IN NET ASSETS
=========================================================================



                                                                        Year ended
                                                                      September 30,
                                                             1995           1994          1993

OPERATIONS:
    Net investment income.............................  $    663 391  $    682 254   $    691 948
    Realized gain on securities
        sold or redeemed (Notes 1 and 3)..............         6 620         8 327          7 989
    Net change in unrealized market
        appreciation (depreciation) (Note 1)..........       144 962      (630 072)       585 509
                                                        ------------  ------------   ------------

             Net increase in net assets resulting from
               operations.............................       814 973        60 509      1 285 446
                                                        ------------  ------------   ------------

DISTRIBUTIONS TO UNIT HOLDERS OF NET
   INVESTMENT INCOME (Note 2).........................      (672 993)     (686 573)      (693 305)
                                                        ------------  ------------   ------------

CAPITAL SHARE TRANSACTIONS:
    Redemption of 426, 184 and 65 units
       at September 30, 1995, 1994 and 1993,
       respectively...................................      (439 818)     (199 422)       (69 866)
                                                        ------------  ------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS.................      (297 838)     (825 486)       522 275

NET ASSETS:
    Beginning of year.................................    10 280 082    11 105 568     10 583 293
                                                        ------------  ------------   ------------

    End of year.......................................  $  9 982 244  $ 10 280 082   $ 11 105 568
                                                        ============  ============   ============

DISTRIBUTIONS PER UNIT (Note 2):
    Interest:
        Monthly plan..................................        $69.00        $69.24         $69.08
        Semi-annual plan..............................        $69.64        $69.92         $69.68

===========================================================================

==============================================================================


                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 52

                          NOTES TO FINANCIAL STATEMENTS
   =========================================================================






The Trust is a unit investment trust formed under the Investment Company Act of 1940 for the purpose of obtaining tax-exempt interest income through investment in a fixed insured portfolio of long-term bonds, issued primarily by or on behalf of the State of New York and counties, municipalities, authorities or political subdivisions thereof.

The Bank of New York (the "Trustee") has custody of and responsibility for the accounting records and financial statements of the Trust and is responsible for establishing and maintaining a system of internal control.

The Trustee is also responsible for all estimates of expenses and accruals reflected in the Trust's financial statements. The accompanying financial statements have been adjusted to record the unrealized appreciation (depreciation) of investments and to record interest income and expenses on the accrual basis.


NOTE 1 - ACCOUNTING POLICIES

        Securities

           Securities are stated at bid side market value as determined by an independent outside evaluator. Securities transactions are recorded on the trade date. The difference between cost and market value is reflected as unrealized appreciation (depreciation) of investments. Realized gains (losses) from securities transactions are determined on the basis of average cost of the securities sold or redeemed.

        Taxes on income

           The Trust is not subject to taxes on income and, accordingly, no provision has been made.

        Termination of Trust

           The mandatory termination date of the Trust is December 31, 2038. If the value of the Trust falls below $2,000,000 or 20% of the value of the Trust as of the date of deposit, whichever is lower, the Trust is subject to termination as specified in the Trust Agreement.


NOTE 2 - DISTRIBUTIONS

        Interest received by the Trust is distributed to Unit Holders either semi-annually on the first day of June and December or, if elected by the Unit Holder, on the first day of each month, after deducting applicable expenses.

=================================================================================================

=================================================================================================


                               EMPIRE STATE MUNICIPAL EXEMPT TRUST
                                      GUARANTEED SERIES 52

                                  NOTES TO FINANCIAL STATEMENTS
=========================================================================
                                           (Concluded)
=========================================================================



NOTE 3 - BONDS SOLD OR REDEEMED

Port-
folio                                   Principal       Date                             Realized
 No.                Description           Amount      Redeemed Net Proceeds   Cost        Gain

Year ended September 30, 1995:

   8     The City of New York General  $ 30 000    11/07/94    $  32 325     $ 32 013       $ 312
           Obligation Bonds, Fiscal
           1988 Series A

  *      The City of New York General    90 000     1/17/95       94 320       92 820       1 500
           Obligation Bonds, Fiscal      50 000     6/26/95       52 400       51 567         833
           1989 Series A, 8/15/16       110 000     9/21/95      114 950      113 448       1 502

  11     The City of New York General    15 000     3/20/95       15 540       15 470          70
           Obligation Bonds, Fiscal      20 000     4/21/95       20 740       20 627         113
           1989 Series A, 8/15/14        55 000     5/12/95       57 750       56 724       1 026
                                         20 000     8/14/95       20 650       20 627          23
                                         30 000     9/21/95       31 080       30 939         141

  7      New York State Urban            10 000     7/27/95       11 025        9 925       1 100
           Development Corporation,
           Correctional Facilities
           Revenue Bonds, Series G

                                       $430 000                 $450 780     $444 160      $6 620
                                       ========                 ========     ========      ======

---------------

*Bond redeemed in its entirety.


NOTE 4 - NET ASSETS

        Cost of 10,000 units at Date of Deposit                $10 221 801
        Less gross underwriting commission                         500 800
                                                             -------------

                   Net cost - initial offering price             9 721 001

        Realized net gain on securities sold or redeemed            22 936
        Redemption of 675 units                                   (709 106)
        Unrealized market appreciation of securities               715 368
        Undistributed net investment income                        232 045
                                                             -------------

                   Net assets                                  $ 9 982 244
                                                               ===========

=================================================================================================================================

================================================================================================================================


                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 52

                            TAX-EXEMPT BOND PORTFOLIO
                               SEPTEMBER 30, 1995
===============================================================================================

                                                                       Redemption Features                  Market Value    Annual
Port-            Aggregate                                  Date of    S.F. - Sinking Fund       Cost of        as of      Interest
folio  Rating    Principal Name of Issuer and      Coupon  Maturity   Opt. - Optional Call        Bonds     September 30,  Income to
 No.  (Note A)    Amount        Title of Bond        Rate  (Note B)         (Note B)            to Trust        1995        Trust
----  --------   --------  ----------------------- ------- -----------------------------------  --------  -----------------------

  1    AAA     $  100 000  New York State         0.000%    01/01/18   01/01/14 @ 73.079 S.F. $    12 080    $   19 542           -
                             Urban Development                         01/01/98 @ 21.453 Opt.
                             Corporation,
                             Correctional
                             Facilities Revenue
                             Bonds, Series C
                             (AMBAC Insured)

  2    AAA        455 000  New York State         8.300     02/15/22   No Sinking Fund            480 535       506 684   $  37 765
                             Medical Care                              02/15/98 @ 102 Opt.
                             Facilities Finance
                             Agency, Hospital
                             and Nursing Home
                             FHA-Insured
                             Mortgage Revenue
                             Bonds, 1987
                             Series A

  3    AA         725 000  New York State         7.250     02/15/24   No Sinking Fund            720 345       778 193      52 562
                             Medical Care                              02/15/99 @ 102 Opt.
                             Facilities Finance
                             Agency, Hospital
                             and Nursing Home
                             FHA-Insured
                             Mortgage Revenue
                             Bonds, 1989
                             Series A

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 52

                            TAX-EXEMPT BOND PORTFOLIO
                               SEPTEMBER 30, 1995
                                   (Continued)
===============================================================================================


                                                                     Redemption Features                  Market Value      Annual
Port-          Aggregate                                  Date of    S.F. - Sinking Fund       Cost of        as of        Interest
folio Rating   Principal  Name of Issuer and      Coupon Maturity   Opt. - Optional Call        Bonds     September 30,   Income to
 No. (Note A)   Amount         Title of Bond        Rate (Note B)         (Note B)            to Trust        1995          Trust
---- --------  --------   ----------------------- ------ -----------------------------------  --------  -------------------------

  4a  AAA     $ 660 000   New York State         8.875%   08/15/07   02/15/00 @ 100 S.F.      $ 734 052     $ 730 409     $  58 575
                            Medical Care                             08/15/97 @ 102 Opt.
                            Facilities Finance
                            Agency, Mental
                            Health Services
                            Facilities
                            Improvement
                            Revenue Bonds,
                            1987 Series A
                            Refunding

  4b  BBB+      740 000   New York State         8.875    08/15/07   02/15/00 @ 100 S.F.        823 028       804 957        65 675
                            Medical Care                             08/15/97 @ 102 Opt.
                            Facilities Finance
                            Agency, Mental
                            Health Services
                            Facilities
                            Improvement
                            Revenue Bonds,
                            1987 Series A
                            Refunding

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 52

                            TAX-EXEMPT BOND PORTFOLIO
                               SEPTEMBER 30, 1995
                                   (Continued)
===============================================================================================


                                                                       Redemption Features                  Market Value    Annual
Port-           Aggregate                                   Date of    S.F. - Sinking Fund       Cost of        as of      Interest
folio Rating    Principal  Name of Issuer and      Coupon  Maturity   Opt. - Optional Call        Bonds     September 30,  Income to
 No. (Note A)    Amount         Title of Bond        Rate  (Note B)         (Note B)            to Trust        1995        Trust
---- --------   --------   ----------------------- ------- -----------------------------------  --------  -----------------------

  5a  AAA      $ 170 000   New York State         0.000%    08/15/18   02/15/16 @ 82.192 S.F.  $   20 332     $ 32 946            -
                             Medical Care                              08/15/98 @ 21.869 Opt.
                             Facilities Finance
                             Agency, Mental
                             Health Services
                             Facilities
                             Improvement
                             Revenue Bonds,
                             1988 Series B

  5b  BBB+       105 000   New York State         0.000     08/15/18   02/15/16 @ 82.192 S.F.      12 558        18 906           -
                             Medical Care                              08/15/98 @ 21.869 Opt.
                             Facilities Finance
                             Agency, Mental
                             Health Services
                             Facilities
                             Improvement
                             Revenue Bonds,
                             1988 Series B

  6   AAA      1 700 000   Triborough Bridge      8.000     01/01/18   01/01/09 @ 100 S.F.      1 773 984     1 867 025    $136 000
                             and Tunnel Authority,                     01/01/98 @ 101.5 Opt.
                             Mortgage Recording
                             Tax Special Obliga-
                             tion Bonds, Series
                             1988A

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 52

                            TAX-EXEMPT BOND PORTFOLIO
                               SEPTEMBER 30, 1995
                                   (Continued)
===============================================================================================


                                                                          Redemption Features                Market Value   Annual
Port-           Aggregate                                      Date of    S.F. - Sinking Fund       Cost of      as of     Interest
folio  Rating   Principal     Name of Issuer and      Coupon  Maturity   Opt. - Optional Call        Bonds   September 30, Income to
 No.  (Note A)   Amount            Title of Bond        Rate  (Note B)         (Note B)            to Trust      1995       Trust
----  --------  --------      ----------------------- ------- -----------------------------------  --------  ----------------------

  7    Aaa*   $1 740 000      New York State         7.250%    01/01/14   01/01/10 @ 100 S.F.     $1 726 950  $1 963 695   $126 150
                                Urban Development                         01/01/00 @ 102 Opt.
                                Corporation,
                                Correctional
                                Facilities Revenue
                                Bonds, Series G

  8    Aaa*      170 000      The City of New York,  8.500     11/01/13   No Sinking Fund            181 405     187 627     14 450
                                General Obligation                        11/01/97 @ 101.5 Opt.
                                Bonds, Fiscal 1988
                                Series A

  9    Baa1*     500 000      Dormitory Authority    8.000     07/01/17   07/01/08 @ 100 S.F.        522 875     543 390     40 000
                                of  The State of  New                     07/01/97 @ 102 Opt.
                                York Bonds, Upstate
                                Community Colleges,
                                1987 Issue

10     BBB+      500 000      The City of New York,  8.000     08/15/15   No Sinking Fund            515 670     525 195     40 000
                                General Obligation                        08/15/96 @ 101.5 Opt.
                                Bonds, Fiscal 1989
                                Series A

11     BBB+       30 000      The City of New York,  8.000     08/15/14   No Sinking Fund             30 941      31 512      2 400
                                General Obligation                        08/15/96 @ 101.5 Opt.
                                Bonds, Fiscal 1989
                                Series A

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 52

                            TAX-EXEMPT BOND PORTFOLIO
                               SEPTEMBER 30, 1995
                                   (Concluded)
===============================================================================================


                                                                     Redemption Features                  Market Value     Annual
Port-           Aggregate                                 Date of    S.F. - Sinking Fund       Cost of        as of       Interest
folio  Rating   Principal  Name of Issuer and      Coupon Maturity   Opt. - Optional Call        Bonds     September 30,   Income to
 No.  (Note A)   Amount         Title of Bond        Rate (Note B)         (Note B)            to Trust        1995         Trust
----  --------  --------   ----------------------- ------ -----------------------------------  --------  ------------------------

12     A*     $1 735 000   New York City          6.000%   06/15/19   06/15/17 @ 100 S.F.     $1 470 412    $1 730 454     $104 100
                             Municipal Water                          06/15/99 @ 100 Opt.
                             Finance Authority,
                             Water and Sewer
                             System Revenue
                             Bonds, Fiscal
                             1990 Series A

              $9 330 000                                                                      $9 025 167    $9 740 535     $677 677
              ==========                                                                      ==========    ==========     ========


                       NOTES TO TAX-EXEMPT BOND PORTFOLIO

(A) A description of the rating symbols and their meanings appear under "Description of Bond Ratings" in Part B of this Prospectus. Ratings are by Standard & Poor's Corporation, except for those indicated by (*), which are by Moody's Investors Service. Certain bond ratings have changed since the Date of Deposit, at which time all such bonds were rated A or better by either Standard & Poor's Corporation or Moody's Investors Service.

(B) Bonds may be redeemable prior to maturity from a sinking fund (mandatory partial redemption) (S.F.) or at the stated optional call (at the option of the issuer) (Opt.) or by refunding. Certain bonds in the portfolio may be redeemed earlier than dates shown in whole or in part under certain unusual or extraordinary circumstances as specified in the terms and provisions of such bonds.

                            INDEPENDENT AUDITORS' REPORT


The Sponsors, Trustee and Unit Holders of Empire State Municipal Exempt Trust, Guaranteed Series 52:

We have audited the statement of net assets (not included) of Empire State Municipal Exempt Trust, Guaranteed Series 52, including the bond portfolio, as of September 30, 1994, and the related statements of operations and changes in net assets for the years ended September 30, 1994 and 1993. These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1994, by correspondence with the Trustee. An audit includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Empire State Municipal Exempt Trust, Guaranteed Series 52 as of September 30, 1994, and the results of its operations and changes in net assets for the years ended September 30, 1994 and 1993, in conformity with generally accepted accounting principles.




BDO Seidman, LLP


New York, New York
October 31, 1994

                         EMPIRE STATE MUNICIPAL EXEMPT TRUST
                                GUARANTEED SERIES 53

           Prospectus, Part I     9,347 Units     Dated:  January 31, 1996

               NOTE:  Part I of this Prospectus may not be distributed
                           unless accompanied by Part II.

    This Prospectus consists of two parts. The first part contains a "Summary of Essential Financial Information" on the reverse hereof as of October 31, 1995 and a summary of additional specific information including "Special Factors Concerning the Portfolio" and audited financial statements of the Trust, including the related bond portfolio, as of September 30, 1995. The second part of this Prospectus contains a general summary of the Trust and "Special Factors Affecting New York."


    In the opinion of special counsel for the Sponsors as of the Date of Deposit, interest on the Bonds which is exempt from federal income tax when received by the Trust will be excludable from the federal gross income of the Unit holders and, with certain exceptions, interest income to the Unit holders is generally exempt from all New York State and New York City income taxes. Capital gains, if any, are subject to tax. See Part II under Tax Status."

    The Trust is a unit investment trust formed for the purpose of obtaining tax-exempt interest income through investment in a diversified, insured portfolio of long-term bonds, issued by or on behalf of the State of New York and counties, municipalities, authorities or political subdivisions thereof or issued by certain United States territories or possessions and their public authorities (the "Bonds"). See Part II under "The Trust." The Bonds deposited in the portfolio of the Trust are sometimes referred to herein as the "Securities." Insurance guaranteeing the payment of principal and interest on the Securities while in the Trust has been obtained by the Trust from the Insurer as set forth in Part II under "Insurance on the Bonds." Such insurance does not guarantee the market value of the Securities or the Units offered hereby. The payment of interest and the preservation of principal are, of course, dependent upon the continuing ability of the issuers of the Bonds and any other insurer to meet their obligations. As a result of the insurance on the Bonds, the Units are rated "AAA" by Standard & Poor's Corporation.

    Offering. The initial public offering of Units in the Trust has been completed. The Units offered hereby are issued and outstanding Units which have been acquired by the Sponsors either by purchase from the Trustee of Units tendered for redemption or in the secondary market. See Part II under "Rights of Unit Holders --Redemption -- Purchase by the Sponsors of Units Tendered for Redemption" and "Public Offering -- Market for Units." The price at which the Units offered hereby were acquired was not less than the redemption price determined as described herein. See Part II under "Rights of Unit Holders -- Redemption -- Computation of Redemption Price per Unit."

    The Public Offering Price of the Units is based on the aggregate bid price of the Securities in the Trust divided by the number of Units outstanding, plus a sales charge determined on the basis of the maturities of the Securities in the Trust. See "Public Offering -- Offering Price" in Part II of this Prospectus.

    Market for Units. The Sponsors, although they are not obligated to do so, intend to maintain a secondary market for the Units at prices based upon the aggregate bid price of the Securities in the Trust plus accrued interest to the date of settlement, as more fully described in Part II under "Public Offering -- Market for Units." If such a market is not maintained, a Unit holder may be able to dispose of his Units only through redemption at prices based upon the aggregate bid price of the underlying Securities. The purchase price of the Securities in the Trust, if they were available for direct purchase by investors, would not include the sales charges included in the Public Offering Price of the Units.

    Investors   should  retain  both  Parts  of  this  Prospectus  for  future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

332714.1

            EMPIRE STATE MUNICIPAL EXEMPT TRUST, GUARANTEED SERIES 53

                   SUMMARY OF ESSENTIAL FINANCIAL INFORMATION
                               AT OCTOBER 31, 1995

                  SPONSORS:  GLICKENHAUS & CO.
                             LEBENTHAL & CO., INC.

        AGENT FOR SPONSORS:  GLICKENHAUS & CO.
                   TRUSTEE:  THE BANK OF NEW YORK
                 EVALUATOR:  MULLER DATA CORPORATION


Aggregate Principal Amount of Bonds in the Trust:            $    9,370,000

Number of Units:                                                      9,347

Fractional Undivided Interest in the Trust Per Unit:                1/9,347

Total Value of Securities in the Portfolio
    (Based on Bid Side Evaluations of Securities):            $9,806,268.93
                                                              =============

Sponsors' Repurchase Price Per Unit:                       $       1,049.13

Plus Sales Charge(1):                                                 29.10

Public Offering Price Per Unit(2):                         $       1,078.23
                                                           ================

Redemption Price Per Unit(3):                              $       1,049.13

Excess of Public Offering Price Over Redemption
    Price Per Unit:                                      $            29.10

Weighted Average Maturity of Bonds in the Trust:               10.939 years

Evaluation Time:                          2:00 p.m.,  New York Time, on the next
                                          day following  receipt by a Sponsor of
                                          an order for a Unit  sale or  purchase
                                          or by the  Trustee of a Unit  tendered
                                          for redemption.

Annual Insurance Premium:                 $15,269

Evaluator's Fee:                          $.55  for  each  issue of Bonds in the
                                          Trust for each daily valuation.

Trustee's Annual Fee:                     For each  $1,000  principal  amount of
                                          Bonds in the  Trust,  $1.08  under the
                                          monthly and $.60 under the semi-annual
                                          distribution plan.

Sponsors' Annual Fee:                     Maximum of $.25 per $1,000 face amount
                                          of underlying Securities.

Date of Deposit:                          January 10, 1990

Date of Trust Agreement:                  January 10, 1990

Mandatory Termination Date:               December 31, 2039

Minimum Principal Distribution:           $1.00 per Unit

Minimum Value of the Trust under which
    Trust Agreement may be Terminated:    $2,000,000  or 20% of the value of the
                                          Trust  as  of  the  date  of  deposit,
                                          whichever is lower.

                    EMPIRE STATE MUNICIPAL EXEMPT TRUST, GUARANTEED SERIES 53

                           SUMMARY OF ESSENTIAL FINANCIAL INFORMATION
                                       AT OCTOBER 31, 1995
                                           (Continued)


                                                             Monthly             Semi-annual

P Estimated Annual Interest Income:                          $72.27                $72.27
      Less Annual Premium on Portfolio Insurance               1.63                  1.63
E    Less Estimated Annual Expenses                            2.00                  1.44
                                                           --------              --------

R Estimated Net Annual Interest Income:                      $68.64                $69.20
                                                             ======                ======


U Estimated Interest Distribution:                          $  5.72                $34.60

N Estimated Current Return Based on Public
      Offering Price (4):                                      6.37%                 6.42%
I
    Estimated Long-Term Return Based
T    on Public Offering Price (5):                             3.69%                 3.75%

    Estimated Daily Rate of Net Interest
       Accrual:                                        $ .19067             $ .19222

    Record Dates:                                           15th Day of         15th Day of May
                                                               Month             and November

    Payment Dates:                                          1st Day of          1st Day of June
                                                               Month             and December

-------------------

1. The sales charge is determined based on the maturities of the underlying securities in the portfolio. See "Public Offering -- Offering Price" in Part B of this Prospectus.

2. Plus accrued interest to November 3, 1995, the expected date of settlement, of $13.27 monthly and $41.95 semi-annually.

3. Based solely upon the bid side evaluations of the portfolio securities. Upon tender for redemption, the price to be paid will include accrued interest as described in Part II under "Rights of Unit Holders -- Redemption -- Computation of Redemption Price per Unit."

4. Estimated Current Return is calculated by dividing the estimated net annual interest income received in cash per Unit by the Public Offering Price. Interest income per Unit will vary with changes in fees and expenses of the Trustee and the Evaluator, and with the redemption, maturity, exchange or sale of Securities. This calculation, which includes cash income accrual only, does not include discount accretion on original issue discount bonds or on zero coupon bonds or premium amortization on bonds purchased at a premium. See "The Trust -- Tax Status" and "The Trust -- Estimated Current Return and Estimated Long-Term Return to Unit Holders" in Part B of this Prospectus.

5. Estimated Long-Term Return is calculated by using a formula that takes into account the yields (including accretion of discounts and amortization of premiums) of the individual Bonds in the Trust's portfolio, weighted to reflect the market value and time to maturity (or, in certain cases, to earlier call date) of such Bonds, adjusted to reflect the Public Offering Price (including sales charge and expenses) per Unit. See "The Trust --Estimated Current Return and Estimated Long-Term Return to Unit Holders" in Part B of this Prospectus.

     Portfolio Information

     On September 30, 1995, the bid side valuation of 11.7% of the aggregate principal amount of Bonds in the Portfolio for this Trust was at a discount from par and 88.3% was at a premium over par. See Note (B) to "Tax-Exempt Bond Portfolio" for information concerning call and redemption features of the Bonds.

     Special Factors Concerning the Portfolio

     On September 30, 1995, the Portfolio consisted of fifteen issues of Bonds issued by entities located in New York or certain United States territories or possessions. The following information is being supplied to inform Unit Holders of circumstances affecting the Trust. 5.5% of the aggregate principal amount of the Bonds in the Portfolio are general obligations of the governmental entities issuing them and are backed by the taxing power thereof. 18.5% of the aggregate principal amount of the Bonds in the Portfolio are payable from appropriations. 76.0% of the aggregate principal amount of the Bonds in the Portfolio are payable from the income of specific projects or authorities and are not supported by the issuers' power to levy taxes.

     Although income to pay such Bonds may be derived from more than one source, the primary sources of such income, the number of issues (and the related dollar weighted percentage of such issues) deriving income from such sources and the purpose of issue are as follows: General Obligation, three (5.5%); Appropriations, five (18.5%); Revenue: Health Care, four (40.8%); Water and Sewer, two (18.7%); and Other, one (16.5%). The Trust is deemed to be concentrated in the Health Care Bonds category.1 Six issues, constituting 26.4% of the Bonds in the Portfolio, are original issue discount bonds, of which three are zero coupon bonds. Six issues (65.8%) were rated AAA, one issue (3.3%) was rated AA and one issue (3.1%) was rated BBB+ by Standard & Poor's Corporation; five issues (18.8%) were rated Aaa and one issue (8.0%) was rated A by Moody's Investors Service, Inc.2 One issue was partially refunded. The partially refunded portion (0.4%) was rated AAA and the remaining portion (0.6%) was rated BBB+ by Standard & Poor's Corporation.2 Subsequent to such date, such ratings may have changed. See "Tax-Exempt Bond Portfolio." For a more detailed discussion, it is recommended that Unit Holders consult the official statements for each Security in the Portfolio of the Trust.

     Tax Status (The tax opinion which is described herein was rendered on the Date of Deposit. Consult your tax advisor to discuss any relevant changes in tax laws since the Date of Deposit. See also "The Trust -- Tax Status" in Part B of this Prospectus.)

     Interest income on the Bonds contained in the Trust Portfolio is, in the opinion of bond counsel to the issuing governmental authorities, excludable from gross income under the Internal Revenue Code of 1986, as amended. See "The Trust -- Portfolio" in Part B of this Prospectus.

     Gain (or loss) realized on a sale, maturity or redemption of the Bonds or on a sale or redemption of a Unit of the Trust is, however, includable in gross income as capital gain (or loss) for federal, state and local income tax purposes assuming that the Unit is held as a capital asset. Such gain (or loss) does not include any amount received in respect of accrued interest. In addition, such gain (or loss) may be long- or short-term depending on the facts and circumstances. Bonds selling at a market discount tend to increase in market value as they approach maturity when the principal amount is payable, thus increasing the potential for taxable gain (or reducing the potential for loss) on their redemption, maturity or sale. For tax years beginning after December 31, 1992, long-term capital gains will be taxed at a maximum federal income tax rate of 28%, while ordinary income will be taxed at a maximum federal income tax rate of 36% (plus a 10% surtax applicable to certain high income taxpayers).
-------------------

    1 A Trust is considered to be "concentrated" in a particular category or issuer when the Bonds in that category or of that issuer constitute 25% or more of the aggregate face amount of the Portfolio. See "The Trust -- General Considerations" in Part B of this Prospectus.

    2 For the meanings of ratings, see "Description of Bond Ratings" in Part B of this Prospectus.

INDEPENDENT AUDITOR'S REPORT




The Sponsors,  Trustee and Unit Holders of Empire State Municipal  Exempt Trust,
    Guaranteed Series 53:


We have audited the accompanying statement of net assets of Empire State Municipal Exempt Trust, Guaranteed Series 53, including the tax-exempt bond portfolio, as of September 30, 1995, and the related statements of operations and changes in net assets for the year then ended. These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Empire State Municipal Exempt Trust, Guaranteed Series 53 as of September 30, 1995, and the results of its operations and changes in net assets for the year then ended in conformity with generally accepted accounting principles.




GOLDSTEIN GOLUB KESSLER & COMPANY, P.C.
New York, New York

December 29, 1995

                               EMPIRE STATE MUNICIPAL EXEMPT TRUST
                                      GUARANTEED SERIES 53

                                     STATEMENT OF NET ASSETS
                                       SEPTEMBER 30, 1995
=========================================================================



ASSETS:

    CASH  ............................................... $       91 776

    INVESTMENTS IN SECURITIES, at market value
          (cost $9,092,578) (Note 1).....................      9 844 358

    ACCRUED INTEREST RECEIVABLE  ........................        151 896
                                                          --------------

          Total trust property  .........................     10 088 030

    LESS - ACCRUED EXPENSES..............................           2 242
                                                         ----------------

    NET ASSETS  .........................................    $10 085 788
                                                             ===========


NET ASSETS REPRESENTED BY:

                                                      Monthly       Semi-annual
                                                   distribution    distribution
                                                       plan            plan              Total

VALUE OF FRACTIONAL UNDIVIDED
    INTERESTS  .............................         $6 395 033       $3 457 597     $  9 852 630

UNDISTRIBUTED NET INVESTMENT
    INCOME  ................................            115 752          117 406          233 158
                                                   ------------     ------------   --------------

          Total value  .....................         $6 510 785       $3 575 003      $10 085 788
                                                     ==========       ==========      ===========

UNITS OUTSTANDING  .........................              6 098            3 297            9 395
                                                 ==============   ============== ================

VALUE PER UNIT  ............................        $  1 067.69      $  1 084.32
                                                    ===========      ===========

                                See Notes to Financial Statements

                               EMPIRE STATE MUNICIPAL EXEMPT TRUST
                                      GUARANTEED SERIES 53

                                    STATEMENTS OF OPERATIONS
=========================================================================




                                                                         Year ended
                                                                       September 30,
                                                                1995      1994           1993



INVESTMENT INCOME - INTEREST  .........................      $689 405    $ 708 521    $   728 075
                                                             --------    ---------    -----------

EXPENSES:
    Trustee fees  .....................................        10 372       10 395         10 714
    Evaluation fees  ..................................         2 406        2 324          2 348
    Insurance premiums  ...............................        15 582       16 111         16 591
    Sponsors' fees  ...................................         2 341        2 385          2 485
    Auditors' fees  ...................................         1 800        1 800          1 800
                                                          -----------  -----------   --------------

                    Total expenses  ...................        32 501       33 015          33 938
                                                           ----------   ----------   -------------

NET INVESTMENT INCOME  ................................       656 904      675 506        694 137

REALIZED GAIN (LOSS) ON SECURITIES SOLD
    OR REDEEMED (Notes 1 and 3)  ......................       (3 475)       20 834          3 315

NET CHANGE IN UNREALIZED MARKET
    APPRECIATION (DEPRECIATION) (Note 1) ..............        84 159     (688 742)       546 541
                                                           ----------   ----------   ------------

NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS  ........................      $737 588  $      7 598    $1 243 993
                                                             ========  ============    ==========

                                See Notes to Financial Statements

                               EMPIRE STATE MUNICIPAL EXEMPT TRUST
                                      GUARANTEED SERIES 53

                               STATEMENTS OF CHANGES IN NET ASSETS
=========================================================================



                                                                        Year ended
                                                                       September 30,
                                                         -----------------------------------
                                                              1995            1994           1993
                                                         ------------------------------- --------

OPERATIONS:
    Net investment income  ...........................  $     656 904 $     675 506 $     694,137
    Realized gain (loss) on securities
        sold or redeemed (Notes 1 and 3)  ............         (3 475)       20 834         3,315
    Net change in unrealized market
        appreciation (depreciation) (Note 1) .........         84 159     (688 742)       546,541
                                                      ---------------------------- --------------

             Net increase in net assets resulting
               from operations........................        737 588          7 598     1 243 993
                                                       ----------------------------- -------------

DISTRIBUTIONS TO UNIT HOLDERS (Note 2):
    Net investment income  ...........................       (661 481)    (684 351)      (694 597)
    Principal  .......................................        (18 901)           -              -
                                                      --------------- ----------------------------

             Total distributions  ....................       (680 382)     (684 351)      (694 597)
                                                       -------------- ------------- --------------

CAPITAL SHARE TRANSACTIONS:
    Redemption of 201, 343 and 60 units
       at September 30, 1995, 1994 and 1993,
       respectively ..................................       (209 703)     (371 655)      (65 134)
                                                        ------------- ------------- -------------

NET INCREASE (DECREASE) IN NET ASSETS  ...............       (152 497)  (1 048 408)       484 262

NET ASSETS:
    Beginning of year.................................     10 238 285   11 286 693     10 802 431
                                                         ------------ ------------   ------------

    End of year.......................................    $10 085 788  $10 238 285    $11 286 693
                                                          ===========  ===========    ===========

DISTRIBUTIONS PER UNIT (Note 2):
    Interest:
        Monthly plan  ................................         $68.81     $  69.20         $69.23
        Semi-annual plan  ............................         $69.52     $  69.86         $69.82

    Principal:
        Monthly plan  ................................        $  1.98   $         -     $       -
        Semi-annual plan  ............................        $  1.98   $         -     $       -

                                See Notes to Financial Statements

=============================================================================

=============================================================================


                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 53

                          NOTES TO FINANCIAL STATEMENTS
   =========================================================================






The Trust is a unit investment trust formed under the Investment Company Act of 1940 for the purpose of obtaining tax-exempt interest income through investment in a fixed insured portfolio of long-term bonds, issued primarily by or on behalf of the State of New York and counties, municipalities, authorities or political subdivisions thereof.

The Bank of New York (the "Trustee") has custody of and responsibility for the accounting records and financial statements of the Trust and is responsible for establishing and maintaining a system of internal control.

The Trustee is also responsible for all estimates of expenses and accruals reflected in the Trust's financial statements. The accompanying financial statements have been adjusted to record the unrealized appreciation (depreciation) of investments and to record interest income and expenses on the accrual basis.


NOTE 1 - ACCOUNTING POLICIES

        Securities

           Securities are stated at bid side market value as determined by an independent outside evaluator. Securities transactions are recorded on the trade date. The difference between cost and market value is reflected as unrealized appreciation (depreciation) of investments. Realized gains (losses) from securities transactions are determined on the basis of average cost of the securities sold or redeemed.

        Taxes on income

           The Trust is not subject to taxes on income and, accordingly, no provision has been made.

        Termination of Trust

           The mandatory termination date of the Trust is December 31, 2039. If the value of the Trust falls below $2,000,000 or 20% of the value of the Trust as of the date of deposit, whichever is lower, the Trust is subject to termination as specified in the Trust Agreement.


NOTE 2 - DISTRIBUTIONS

        Interest received by the Trust is distributed to Unit Holders either semi-annually on the first day of June and December or, if elected by the Unit Holder, on the first day of each month, after deducting applicable expenses. Principal distributions result from the sale or redemption of securities.

===============================================================================

===============================================================================


                               EMPIRE STATE MUNICIPAL EXEMPT TRUST
                                      GUARANTEED SERIES 53

                                  NOTES TO FINANCIAL STATEMENTS
=========================================================================
                                           (Concluded)



NOTE 3 - BONDS SOLD OR REDEEMED

Port-
folio                                   Principal       Date                              Realized
 No.                Description          Amount      Redeemed  Net Proceeds    Cost         Loss

Year ended September 30, 1995:

   9     New York State Urban          $ 55 000     11/7/94     $ 57 200     $ 57 296    $     (96)
           Development Corporation,      25 000     5/12/95       25 700       26 044         (344)
           Correctional Facilities       50 000     9/21/95       51 050       52 087       (1 037)
           Revenue Bonds, 1986 Series B

   7     Metropolitan Transportation     20 000     2/21/95       20 900       21 472         (572)
           Authority, Commuter           45 000     7/27/95       47 408       48 312         (904)
           FacilitiesService Contract    20 000     8/14/95       20 950       21 472         (522)
           Bonds, Series H           ----------    ----------   ----------    ---------   -----------

                                       $215 000                 $223 208     $226 683      $(3 475)
                                       ========                 ========     ========      =======


NOTE 4 - NET ASSETS

        Cost of 10,000 units at Date of Deposit               $10 248 705
        Less gross underwriting commission                        502 100
                                                            -------------

                   Net cost - initial offering price            9 746 605

        Realized net gain on securities sold or redeemed           20 674
        Principal distributions                                   (18 901)
        Redemption of 605 units                                  (647 528)
        Unrealized market appreciation of securities              751 780
        Undistributed net investment income                       233 158
                                                           --------------

                   Net assets                                 $10 085 788
                                                              ===========

=================================================================================================================================

=================================================================================================================================


                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 53

                            TAX-EXEMPT BOND PORTFOLIO
                               SEPTEMBER 30, 1995
===============================================================================================

                                                                        Redemption Features                  Market Value   Annual
Port-            Aggregate                                   Date of    S.F. - Sinking Fund       Cost of        as of     Interest
folio Rating     Principal  Name of Issuer and      Coupon  Maturity   Opt. - Optional Call        Bonds     September 30,Income to
 No.  (Note A)     Amount         Title of Bond       Rate  (Note B)         (Note B)            to Trust        1995       Trust
----  -------    --------   ----------------------- ------- -----------------------------------  --------  ----------------------

  1   AAA      $1 000 000   New York City          7.800%    06/15/18   06/15/09 @ 100 S.F.     $1 043 970    $1 081 960   $ 78 000
                              Municipal Water                           06/15/97 @ 102 Opt.
                              Finance Author-
                              ity, Water and
                              Sewer System
                              Revenue Bonds,
                              Fiscal 1988
                              Series B
                              (MBIA Insured)

  2   AAA       1 730 000   Dormitory Author-      7.350     08/01/29   02/01/05 @ 100 S.F.      1 734 325     1 883 209    127 155
                              ity of the State                          02/01/00 @ 102 Opt.
                              of New York,
                              United Health
                              Services, Inc.
                              FHA-Insured
                              Mortgage Revenue
                              Bonds, Series
                              1989

  3   AAA         100 000   New York State         0.000     01/01/18   01/01/14 @ 73.069 S.F.      12 080        19 542          -
                              Urban Develop-                            01/01/98 @ 21.453 Opt.
                              ment Corporation,
                              Correctional
                              Facilities
                              Revenue Bonds,
                              Series C (AMBAC
                              Insured)

=================================================================================================================================


                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 53

                            TAX-EXEMPT BOND PORTFOLIO
                               SEPTEMBER 30, 1995
===============================================================================================
                                   (continued)
                                                                        Redemption Features                  Market Value   Annual
Port-            Aggregate                                   Date of    S.F. - Sinking Fund       Cost of        as of     Interest
folio Rating     Principal  Name of Issuer and      Coupon  Maturity   Opt. - Optional Call        Bonds     September 30,Income to
 No.  (Note A)     Amount         Title of Bond       Rate  (Note B)         (Note B)            to Trust        1995       Trust
----  -------    --------   ----------------------- ------- -----------------------------------  --------  ----------------------

  4   AAA      $1 690 000    New York State        7.450%    02/15/29   08/15/95 @ 100 S.F.     $1 698 450    $1 925 400   $125 905
                              Medical Care                              02/15/00 @ 102 Opt.
                              Facilities
                              Finance Agency,
                              St. Luke's-
                              Roosevelt
                              Hospital Center
                              FHA-Insured
                              Mortgage Revenue
                              Bonds, 1989
                              Series B

  5   AA          310 000   New York State         7.250     02/15/24   No Sinking Fund            305 350       332 745     22 475
                              Medical Care                              02/15/99 @ 102 Opt.
                              Facilities
                              Finance Agency,
                              Hospital and
                              Nursing Home
                              FHA-Insured
                              Mortgage Revenue
                              Bonds, 1989
                              Series A


=================================================================================================================================


                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 53

                            TAX-EXEMPT BOND PORTFOLIO
                               SEPTEMBER 30, 1995
===============================================================================================
                                   (continued)
                                                                        Redemption Features                  Market Value   Annual
Port-            Aggregate                                   Date of    S.F. - Sinking Fund       Cost of        as of     Interest
folio Rating     Principal  Name of Issuer and      Coupon  Maturity   Opt. - Optional Call        Bonds     September 30,Income to
 No.  (Note A)     Amount         Title of Bond       Rate  (Note B)         (Note B)            to Trust        1995       Trust
----  -------    --------   ----------------------- ------- -----------------------------------  --------  ----------------------

  6a  AAA        $ 40 000   New York State         0.000%    08/15/18   02/15/16 @ 82.192 S.F.     $ 4 784       $ 7 752          -
                              Medical Care                              08/15/98 @ 21.869 Opt.
                              Facility Finance
                              Agency, Mental
                              Health Services
                              Facilities
                              Improvement
                              Revenue Bonds,
                              1988 Series B

  6b  BBB+         60 000   New York State         0.000     08/15/18   02/15/16 @ 82.192 S.F.       7 176        10 803          -
                              Medical Care                              08/15/98 @ 21.869 Opt.
                              Facility Finance
                              Agency, Mental
                              Health Services
                              Facilities
                              Improvement
                              Revenue Bonds,
                              1988 Series B

  7   AAA         105 000   Metropolitan           8.500     07/01/11   07/01/06 @ 100 S.F.        112 728       110 664    $ 8 925
                              Transportation                            07/01/96 @ 102 Opt.
                              Authority,
                              Commuter Facili-
                              ties Service
                              Contract Bonds,
                              Series H

=================================================================================================================================


                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 53

                            TAX-EXEMPT BOND PORTFOLIO
                               SEPTEMBER 30, 1995
===============================================================================================
                                   (continued)
                                                                        Redemption Features                  Market Value   Annual
Port-            Aggregate                                   Date of    S.F. - Sinking Fund       Cost of        as of     Interest
folio Rating     Principal  Name of Issuer and      Coupon  Maturity   Opt. - Optional Call        Bonds     September 30,Income to
 No.  (Note A)     Amount         Title of Bond       Rate  (Note B)         (Note B)            to Trust        1995       Trust
----  -------    --------   ----------------------- ------- -----------------------------------  --------  ----------------------

  8   AAA      $1 545 000   Triborough Bridge      8.000%    01/01/18   01/01/09 @ 100 S.F.     $1 609 550    $1 696 796   $123 600
                              and Tunnel                                01/01/98 @ 101.5 Opt.
                              Authority, Mort-
                              gage Recording
                              Tax Special
                              Obligation Bonds,
                              Series 1988A

  9   Aaa*        825 000   New York State         8.000     01/01/15   01/01/07 @ 100 S.F.        859 435       849 642     66 000
                              Urban Development                         01/01/96 @ 102 Opt.
                              Corporation,
                              Correctional
                              Facilities
                              Revenue Bonds,
                              1986 Series B

10    Aaa*        500 000   New York State         7.250     01/01/14   01/01/10 @ 100 S.F.        497 500       564 280     36 250
                              Urban Development                         01/01/00 @ 102 Opt.
                              Corporation,
                              Correctional
                              Facilities
                              Revenue Bonds,
                              Series G

=================================================================================================================================


                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 53

                            TAX-EXEMPT BOND PORTFOLIO
                               SEPTEMBER 30, 1995
===============================================================================================
                                   (continued)
                                                                        Redemption Features                  Market Value   Annual
Port-            Aggregate                                   Date of    S.F. - Sinking Fund       Cost of        as of     Interest
folio Rating     Principal  Name of Issuer and      Coupon  Maturity   Opt. - Optional Call        Bonds     September 30,Income to
 No.  (Note A)     Amount         Title of Bond       Rate  (Note B)         (Note B)            to Trust        1995       Trust
----  -------    --------   ----------------------- ------- -----------------------------------  --------  ----------------------


11    Aaa*      $ 205 000   New York State         0.000%    01/01/18   01/01/15 @ 78.463 S.F.    $ 23 616      $ 38 181          -
                              Urban Development                         01/01/98 @ 20.447 Opt.
                              Corporation,
                              Correctional
                              Facilities
                              Revenue Bonds,
                              Series E

12    BBB+        290 000   The City of            8.750     11/01/14   No Sinking Fund            313 531       321 500   $ 25 375
                              New York General                          11/01/97 @ 101.5 Opt.
                              Obligation Bonds,
                              Fiscal 1988
                              Series A

13    Aaa*         30 000   The City of            8.500     11/01/10   No Sinking Fund             31 997        33 111      2 550
                              New York General                          11/01/97 @ 101.5 Opt.
                              Obligation Bonds,
                              Fiscal 1988
                              Series A

14    Aaa*        200 000   The City of            8.500     11/01/12   No Sinking Fund            213 314       220 738     17 000
                              New York General                          11/01/97 @ 101.5 Opt.
                              Obligation Bonds,
                              Fiscal 1988
                              Series A

=================================================================================================================================


                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 53

                            TAX-EXEMPT BOND PORTFOLIO
                               SEPTEMBER 30, 1995
===============================================================================================
                                   (continued)
                                                                        Redemption Features                  Market Value   Annual
Port-            Aggregate                                   Date of    S.F. - Sinking Fund       Cost of        as of     Interest
folio Rating     Principal  Name of Issuer and      Coupon  Maturity   Opt. - Optional Call        Bonds     September 30,Income to
 No.  (Note A)     Amount         Title of Bond       Rate  (Note B)         (Note B)            to Trust        1995       Trust
----  -------    --------   ----------------------- ------- -----------------------------------  --------  ----------------------

15    A*        $ 750 000   New York City          6.000%    06/15/19   06/15/17 @ 100 S.F.     $  624 772    $  748 035   $ 45 000
                              Municipal Water                           06/15/99 @ 100 Opt.
                              Finance Authority,
                              Water and Sewer
                              System Revenue
                              Bonds Fiscal 1990
                              Series A

               $9 380 000                                                                       $9 092 578    $9 844 358   $678 235
               ==========                                                                       ==========    ==========   ========



                       NOTES TO TAX-EXEMPT BOND PORTFOLIO

(A) A description of the rating symbols and their meanings appear under "Description of Bond Ratings" in Part B of this Prospectus. Ratings are by Standard & Poor's Corporation, except for those indicated by (*), which are by Moody's Investors Service. Certain bond ratings have changed since the Date of Deposit, at which time all such bonds were rated A or better by either Standard & Poor's Corporation or Moody's Investors Service.

(B) Bonds may be redeemable prior to maturity from a sinking fund (mandatory partial redemption) (S.F.) or at the stated optional call (at the option of the issuer) (Opt.) or by refunding. Certain bonds in the portfolio may be redeemed earlier than dates shown in whole or in part under certain unusual or extraordinary circumstances as specified in the terms and provisions of such bonds.

                            INDEPENDENT AUDITORS' REPORT


The Sponsors, Trustee and Unit Holders of Empire State Municipal Exempt Trust, Guaranteed Series 53:

We have audited the statement of net assets (not included) of Empire State Municipal Exempt Trust, Guaranteed Series 53, including the bond portfolio, as of September 30, 1994, and the related statements of operations and changes in net assets for the years ended September 30, 1994 and 1993. These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1994, by correspondence with the Trustee. An audit includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Empire State Municipal Exempt Trust, Guaranteed Series 53 as of September 30, 1994, and the results of its operations and changes in net assets for the years ended September 30, 1994 and 1993, in conformity with generally accepted accounting principles.




BDO Seidman, LLP


New York, New York
October 31, 1994

                         EMPIRE STATE MUNICIPAL EXEMPT TRUST
                                GUARANTEED SERIES 54
           Prospectus, Part I     9,357 Units     Dated:  January 31, 1996

               NOTE:  Part I of this Prospectus may not be distributed
                           unless accompanied by Part II.

    This Prospectus consists of two parts. The first part contains a "Summary of Essential Financial Information" on the reverse hereof as of October 31, 1995 and a summary of additional specific information including "Special Factors Concerning the Portfolio" and audited financial statements of the Trust, including the related bond portfolio, as of September 30, 1995. The second part of this Prospectus contains a general summary of the Trust and "Special Factors Affecting New York."


    In the opinion of special counsel for the Sponsors as of the Date of Deposit, interest on the Bonds which is exempt from federal income tax when received by the Trust will be excludable from the federal gross income of the Unit holders and, with certain exceptions, interest income to the Unit holders is generally exempt from all New York State and New York City income taxes. Capital gains, if any, are subject to tax. See Part II under Tax Status."

    The Trust is a unit investment trust formed for the purpose of obtaining tax-exempt interest income through investment in a diversified, insured portfolio of long-term bonds, issued by or on behalf of the State of New York and counties, municipalities, authorities or political subdivisions thereof or issued by certain United States territories or possessions and their public authorities (the "Bonds"). See Part II under "The Trust." The Bonds deposited in the portfolio of the Trust are sometimes referred to herein as the "Securities." Insurance guaranteeing the payment of principal and interest on the Securities while in the Trust has been obtained by the Trust from the Insurer as set forth in Part II under "Insurance on the Bonds." Such insurance does not guarantee the market value of the Securities or the Units offered hereby. The payment of interest and the preservation of principal are, of course, dependent upon the continuing ability of the issuers of the Bonds and any other insurer to meet their obligations. As a result of the insurance on the Bonds, the Units are rated "AAA" by Standard & Poor's Corporation.

    Offering. The initial public offering of Units in the Trust has been completed. The Units offered hereby are issued and outstanding Units which have been acquired by the Sponsors either by purchase from the Trustee of Units tendered for redemption or in the secondary market. See Part II under "Rights of Unit Holders --Redemption -- Purchase by the Sponsors of Units Tendered for Redemption" and "Public Offering -- Market for Units." The price at which the Units offered hereby were acquired was not less than the redemption price determined as described herein. See Part II under "Rights of Unit Holders -- Redemption -- Computation of Redemption Price per Unit."

    The Public Offering Price of the Units is based on the aggregate bid price of the Securities in the Trust divided by the number of Units outstanding, plus a sales charge determined on the basis of the maturities of the Securities in the Trust. See "Public Offering -- Offering Price" in Part II of this Prospectus.

    Market for Units. The Sponsors, although they are not obligated to do so, intend to maintain a secondary market for the Units at prices based upon the aggregate bid price of the Securities in the Trust plus accrued interest to the date of settlement, as more fully described in Part II under "Public Offering -- Market for Units." If such a market is not maintained, a Unit holder may be able to dispose of his Units only through redemption at prices based upon the aggregate bid price of the underlying Securities. The purchase price of the Securities in the Trust, if they were available for direct purchase by investors, would not include the sales charges included in the Public Offering Price of the Units.

    Investors   should  retain  both  Parts  of  this  Prospectus  for  future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

332716.1

            EMPIRE STATE MUNICIPAL EXEMPT TRUST, GUARANTEED SERIES 54

                   SUMMARY OF ESSENTIAL FINANCIAL INFORMATION
                               AT OCTOBER 31, 1995

                  SPONSORS:  GLICKENHAUS & CO.
                             LEBENTHAL & CO., INC.

        AGENT FOR SPONSORS:  GLICKENHAUS & CO.
                   TRUSTEE:  THE BANK OF NEW YORK
                 EVALUATOR:  MULLER DATA CORPORATION


Aggregate Principal Amount of Bonds in the Trust:           $      9,355,000

Number of Units:                                                       9,357

Fractional Undivided Interest in the Trust Per Unit:                 1/9,357

Total Value of Securities in the Portfolio
    (Based on Bid Side Evaluations of Securities):             $9,801,762.44
                                                               =============

Sponsors' Repurchase Price Per Unit:                        $       1,047.53

Plus Sales Charge(1):                                                  22.78

Public Offering Price Per Unit(2):                          $       1,070.31
                                                            ================

Redemption Price Per Unit(3):                               $       1,047.53

Excess of Public Offering Price Over Redemption
    Price Per Unit:                                       $            22.78

Weighted Average Maturity of Bonds in the Trust:                11.536 years

Evaluation Time:                          2:00 p.m., New York Time, on the next
                                          day following receipt by a Sponsor of
                                          an order for a Unit sale or purchase
                                          or by the Trustee of a Unit tendered
                                          for redemption.

Annual Insurance Premium:                 $17,592

Evaluator's Fee:                          $.55 for each issue of Bonds in the
                                          Trust for each daily valuation.

Trustee's Annual Fee:                     For each $1,000 principal amount of
                                          Bonds in the Trust, $1.08 under the
                                          monthly and $.60 under the semi-annual
                                          distribution plan.

Sponsors' Annual Fee:                     Maximum of $.25 per $1,000 face amount
                                          of underlying Securities.

Date of Deposit:                          February 22, 1990

Date of Trust Agreement:                  February 22, 1990

Mandatory Termination Date:               December 31, 2039

Minimum Principal Distribution:           $1.00 per Unit

Minimum Value of the Trust under which
    Trust Agreement may be Terminated:    $2,000,000 or 20% of the value of the
                                          Trust as of the date of deposit,
                                          whichever is lower.

                    EMPIRE STATE MUNICIPAL EXEMPT TRUST, GUARANTEED SERIES 54

                           SUMMARY OF ESSENTIAL FINANCIAL INFORMATION
                                       AT OCTOBER 31, 1995
                                           (Continued)


                                                             Monthly             Semi-annual

P Estimated Annual Interest Income:                          $73.87                $73.87
    Less Annual Premium on Portfolio Insurance                 1.88                  1.88
E   Less Estimated Annual Expenses                             1.98                  1.37
                                                           --------              --------

R Estimated Net Annual Interest Income:                      $70.01                $70.62
                                                             ======                ======


U Estimated Interest Distribution:                          $  5.83                $35.31

N Estimated Current Return Based on Public
      Offering Price (4):                                      6.54%                 6.60%
I
    Estimated Long-Term Return Based
T    on Public Offering Price (5):                             3.86%                 3.92%

    Estimated Daily Rate of Net Interest
       Accrual:                                        $ .19447             $ .19617

    Record Dates:                                           15th Day of         15th Day of May
                                                               Month             and November

    Payment Dates:                                          1st Day of          1st Day of June
                                                               Month             and December

-------------------

1. The sales charge is determined based on the maturities of the underlying securities in the portfolio. See "Public Offering -- Offering Price" in Part B of this Prospectus.

2. Plus accrued interest to November 3, 1995, the expected date of settlement, of $11.29 monthly and $40.69 semi-annually.

3. Based solely upon the bid side evaluations of the portfolio securities. Upon tender for redemption, the price to be paid will include accrued interest as described in Part B under "Rights of Unit Holders -- Redemption -- Computation of Redemption Price per Unit."

4. Estimated Current Return is calculated by dividing the estimated net annual interest income received in cash per Unit by the Public Offering Price. Interest income per Unit will vary with changes in fees and expenses of the Trustee and the Evaluator, and with the redemption, maturity, exchange or sale of Securities. This calculation, which includes cash income accrual only, does not include discount accretion on original issue discount bonds or on zero coupon bonds or premium amortization on bonds purchased at a premium. See "The Trust -- Tax Status" and "The Trust -- Estimated Current Return and Estimated Long-Term Return to Unit Holders" in Part B of this Prospectus.

5. Estimated Long-Term Return is calculated by using a formula that takes into account the yields (including accretion of discounts and amortization of premiums) of the individual Bonds in the Trust's portfolio, weighted to reflect the market value and time to maturity (or, in certain cases, to earlier call date) of such Bonds, adjusted to reflect the Public Offering Price (including sales charge and expenses) per Unit. See "The Trust --Estimated Current Return and Estimated Long-Term Return to Unit Holders" in Part B of this Prospectus.

     Portfolio Information

     On September 30, 1995, the bid side valuation of 14.9% of the aggregate principal amount of Bonds in the Portfolio for this Trust was at a discount from par and 85.1% was at a premium over par. See Note (B) to "Tax-Exempt Bond Portfolio" for information concerning call and redemption features of the Bonds.

     Special Factors Concerning the Portfolio

     On September 30, 1995, the Portfolio consisted of nine issues of Bonds issued by entities located in New York or certain United States territories or possessions. The following information is being supplied to inform Unit Holders of circumstances affecting the Trust. 15.6% of the aggregate principal amount of the Bonds in the Portfolio are general obligations of the governmental entities issuing them and are backed by the taxing power thereof. 2.1% of the aggregate principal amount of the Bonds in the Portfolio are payable from appropriations. 82.3% of the aggregate principal amount of the Bonds in the Portfolio are payable from the income of specific projects or authorities and are not supported by the issuers' power to levy taxes.

     Although income to pay such Bonds may be derived from more than one source, the primary sources of such income, the number of issues (and the related dollar weighted percentage of such issues) deriving income from such sources and the purpose of issue are as follows: General Obligation, one (15.6%); Appropriations, one (2.1%); Revenue: Health Care, four (51.6%); Water and Sewer, two (12.2%); and Other, one (18.5%). The Trust is deemed to be concentrated in the Health Care Bonds category.1 Two issues, constituting 14.9% of the Bonds in the Portfolio, are original issue discount bonds, of which one is a zero coupon bond. Three issues (39.2%) were rated AAA by Standard & Poor's Corporation; three issues (35.2%) were rated Aaa and one issue (10.7%) was rated A by Moody's Investors Service, Inc. Two issues were partially refunded. The partially refunded portions (10.5%) were rated AAA and the remaining portions (4.4%) were rated BBB+ by Standard & Poor's Corporation.2 Subsequent to such date, such ratings may have changed. See "Tax-Exempt Bond Portfolio." For a more detailed discussion, it is recommended that Unit Holders consult the official statements for each Security in the Portfolio of the Trust.

     Tax Status (The tax opinion which is described herein was rendered on the Date of Deposit. Consult your tax advisor to discuss any relevant changes in tax laws since the Date of Deposit. See also "The Trust -- Tax Status" in Part B of this Prospectus.)

     Interest income on the Bonds contained in the Trust Portfolio is, in the opinion of bond counsel to the issuing governmental authorities, excludable from gross income under the Internal Revenue Code of 1986, as amended. See "The Trust -- Portfolio" in Part B of this Prospectus.

     Gain (or loss) realized on a sale, maturity or redemption of the Bonds or on a sale or redemption of a Unit of the Trust is, however, includable in gross income as capital gain (or loss) for federal, state and local income tax purposes assuming that the Unit is held as a capital asset. Such gain (or loss) does not include any amount received in respect of accrued interest. In addition, such gain (or loss) may be long- or short-term depending on the facts and circumstances. Bonds selling at market discount tend to increase in market value as they approach maturity when the principal amount is payable, thus increasing the potential for taxable gain (or reducing the potential for loss) on their redemption, maturity or sale. For tax rate years beginning after December 31, 1992, long-term capital gains will be taxed at a maximum federal income tax rate of 28%, while ordinary income will be taxed at a maximum federal income tax rate of 36% (plus a 10% surtax applicable to certain high income taxpayers).
-------------------

     1 A Trust is considered to be "concentrated" in a particular category or issuer when the Bonds in that category or of that issuer constitute 25% or more of the aggregate face amount of the Portfolio. See "The Trust -- General Considerations" in Part B of this Prospectus.

     2 For the meanings of ratings, see "Description of Bond Ratings" in Part B of this Prospectus.

INDEPENDENT AUDITOR'S REPORT




The Sponsors, Trustee and Unit Holders of Empire State Municipal Exempt Trust,
    Guaranteed Series 54:


We have audited the accompanying statement of net assets of Empire State Municipal Exempt Trust, Guaranteed Series 54, including the tax-exempt bond portfolio, as of September 30, 1995, and the related statements of operations and changes in net assets for the year then ended. These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Empire State Municipal Exempt Trust, Guaranteed Series 54 as of September 30, 1995, and the results of its operations and changes in net assets for the year then ended in conformity with generally accepted accounting principles.




GOLDSTEIN GOLUB KESSLER & COMPANY, P.C.
New York, New York

December 29, 1995

                               EMPIRE STATE MUNICIPAL EXEMPT TRUST
                                      GUARANTEED SERIES 54

                                     STATEMENT OF NET ASSETS
                                       SEPTEMBER 30, 1995
=========================================================================



ASSETS:

    CASH...............................................$        69 651

    INVESTMENTS IN SECURITIES, at market value
          (cost $9,036,663) (Note 1)...................      9 803 182

    ACCRUED INTEREST RECEIVABLE........................        157 945
                                                         -------------

          Total trust property.........................     10 030 778

    LESS - ACCRUED EXPENSES............................          2 197
                                                       ---------------

    NET ASSETS.........................................    $10 028 581
                                                           ===========


NET ASSETS REPRESENTED BY:

                                                      Monthly       Semi-annual
                                                   distribution    distribution
                                                       plan            plan             Total

VALUE OF FRACTIONAL UNDIVIDED
    INTERESTS...............................         $6 039 422       $3 766 657    $   9 806 079

UNDISTRIBUTED NET INVESTMENT
    INCOME..................................             99 378          123 124          222 502
                                                   ------------     ------------   --------------

          Total value.......................         $6 138 800       $3 889 781      $10 028 581
                                                     ==========       ==========      ===========

UNITS OUTSTANDING...........................              5 769            3 598            9 367
                                                 ==============   ==============  ===============

VALUE PER UNIT..............................        $  1 064.10     $   1 081.10
                                                    ===========     ============

                                See Notes to Financial Statements

                               EMPIRE STATE MUNICIPAL EXEMPT TRUST
                                      GUARANTEED SERIES 54

                                    STATEMENTS OF OPERATIONS
=========================================================================




                                                                         Year ended
                                                                        September 30,
                                                                1995       1994          1993
                                                              -------    --------     ------------

INVESTMENT INCOME - INTEREST...........................      $706 822    $ 723 780    $   734 625
                                                             --------    ---------    -----------

EXPENSES:
    Trustee fees.......................................        10 526       10 491         10 962
    Evaluation fees....................................         1 663        1 521          1 405
    Insurance premiums.................................        18 071       18 599         18 938
    Sponsors' advisory fees............................         2 349        2 422          2 468
    Auditors' fees.....................................         1 800        1 800          1 800
                                                          ----------- ------------   ------------

                    Total expenses.....................        34 409       34 833         35 573
                                                           ----------  -----------    -----------

NET INVESTMENT INCOME..................................       672 413      688 947        699 052

REALIZED GAIN ON SECURITIES SOLD
    OR REDEEMED (Notes 1 and 3)........................        13 316       11 366         12 896

NET CHANGE IN UNREALIZED MARKET
    APPRECIATION (DEPRECIATION) (Note 1)...............        44 456     (632 776)       411 464
                                                            ---------   ----------   ------------

NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS....................................      $730 185   $   67 537     $1 123 412
                                                             ========   ==========     ==========

                               EMPIRE STATE MUNICIPAL EXEMPT TRUST
                                      GUARANTEED SERIES 54

                               STATEMENTS OF CHANGES IN NET ASSETS
=========================================================================



                                                                           Year ended
                                                                            September 30,
                                                               1995           1994            1993

OPERATIONS:
    Net investment income.............................$     672 413  $     688 947  $     699 052
    Realized gain on securities
        sold or redeemed (Notes 1 and 3)..............       13 316         11 366         12 896
    Net change in unrealized market
        appreciation (depreciation) (Note 1) .........        44 456      (632 776)       411 464
                                                      -------------- -------------  -------------

             Net increase in net assets resulting from
               operations.............................       730 185        67 537      1 123 412
                                                      ----------------------------   ------------

DISTRIBUTIONS TO UNIT HOLDERS (Note 2):
    Net investment income.............................     (677 162)      (691 803)      (701 689)
    Principal.........................................            -        (12,194)           -
                                                      -------------------- -----------------------

             Net distributions........................      (677 162)     (703 997)      (701 689)
                                                      -------------- -------------  -------------

CAPITAL SHARE TRANSACTIONS:
    Redemption of 312, 171 and 131 units
       at September 30, 1995, 1994 and 1993,
       respectively...................................      (322 967)     (184 771)      (141 530)
                                                      -------------- -------------  -------------

NET INCREASE (DECREASE) IN NET ASSETS.................       (269 944)     (821 231)      280 193

NET ASSETS:
    Beginning of year.................................   10 298 525     11 119 756     10 839 563
                                                       ------------   ------------   ------------

    End of year.......................................  $10 028 581    $10 298 525    $11 119 756
                                                        ===========    ===========    ===========

DISTRIBUTIONS PER UNIT (Note 2):
    Interest:
        Monthly plan..................................       $70.07       $  70.19         $70.27
        Semi-annual plan..............................       $70.72       $  70.90         $70.89

    Principal:
        Monthly plan..................................    $       -      $    1.25      $       -
        Semi-annual plan..............................    $       -      $    1.25      $       -

=============================================================================

============================================================================


                               EMPIRE STATE MUNICIPAL EXEMPT TRUST
                                      GUARANTEED SERIES 54

                                  NOTES TO FINANCIAL STATEMENTS
=========================================================================





The Trust is a unit investment trust formed under the Investment Company Act of 1940 for the purpose of obtaining tax-exempt interest income through investment in a fixed insured portfolio of long-term bonds, issued primarily by or on behalf of the State of New York and counties, municipalities, authorities or political subdivisions thereof.

The Bank of New York (the "Trustee") has custody of and responsibility for the accounting records and financial statements of the Trust and is responsible for establishing and maintaining a system of internal control.

The Trustee is also responsible for all estimates of expenses and accruals reflected in the Trust's financial statements. The accompanying financial statements have been adjusted to record the unrealized appreciation (depreciation) of investments and to record interest income and expenses on the accrual basis.


NOTE 1 - ACCOUNTING POLICIES

        Securities

           Securities are stated at bid side market value as determined by an independent outside evaluator. Securities transactions are recorded on the trade date. The difference between cost and market value is reflected as unrealized appreciation (depreciation) of investments. Realized gains (losses) from securities transactions are determined on the basis of average cost of the securities sold or redeemed.

        Taxes on income

           The Trust is not subject to taxes on income and, accordingly, no provision has been made.

        Termination of Trust

           The mandatory termination date of the Trust is December 31, 2039. If the value of the Trust falls below $2,000,000 or 20% of the value of the Trust as of the date of deposit, whichever is lower, the Trust is subject to termination as specified in the Trust Agreement.


NOTE 2 - DISTRIBUTIONS

        Interest received by the Trust is distributed to Unit Holders either semi-annually on the first day of June and December or, if elected by the Unit Holder, on the first day of each month, after deducting applicable expenses. Principal distributions result from the sale or redemption of securities.

===========================================================================

=============================================================================


                               EMPIRE STATE MUNICIPAL EXEMPT TRUST
                                      GUARANTEED SERIES 54

                                  NOTES TO FINANCIAL STATEMENTS
=========================================================================
                                           (Concluded)



NOTE 3 - BONDS SOLD OR REDEEMED

Port-
folio                                   Principal       Date                             Realized
 No.                Description          Amount      Redeemed  Net Proceeds    Cost        Gain

Year ended September 30, 1995:

   8     New York City Municipal Water $ 35 000     10/3/94    $  37 275    $  35 549   $  1 726
           Finance Authority, Water and  30 000     12/2/94       31 650       30 470      1 180
           Sewer System Revenue Bonds,   50 000     1/19/95       52 500       50 783      1 717
           Fiscal 1986 Series B          10 000     2/21/95       10 550       10 157        393
                                         15 000     3/20/95       15 810       15 235        575
                                         30 000     4/21/95       31 500       30 470      1 030
                                         60 000     5/12/95       63 000       60 940      2 060
                                         10 000      6/8/95       10 500       10 157        343
                                         10 000     8/14/95       10 470       10 157        313

   4     New York State Medical Care     10 000     7/27/95       10 950       10 269        681
           Facilities Finance Agency,
           Mental Health Services
           Facilities Improvement
           Revenue Bonds, 1988 Series B

   7     The City of New York, General   80 000     9/21/95       87 320       84 022      3 298
           Obligation Bonds, Fiscal
           1988 Series A                _______                  _______      _______

                                       $340 000                 $361 525     $348 209    $13 316
                                       ========                 ========     ========    =======


NOTE 4 - NET ASSETS

        Cost of 20,000 units at Date of Deposit               $10 180 164
        Less gross underwriting commission                        498 700
                                                            -------------

                   Net cost - initial offering price            9 681 464

        Realized net gain on securities sold or redeemed           39 833
        Principal distribution                                    (12 194)
        Redemption of 633 units                                  (669 543)
        Unrealized market appreciation of securities              766 519
        Undistributed net investment income                       222 502
                                                            -------------

                   Net assets                                 $10 028 581
                                                              ===========

==================================================================================================================================

==================================================================================================================================


                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 54

                            TAX-EXEMPT BOND PORTFOLIO
                               SEPTEMBER 30, 1995
===============================================================================================

                                                                         Redemption Features                 Market Value   Annual
Port-           Aggregate                                     Date of    S.F. - Sinking Fund       Cost of       as of     Interest
folio Rating    Principal     Name of Issuer and      Coupon Maturity   Opt. - Optional Call        Bonds    September 30, Income to
 No. (Note A)    Amount            Title of Bond        Rate (Note B)         (Note B)            to Trust        1995       Trust
---- --------   --------      ----------------------- ------ -----------------------------------  --------  ----------------------

  1   AAA      $ 200 000      Metropolitan Trans-    7.500%   07/01/17   07/01/09 @ 100 S.F.    $   203 572   $   216 400   $ 15 000
                                poration Authority                       07/01/98 @ 102 Opt.
                                Transit Facility
                                Service Contract
                                Bonds, Series L
                                (AMBAC Insured)

  2   AAA      1 745 000      Dormitory Autho-       7.350    08/01/29   02/01/16 @ 100 S.F.      1 740 637     1 899 537    128 258
                                rity of the State                        02/01/00 @ 102 Opt.
                                of New York, United
                                Health Services, Inc.,
                                FHA-Insured Mortgage
                                Revenue Bonds, Series
                                1989

  3   Aaa*     1 700 000      New York State         8.000    02/15/25   No Sinking Fund          1 756 899     1 854 921    136 000
                                Medical Care                             08/15/97 @ 102 Opt.
                                Facilities
                                Finance Agency,
                                Hospital Insured
                                Mortgage Revenue
                                Bonds, 1987 Series A
                                Refunding (FHA-Insured
                                Mortgage)

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 54

                            TAX-EXEMPT BOND PORTFOLIO
                               SEPTEMBER 30, 1995
                                   (Continued)
===============================================================================================


                                                                          Redemption Features                 Market Value   Annual
Port-           Aggregate                                      Date of    S.F. - Sinking Fund       Cost of       as of    Interest
folio  Rating   Principal     Name of Issuer and      Coupon  Maturity   Opt. - Optional Call        Bonds   September 30,Income to
 No.  (Note A)   Amount            Title of Bond        Rate  (Note B)         (Note B)            to Trust        1995       Trust
----  --------  --------      ----------------------- ------- -----------------------------------  --------  ----------------------

  4a   AAA      $740 000      New York State         7.875%    08/15/15   08/15/11 @ 100 S.F.    $   759 876   $   828 519   $58 275
                                Medical Care                              08/15/98 @ 102 Opt.
                                Facilities
                                Finance Agency,
                                Mental Health
                                Services Facilities,
                                Improvement
                                Revenue Bonds
                                1988 Series B

  4b   BBB+      250 000      New York State         7.875     08/15/15   08/15/11 @ 100 S.F.        256 715       267 547    19 687
                                Medical Care                              08/15/98 @ 102 Opt.
                                Facilities Finance
                                Agency Mental Health
                                Services Facilities,
                                Improvement
                                Revenue Bonds,
                                1988 Series B

  5a   AAA       240 000      New York State         0.000     08/15/18   02/15/16 @ 82.192 S.F.     28 800        46 512          -
                                Medical Care                              08/15/98 @ 21.869 Opt.
                                Facilities Finance
                                Agency, Mental
                                Health Services
                                Facilities, Improve-
                                ment Revenue Bonds,
                                1988 Series B

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 54

                            TAX-EXEMPT BOND PORTFOLIO
                               SEPTEMBER 30, 1995
                                   (Continued)
===============================================================================================


                                                                     Redemption Features                  Market Value      Annual
Port-           Aggregate                                 Date of    S.F. - Sinking Fund       Cost of        as of        Interest
folio  Rating   Principal Name of Issuer and      Coupon Maturity   Opt. - Optional Call        Bonds     September 30,    Income to
 No.  (Note A)   Amount        Title of Bond        Rate (Note B)         (Note B)            to Trust        1995          Trust
----  --------  --------  ----------------------- ------------------------------------------  --------  -------------------------

  5b   BBB+    $ 160 000  New York State         0.000%   08/15/18   02/15/16 @ 82.192 S.F.$     19 200     $  28 810             -
                            Medical Care                             08/15/98 @ 21.869 Opt.
                            Facilities Finance
                            Agency, Mental
                            Health Services
                            Facilities, Improvement
                            Revenue Bonds,
                            1988 Series B


  6    AAA     1 730 000  Triborough Bridge and  8.000    01/01/18   01/01/09 @ 100 S.F.      1 777 143     1 899 972      $138 400
                            Tunnel Authority,                        01/01/98 @ 101.5 Opt.
                            Mortgage Recording
                            Tax Special Obliga-
                            tion Bonds, Series
                            1988 Series A

  7    Aaa*    1 465 000  The City of New York,  8.500    11/01/11   No Sinking Fund          1 538 645     1 616 906       124 525
                            General Obligation                       11/01/97 @ 101.5 Opt.
                            Bonds, Fiscal 1988
                            Series A

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 54

                            TAX-EXEMPT BOND PORTFOLIO
                               SEPTEMBER 30, 1995
                                   (Continued)
===============================================================================================


                                                                      Redemption Features                  Market Value    Annual
Port-            Aggregate                                 Date of    S.F. - Sinking Fund       Cost of        as of      Interest
folio  Rating    Principal Name of Issuer and      Coupon Maturity   Opt. - Optional Call        Bonds     September 30,  Income to
 No.  (Note A)    Amount        Title of Bond        Rate (Note B)         (Note B)            to Trust        1995        Trust
----  --------   --------  ----------------------- ------ -----------------------------------  --------  -----------------------

  8    Aaa*     $ 140 000  New York City,         7.875%   06/15/16   06/15/07 @ 100 S.F.    $   142 196   $   146 678  $   11 025
                             Municipal Water                          06/15/96 @ 102 Opt.
                             Finance Authority,
                             Water and Sewer
                             System Revenue
                             Bonds, Fiscal 1986
                             Series B

  9    A*       1 000 000  New York City,         6.000    06/15/19   06/15/17 @ 100 S.F.        812 980       997 380      60 000
                             Municipal Water                          06/15/99 @ 100 Opt.
                             Finance Authority,
                             Water and Sewer
                             System Revenue
                             Bonds, Fiscal 1990
                             Series A

               $9 370 000                                                                     $9 036 663    $9 803 182    $691 170
               ==========                                                                     ==========    ==========    ========

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 54

                            TAX-EXEMPT BOND PORTFOLIO
                               SEPTEMBER 30, 1995
                                   (Concluded)
=========================================================================


                       NOTES TO TAX-EXEMPT BOND PORTFOLIO

(A) A description of the rating symbols and their meanings appear under "Description of Bond Ratings" in Part B of this Prospectus. Ratings are by Standard & Poor's Corporation, except for those indicated by (*), which are by Moody's Investors Service. Certain bond ratings have changed since the Date of Deposit, at which time all such bonds were rated A or better by either Standard & Poor's Corporation or Moody's Investors Service.

(B) Bonds may be redeemable prior to maturity from a sinking fund (mandatory partial redemption) (S.F.) or at the stated optional call (at the option of the issuer) (Opt.) or by refunding. Certain bonds in the portfolio may be redeemed earlier than dates shown in whole or in part under certain unusual or extraordinary circumstances as specified in the terms and provisions of such bonds.

                            INDEPENDENT AUDITORS' REPORT


The Sponsors, Trustee and Unit Holders of Empire State Municipal Exempt Trust, Guaranteed Series 54:

We have audited the statement of net assets (not included) of Empire State Municipal Exempt Trust, Guaranteed Series 54, including the bond portfolio, as of September 30, 1994, and the related statements of operations and changes in net assets for the years ended September 30, 1994 and 1993. These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1994, by correspondence with the Trustee. An audit includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Empire State Municipal Exempt Trust, Guaranteed Series 54 as of September 30, 1994, and the results of its operations and changes in net assets for the years ended September 30, 1994 and 1993, in conformity with generally accepted accounting principles.




BDO Seidman, LLP


New York, New York
October 31, 1994

                      EMPIRE STATE MUNICIPAL EXEMPT TRUST
                               Guaranteed Series

                              PROSPECTUS, Part II
                  Note: Part II of this Prospectus may not be
                   distributed unless accompanied by Part I.


THE TRUST

Organization

         The Trust is one of a Series of similar but separate unit investment trusts. Each Trust was created under the laws of the State of New York pursuant to a Trust Indenture and Agreement (the "Trust Agreement"), dated the Date of Deposit as set forth in "Summary of Essential Financial Information" in Part I of this Prospectus, among the Sponsors, the Trustee and the Evaluator. The Bank of New York acts as successor trustee of Series 1 through 22 and as Trustee of Series 23 and subsequent Series. Muller Data Corporation acts as successor Evaluator for all Series. Glickenhaus & Co. and Lebenthal & Co., Inc. act as co-Sponsors for all Series (the "Sponsors").

         On the date of this Prospectus, each Unit represented the fractional undivided interest in the Trust set forth in Part I of this Prospectus under "Summary of Essential Financial Information." Thereafter, if any Units are redeemed by the Trustee, the fractional undivided interest in the Trust represented by each unredeemed Unit will increase, although the actual interest in the Trust represented by each such Unit will remain essentially the same. Units will remain outstanding until redeemed upon tender to the Trustee by any Unit holder, which may include the Sponsors, or until the termination of the Trust Agreement for the related Trust. See "Rights of Unit Holders--Redemption."

         On the Date of Deposit for each Trust, the Sponsors deposited with the Trustee obligations or contracts for the purchase of such obligations (the "Bonds" or "Securities"). Certain of the Bonds may have been purchased at prices which resulted in the portfolio as a whole being purchased at a discount due to original issue discount, market discount or the inclusion of zero coupon bonds. Bonds selling at market discount tend to increase in market value as they approach maturity when the principal amount is payable, thus increasing the potential for capital gain. Any capital gain other than any earned original issue discount will be taxable and will not be realized until maturity, redemption or sale of the underlying Bonds or Units.

Objectives

         The objective of the Trust is to obtain tax-exempt interest income through an investment in a fixed, insured portfolio consisting primarily of various long-term municipal bonds. No assurance can be given that the Trust's objectives will be achieved because these objectives are subject to the continuing ability of the respective issuers of the bonds in the Portfolio to meet their obligations and of the Insurer to meet its obligations under the insurance. In addition, an investment in the Trust can be affected by interest rate fluctuations.

         Series 1 through 5, Series 6 through 30 and Series 31 and subsequent Series have obtained insurance guaranteeing the payment of principal and interest on the Bonds in each respective Trust from National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union"), MBIA Inc. ("MBIA") and MBIA Insurance Corporation ("MBIAC"), respectively (National Union, MBIA and MBIAC are collectively referred to herein as the "Insurer"). Insurance obtained by the Trust applies only while Bonds are retained in the

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Trust. As to Series 18 through Series 30 and Series 31 and subsequent Series, however, pursuant to irrevocable commitments of MBIA and MBIAC, respectively, in the event of a sale of a Bond from the Trust the Trustee has the right to obtain permanent insurance for such Bond upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Bond. It is expected that the Trustee will exercise the right to obtain permanent insurance for a Bond in such Series upon instruction from the Sponsors whenever the value of that Bond insured to its maturity less the applicable permanent insurance premium and the related custodial fee exceeds the value of the Bond without such insurance. Insurance relates only to the payment of principal and interest on the Bonds in the Trust but neither covers the nonpayment of any redemption premium on the Bonds nor guarantees the market value of the Units. Certain Bonds in the Trust may also be insured under insurance obtained by the issuers of such Bonds or third parties ("Pre-insured Bonds"). As a result of the insurance, Moody's Investors Service, Inc. ("Moody's") has assigned a rating of "Aaa" to all of the Bonds in Series 6 and subsequent Series, as insured, and Standard & Poor's Corporation ("Standard & Poor's") has assigned a rating of "AAA" to the Units of the Trust, and to the Bonds in Series 17 and subsequent Series, as insured, while in the Trust. No representation is made as to any insurer's ability to meet its commitments. Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. A single or annual premium is paid by the issuer or any other party for its insurance on Pre-insured Bonds, and a monthly premium is paid by the Trust for the insurance it obtains from the Insurer on the Bonds in the Trust that are not pre-insured by such Insurer. No premium will be paid by Series 1 through 5, Series 6 through 30 and Series 31 and subsequent Series on Bonds pre-insured by National Union, MBIA and MBIAC, respectively. See "Insurance on the Bonds."

Portfolio

         In view of the Trust's objectives, the following factors, among others, were considered in selecting the Bonds: (1) all the Bonds are obligations of the State of New York and counties, municipalities, authorities or political subdivisions thereof or issued by certain United States territories or possessions, including Puerto Rico, and their public authorities so that the interest on them will be exempt from Federal, New York State and New York City income tax under existing law; (2) the Bonds are varied as to purpose of issue; (3) in the opinion of the Sponsors, the Bonds are fairly valued relative to other bonds of comparable quality and maturity; and (4) availability of insurance for the payment of principal and interest on the Bonds. Subsequent to the Date of Deposit, a Bond may cease to be rated or its rating may be reduced. Neither event requires an elimination of such Bond from the portfolio, but such an event may be considered in the Sponsors' determination to direct the Trustee to dispose of the Bonds. See "Sponsors--Responsibility."

         An investment in Units of the Trust should be made with an understanding of the risks entailed in investments in fixed-rate bonds, including the risk that the value of such bonds (and, therefore, of the Units) will decline with increases in interest rates. Inflation and recession, as well as measures implemented to address these and other economic problems, contribute to fluctuations in interest rates and the value of fixed-rate bonds generally. The Sponsors cannot predict future economic policies or their consequences nor, therefore, can they predict the course or extent of such fluctuations in the future.


Special Factors Affecting New York

         The information set forth below is derived from the official statements and/or preliminary drafts of official statements prepared in

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connection with the issuance of New York State and New York City municipal bonds. The Sponsors have not independently verified this information.

         State Economic Trends. Over the long term, the State of New York (the "State") and the City of New York (the "City") face serious potential economic problems. The City accounts for approximately 41% of the State's population and personal income, and the City's financial health affects the State in numerous ways. The State historically has been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City. In recent years the State's economic position has improved in a manner consistent with that for the Northeast as a whole.

         The State has for many years had a very high State and local tax burden relative to other states. The State and its localities have used these taxes to develop and maintain their transportation networks, public schools and colleges, public health systems, other social services and recreational facilities. Despite these benefits, the burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

         Notwithstanding the numerous initiatives that the State and its localities may take to encourage economic growth and achieve balanced budgets, reductions in Federal spending could materially and adversely affect the financial condition and budget projections of the State and its localities.

         New York City. The City, with a population of approximately 7.3 million, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the City's total employment earnings. Additionally, the City is the nation's leading tourist destination. The City's manufacturing activity is conducted primarily in apparel and publishing.

         The national economic downturn which began in July 1990 adversely affected the local economy, which had been declining since late 1989. As a result, the City experienced job losses in 1990 and 1991 and real Gross City Product (GCP) fell in those two years. For the 1992 fiscal year, the City closed a projected budget gap of $3.3 billion in order to achieve a balanced budget as required by the laws of the State. Beginning in calendar year 1992, the improvement in the national economy helped stabilize conditions in the City. Employment losses moderated toward year-end and real GCP increased, boosted by strong wage gains. The City's current four-year financial plan assumes that, after noticeable improvements in the City's economy during calendar year 1994, economic growth will slow in calendar years 1995 and 1996 with local employment increasing modestly. During the 1995 fiscal year, the City experienced substantial shortfalls in payments of non-property tax revenues from those forecasted.

         For each of the 1981 through 1994 fiscal years, the City achieved balanced operating results as reported in accordance with generally accepted accounting principles ("GAAP"), and the City's 1995 fiscal year results are

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projected to be balanced in accordance with GAAP. The City was required to close substantial budget gaps in recent years in order to maintain balanced operating results. For fiscal year 1995, the City has adopted a budget which has halted the trend in recent years of substantial increases in City spending from one year to the next. There can be no assurance that the City will continue to maintain a balanced budget as required by State law without additional tax or other revenue increases or reductions in City services, which could adversely affect the City's economic base.

         Pursuant to the laws of the State, the City prepares an annual four-year financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City is required to submit its financial plans to review bodies, including the New York State Financial Control Board ("Control Board"). If the City were to experience certain adverse financial circumstances, including the occurrence or the substantial likelihood and imminence of the occurrence of an annual operating deficit of more than $100 million or the loss of access to the public credit markets to satisfy the City's capital and seasonal financing requirements, the Control Board would be required by State law to exercise powers, among others, of prior approval of City financial plans, proposed borrowings and certain contracts.

         The City depends on the State for State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets in future fiscal years will be adopted by the April 1 statutory deadline and that such reductions or delays will not have adverse effects on the City's cash flow or expenditures.

         The Mayor is responsible for preparing the City's four-year financial plan, including the City's current financial plan for the 1996 through 1999 fiscal years (the "1996-1999 Financial Plan" or "Financial Plan"). The City's projections set forth in the Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the Financial Plan, employment growth, the results of a pending actuarial audit of the City's pension system which is expected to significantly increase the City's annual pension costs, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, which may require in certain cases the cooperation of the City's municipal unions, revenue generating transactions and provision of State and Federal aid and mandate relief.

         Implementation of the Financial Plan is also dependent upon the City's ability to market its securities successfully in the public credit markets. The City's financing program for fiscal years 1996 through 1999 contemplates the issuance of $9.7 billion of general obligation bonds primarily to reconstruct and rehabilitate the City's infrastructure and physical assets and to make other capital investments. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City bonds and notes will be subject to prevailing market conditions, and no assurance can be given that such sales will be completed. If the City were unable to sell its general obligation bonds and notes, it would be prevented from meeting its planned capital and operating expenditures.


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         The City submitted to the Control Board on July 21, 1995 a fourth quarter modification to the City's financial plan for the 1995 fiscal year, which projects a balanced budget in accordance with GAAP for the 1995 fiscal year, after taking into account a discretionary transfer of $75 million. On July 11, 1995, the City submitted to the Control Board the Financial Plan for the 1996 through 1999 fiscal years, which relates to the City, the Board of Education ("BOE") and the City University of New York ("CUNY"). The Financial Plan is based on the City's expense and capital budgets for the City's 1996 fiscal year, which were adopted on June 14, 1995, and sets forth proposed actions by the City for the 1996 fiscal year to close substantial projected budget gaps resulting from lower than projected tax receipts and other revenues and greater than projected expenditures. In addition to substantial proposed agency expenditure reductions and productivity, efficiency and labor initiatives negotiated with the City's labor unions, the Financial Plan reflects a strategy to substantially reduce spending for entitlements for the 1996 and subsequent fiscal years.

         The 1996-1999 Financial Plan projects revenues and expenditures for the 1996 fiscal year balanced in accordance with GAAP. The projections for the 1996 fiscal year reflect proposed actions to close a previously projected gap of approximately $3.1 billion for the 1996 fiscal year. The proposed actions in the Financial Plan for the 1996 fiscal year include (i) a reduction in spending of $400 million, primarily affecting public assistance and Medicaid payments by the City; (ii) expenditure reductions in agencies, totalling $1.2 billion; (iii) transitional labor savings, totalling $600 million; and (iv) the phase-in of the increased annual pension funding cost due to revisions resulting from an actuarial audit of the City pension systems, which would reduce such costs in the 1996 fiscal year. Other proposed actions include (i) welfare savings of $100 million from increased fraud detection; (ii) $170 million of additional expenditure reductions in agencies and HHC; (iii) a delay in the proposed reduction in the commercial rent tax, which would increase projected revenues by $62 million in the 1996 fiscal year; (iv) an increase of $75 million in projected tax collections for the 1996 fiscal year;
(v) $50 million of proposed additional State aid not included in the adopted State budget and $75 million of proposed additional Federal aid; (vi) certain revenue initiatives, including the proposed sale of delinquent tax liens and the U.N. Plaza Hotel for $104 million; and (vii) savings from the proposed refunding of outstanding debt, totalling $50 million.

         The proposed agency spending reductions include the reduction of City personnel through attrition, government efficiency initiatives, procurement initiatives and labor productivity initiatives. The substantial agency expenditure reductions proposed in the Financial Plan may be difficult to implement, and the Financial Plan is subject to the ability of the City to implement proposed reductions in City personnel and other cost reduction initiatives. In addition, certain initiatives are subject to negotiation with the City's municipal unions, and various actions, including proposed anticipated State aid totalling $50 million are subject to approval by the Governor and State Legislature.

         The City annually prepares a modification to its financial plan in October or November which amends the financial plan to accommodate any revisions to forecast revenues and expenditures and to specify any additional gap-closing initiatives to the extent required to offset decreases in projected revenues or increases in projected expenditures (the "First Quarter Modification"). Subsequent to the preparation of the Financial Plan, the City has agreed to pay for a portion of the cost of student transit passes, which will result in a $45 million increase in expenditures for the 1996 fiscal year. In addition, the City is in the process of identifying any additional spending requirements or revenue losses affecting the 1996 fiscal year. In

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October or November, 1995, the Mayor is expected to publish the First Quarter Modification for the 1996 fiscal year.

         The Financial Plan also sets forth projections for the 1997 through 1999 fiscal years and outlines a proposed gap-closing program to eliminate projected gaps of $888 million, $1.5 billion and $1.4 billion for the 1997, 1998 and 1999 fiscal years, respectively, after successful implementation of the $3.1 billion gap-closing program for the 1996 fiscal year.

         The projections for the 1996 through 1999 fiscal years assume (i) agreement with the City's unions with respect to approximately $100 million of savings to be derived from efficiencies in management of employee health insurance programs and other health benefit related savings for each of the 1996 through 1999 fiscal years to be negotiated with the City's unions; (ii) $200 million of additional anticipated State aid and $75 million of additional anticipated Federal aid in each of the 1997 through 1999 fiscal years; (iii) that HHC and BOE will each be able to identify actions to offset substantial revenue shortfalls reflected in the Financial Plan, including approximately $254 million annual reduction in revenues for HHC, which results from the reduction in Medicaid payments proposed by the State and the City, without any increase in City subsidy payments to HHC; (iv) the continuation of the current assumption of no wage increases after fiscal year 1995 for City employees unless offset by productivity increases; (v) $130 million of additional revenues as a result of increased rent payments for the City's airports proposed by the City, which is subject to further discussion with the Port Authority; and (vi) savings of $45 million in each of the 1997 through 1999 fiscal years which would result from the State Legislature's enactment of proposed tort reform legislation. In addition, the 1996-1999 Financial Plan anticipates the receipt of substantial amounts of Federal aid. Certain Federal legislative proposals contemplate significant reductions in Federal spending, including proposed Federal welfare reform, which could result in caps on, or block grants of, Federal programs.

         The proposed gap-closing actions, a substantial number of which are not specified in detail, include additional agency expenditure reductions, primarily resulting from a partial hiring freeze, totalling between $388 million and $684 million in each of the 1997 through 1999 fiscal years; reductions in expenditures resulting from proposed procurement initiatives totalling between $50 million and $100 million in each of the 1997 through 1999 fiscal years; revenue initiatives totalling between $100 million and $200 million in each of the 1997 through 1999 fiscal years; the availability in each of the 1997, 1998 and 1999 fiscal years of $100 million of the general reserve appropriated in the prior year; and additional reduced expenditures resulting from further revisions in entitlement programs to reduce City expenditures by $250 million, $400 million and $400 million in the 1997, 1998 and 1999 fiscal years, respectively, which may be subject to State or Federal approval.

         On July 10, 1995, Standard & Poor's revised downward its rating on City general obligation bonds from A- to BBB+ and removed City bonds from CreditWatch. Standard & Poor's stated that "structural budgetary balance remains elusive because of persistent softness in the City's economy, highlighted by weak job growth and a growing dependence on the historically volatile financial services sector". Other factors identified by Standard & Poor's in lowering its rating on City bonds included a trend of using one-time measures, including debt refinancings, to close projected budget gaps, dependence on unratified labor savings to help balance the Financial Plan, optimistic projections of additional federal and State aid or mandate relief, a history of cash flow difficulties caused by State budget delays and continued high debt levels. Fitch Investors Service, Inc. continues to rate

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the City general obligation bonds A-. Moody's rating for City general obligation bonds is Baa1.

         In January 1993, the City announced a settlement with a coalition of 19 municipal unions for a 39-month period that extends into fiscal year 1995. The settlement resulted in a total net expenditure increase of 8.25% of covered employee payroll over a 39-month period, ending March 31, 1995, for most of these employees. Subsequently, the City reached agreement with all of its major bargaining units on terms which are generally consistent with the coalition agreement.

         Contracts with all of the City's municipal unions either expired in the 1995 fiscal year or will expire in the 1996 fiscal year. The Financial Plan provides no additional wage increases for City employees after the 1995 fiscal year. Each 1% wage increase for all union contracts commencing in the 1995 or 1996 fiscal year would cost the City an additional $141 million for the 1996 fiscal year and $161 million each year thereafter above the amounts provided for in the Financial Plan. The terms of wage settlements could be determined through the impasse procedure in the New York City Collective Bargaining Law, which can impose a binding settlement.

         The projections and assumptions contained in the 1996-1999 Financial Plan are subject to revision which may involve substantial change, and no assurance can be given that these estimates and projections, which include actions which the City expects will be taken but which are not within the City's control, will be realized.

         From time to time, the Control Board staff, the Municipal Assistance Corporation for the City of New York ("MAC"), Office of the State Deputy Comptroller ("OSDC"), the City Comptroller and others issue reports and make public statements regarding the City's financial condition, commenting on, among other matters, the City's financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City's future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

         On July 24, 1995, the City Comptroller issued a report on the Financial Plan. The report concluded that the Financial Plan includes total risks of $749 million to $1.034 billion for the 1996 fiscal year. These risks include (i) possible tax revenue shortfalls of $53 million; (ii) a possible $20 million to $60 million shortfall in savings resulting from unspecified improvements in the City's health benefits system; (iii) a potential shortfall of up to $40 million in projected savings from an early retirement program;
(iv) the receipt of $125 million of unspecified additional Federal and State assistance; (v) up to $203 million of projected savings from the public assistance eligibility review and electronic signature program for public assistance recipients; (vi) $93 million of greater than projected expenditures for overtime; (vii) $284 million of greater than projected expenditures and lower than projected revenues at BOE; and (viii) the receipt of $130 million of lease payments from the Port Authority. Other potential uncertainties identified in the report include the projected $253.6 million deficit for the Health and Hospitals Corporation ("HHC"), $160 million of the $600 million in labor savings for the 1996 fiscal year which are yet to be identified, and the impact on the City of a possible reduction in Federal entitlement programs.

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Subsequently, the City Comptroller stated that an additional $129 million of anticipated State and Federal assistance for BOE might not be received by BOE.

         With respect to the 1997 through 1999 fiscal years, the report noted that the gap-closing program in the Financial Plan does not include information about how the City will implement the various gap-closing programs, and that the entitlement cost containment and revenue initiates will require approval of the State legislature. Taking into account the same categories of risks for the 1997 through 1999 fiscal years as the report identified for the 1996 fiscal year and the uncertainty concerning the gap-closing program, the report estimated that the Financial Plan includes total risks of $2.0 billion to $2.5 billion in the 1997 fiscal year, $2.8 billion to $3.3 billion in the 1998 fiscal year and $2.9 billion to $3.4 billion in the 1999 fiscal year. The report further noted that the City Comptroller continues to oppose the proposed sale of the water system, primarily because of the unwillingness of the City to guarantee that $1 billion from the $2.3 billion in proceeds of the sale will be used only to fund capital and not operating expenses, and concerns about the jurisdiction and composition of the Water Board once title to the Water Board has been transferred.

         In early December, 1994, the City Comptroller issued a report which noted that the City is currently seeking to develop and implement plans which will satisfy the Federal Environmental Protection Agency that the water supplied by the City watershed areas does not need to be filtered. The City Comptroller noted that, if the City is ordered to build filtration plants, they could cost as much as $4.57 billion to construct, with annual debt service and operating costs of more than $500 million, leading to a water rate increase of 45%.

         On December 16, 1994, the City Comptroller issued a report noting that the capacity of the City to issue general obligation debt could be greatly reduced in future years due to the decline in value of taxable real property. The report noted that, under the State constitution, the City is permitted to issue debt in an amount not greater than 10% of the average full value of taxable real estate for the current year and preceding four years, that the latest estimates produced by the State Board of Equalization and Assessment relating to the full value of real property, using data from a 1992 survey, indicate a 19% decline in the market value of taxable real property from the previous survey in 1990, and that the State Board has decided to use a projected annual growth rate of 8.84%, as compared to its previous projection of 14% for estimating full value after 1992. The report concludes that the City will be within the projected legal debt incurring limit in the 1996 fiscal year. However, the report concluded that, based on the most likely forecast of full value of real property, the debt incurring power of the City would be curtailed in the 1997 and 1998 fiscal years substantially. The City Comptroller recommended, among other things, prioritization of capital projects to determine which can be delayed or cancelled, and better maintenance of the City's physical plant and infrastructure, which would result in less capital spending for repair and replacement of capital structures.

         On July 21, 1995, the staff of the Control Board issued a report on the Financial Plan which identified risks of $873 million, $2.1 billion, $2.8 billion and $2.8 billion for the 1996 through 1999 fiscal years, respectively. With respect to the 1996 fiscal year, the principal risks included (i) possible shortfalls in projected tax revenues totaling $50 million, (ii) the possibility that revenue actions and expenditure reduction initiatives for BOE totaling $266 million might not be successfully implemented, (iii) possible shortfalls totaling $172 million in proposed welfare savings from increased fraud detection, and (iv) uncertainty concerning the $50 million of proposed additional State aid and $75 million of proposed additional Federal aid, the proposed receipt of $130 million of

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increased rent payments for the City's airports and the $100 million of savings to be derived from health benefit-related savings, which are subject to negotiations with or approvals by other parties. Additional risks identified for the 1997 through 1999 fiscal years include the possibility of additional tax revenue shortfalls, uncertainty concerning the ability of the City to implement the gap-closing actions for such years and uncertainty concerning the projected receipt of additional anticipated State aid. Other areas of concern identified in the report included the projected deficit at HHC of approximately $400 million, reflecting the impact on HHC of the entitlement reductions contained in the State budget and the City's reduction in the subsidy provided to HHC, and the assumption in the Financial Plan that the City will realize the full $400 million of projected savings in public assistance and Medicaid payments enacted at the State level. The report noted that substantially more information is needed concerning the proposed gap-closing actions for the 1997-1999 fiscal years.

         On June 14, 1995, the staff of the OSDC issued a report on the Financial Plan with respect to the 1995 fiscal year. The report noted that, during the 1995 fiscal year, the City faced adverse financial developments totaling over $2 billion resulting from the inability to initiate approximately 35% of the City's gap-closing program, as well as newly-identified spending needs and revenue shortfalls resulting from the adverse impact on the City's personal income, general corporation and other tax revenues of the policy of the Federal Reserve of increasing short-term interest rates and the related downturn in the bond market and profits and bonus income on Wall Street. The report noted that the City relied heavily on one-time actions to offset these adverse developments, using $2 billion in one-time resources in the 1995 fiscal year, or nearly double the 1994 amount.

         On July 24, 1995, the staff of the OSDC issued a report on the Financial Plan. The report concluded that there remains a budget gap for the 1996 fiscal year of $392 million, largely because the City and its unions have yet to reach an agreement on how to achieve $160 million in unspecified labor savings and the remaining $100 million in recurring health insurance savings from last year's agreement. The report also identified a number of issues that present a net potential risk of $409 million to the City's revenue and expenditure forecasts for the 1996 fiscal year, including risks of (i) $160 million associated with anticipated increases in Federal and State assistance,
(ii) $130 million relating to projected Port Authority airport lease payments, and (iii) $100 million with respect to unfunded BOE mandates. The report also identified several other concerns regarding the 1996 fiscal year, including concerns that (i) detailed programs have not yet been fully developed to meet the $564 million and $400 million cost-reduction targets established for BOE and HHC, respectively, (ii) State and City initiatives to reduce public assistance and Medicaid costs, which are expected to reduce City costs by $745 million in the 1996 fiscal year, will require close monitoring to ensure that financial targets are met; (iii) the City has not provided sufficient assurances that the bond proceeds from its proposed sale of the water and sewer system would be used strictly for capital spending purposes; and (iv) the Financial Plan makes no provision for wage increases in the collective bargaining agreements between the City and its unions, which generally will expire by October, 1995. The report further noted that growth in City revenues is being constrained by the weak economy in the City, which is likely to be compounded by the slowing national economy, and that there is a likelihood of a national recession during the course of the Financial Plan. Moreover, the report noted that State and Federal budgets are undergoing tumultuous changes, and that the potential for far-reaching reductions in intergovernmental assistance is clearly on the horizon, with greater uncertainty about the impact on City finances and services.

         A substantial portion of the capital improvements in the City are financed by indebtedness issued by MAC. MAC was organized in 1975 to provide

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financing assistance for the City and also to exercise certain review functions with respect to the City's finances. MAC bonds are payable out of certain State sales and compensating use taxes imposed within the City, State stock transfer taxes and per capita State aid to the City. Any balance from these sources after meeting MAC debt service and reserve fund requirements and paying MAC's operating expenses is remitted to the City or, in the case of the stock transfer taxes, rebated to the taxpayers. The State is not, however, obligated to continue the imposition of such taxes or to continue appropriation of the revenues therefrom to MAC, nor is the State obligated to continue to appropriate the State per capita aid to the City which would be required to pay the debt service on certain MAC obligations. MAC has no taxing power and MAC bonds do not create an enforceable obligation of either the State or the City. As of June 30, 1995, MAC had outstanding an aggregate of approximately $4.882 billion of its bonds.

         New York State and its Authorities. The State's current fiscal year commenced on April 1, 1995, and ends on March 31, 1996, and is referred to herein as the State's 1995-96 fiscal year. The prior fiscal year, which ended on March 31, 1995, is referred to herein as the State's 1994-95 fiscal year. The State's budget for the 1995-96 fiscal year was enacted by the Legislature on June 7, 1995, more than two months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including all necessary appropriations for debt service. The State Financial Plan for the 1995-96 fiscal year was formulated on June 20, 1995 and is based on the State's budget as enacted by the Legislature and signed into law by the Governor.

         The 1995-96 budget is the first to be enacted in the administration of the Governor, who assumed office on January 1. It is the first budget in over half a century which proposed and, as enacted, projects an absolute year-over-year decline in General Fund disbursements. Spending for State operations is projected to drop even more sharply, by 4.6 percent. Nominal spending from all State funding sources (i.e., excluding Federal aid) is proposed to increase by only 2.5 percent from the prior fiscal year, in contrast to the prior decade when such spending growth averaged more than 6.0 percent annually.

         In his Executive Budget, the Governor indicated that in the 1995-96 fiscal year, the State Financial Plan, based on then-current law governing spending and revenues, would be out of balance by almost $4.7 billion, as a result of the projected structural deficit resulting from the ongoing disparity between sluggish growth in receipts, the effect of prior-year tax changes, and the rapid acceleration of spending growth; the impact of unfunded 1994-95 initiatives, primarily for local aid programs; and the use of one-time solutions, primarily surplus funds from the prior year, to fund recurring spending in the 1994-95 budget. The Governor proposed additional tax cuts, to spur economic growth and provide relief for low and middle-income tax payers, which were larger than those ultimately adopted, and which added $240 million to the then projected imbalance or budget gap, bringing the total to approximately $5 billion.

         This gap is projected to be closed in the 1995-96 State Financial Plan based on the enacted budget, through a series of actions, mainly spending reductions and cost containment measures and certain reestimates that are expected to be recurring, but also through the use of one-time solutions. The State Financial Plan projects (i) nearly $1.6 billion in savings from cost containment, disbursement reestimates, and other savings in social welfare programs, including Medicaid, income maintenance and various child and family care program; (ii) $2.2 billion in savings from State agency actions to reduce spending on the State workforce, State University of New York ("SUNY") and City University of New York ("CUNY"), mental hygiene programs, capital

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projects, the prison system and fringe benefits; (iii) $300 million in savings from local assistance reforms, including actions affecting school aid and revenue sharing while proposing program legislation to provide relief from certain mandates that increase local spending; (iv) over $400 million in revenue measures, primarily a new Quick Draw Lottery game, changes to tax payment schedules, and the sale of assets; and (v) $300 million from reestimates in receipts.

         There are risks and uncertainties concerning the future-year impact of tax reductions and other measures in 1995-96 budget.

         The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the State. For example, various proposals relating to Federal tax and spending policies that are currently being publicly discussed and debated could, if enacted, have a significant impact on the State's financial condition in the current and future fiscal years. Because of the uncertainty and unpredictability of the changes, their impact cannot, as a practical matter, be included in the assumptions underlying the State's projections at this time.

         The State Financial Plan is based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, Federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

         Projections of total State receipts in the State Financial Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. In preparing projections of State receipts, economic forecasts relating to personal income, wages and employment have been particularly important. The projection of receipts from most tax or revenue sources is generally made by estimating the change in yield of such tax or revenue source caused by economic and other factors, rather than by estimating the total yield of such tax or revenue source from its estimated tax base. The forecasting methodology, however, ensures that State fiscal year estimates for taxes that are based on a computation of annual liability, such as the business and personal income taxes, are consistent with estimates of total liability under such taxes.

         Projections of total State disbursements are based on assumptions relating to economic and demographic factors, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the Federal government, and changes in the demand for and use of State services.

         The State Division of the Budget ("DOB") believes that its projections of receipts and disbursements relating to the current State

                                    - 11 -
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Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections set forth below, and those projections may be changed materially and adversely from time to time.

         The national economy began the current expansion in 1991 and has added over 7 million jobs since early 1992. However, the recession lasted longer in the State and the State's economic recovery has lagged behind the nation's. Although the State has added approximately 185,000 jobs since November 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense, and banking industries.

         The State Financial Plan is based on a projection by DOB of national and State economic activity. DOB forecasts that national economic growth will weaken, but not turn negative, during the course of 1995 before beginning to rebound by the end of the year. This dynamic is often described as a "soft landing". The overall rate of growth of the national economy during calendar year 1995 will be slightly below the "consensus" of a widely followed survey of national economic forecasters. Growth in the real gross domestic product during 1995 is projected to be moderate (3.0 percent), with declines in defense spending and net exports more than offset by increases in consumption and investment. Continuing efforts by business and government to reduce costs are expected to exert a drag on economic growth. Inflation, as measured by the Consumer Price Index, is projected to remain about 3 percent due to moderate wage growth and foreign competition. Personal income and wages are projected to increase by about 6 percent or more.

         New York's economy is expected to continue to expand modestly during 1995, but there will be a pronounced slow-down during the course of the year. Although industries that export goods and services abroad are expected to benefit from the lower dollar, growth will be slowed by government cutbacks at all levels. On an average annual basis, employment growth will be about the same as 1994. Both personal income and wages are expected to record moderate gains in 1995. Bonus payments in the securities industry are expected to increase from last year's depressed level.

         As noted above, the financial condition of the State is affected by several factors, including the strength of the State and regional economy and actions of the Federal government, as well as State actions affecting the level of receipts and disbursements. Owing to these and other factors, the State may, in future years, face substantial potential budget gaps resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the future costs of maintaining State programs at current levels. Any such recurring imbalance would be exacerbated if the State were to use a significant amount of nonrecurring resources to balance the budget in a particular fiscal year. To address a potential imbalance for a given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution the Governor is required to propose a balanced budget each year. To correct recurring budgetary imbalances, the State would need to take significant actions to align recurring receipts and disbursements in future fiscal years. There can be no assurance, however, that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

         The General Fund is the general operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 1995-96 fiscal year, the General Fund is expected to

                                    - 12 -
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account for approximately 49 percent of total governmental-fund receipts and 51 percent of total governmental-fund disbursements. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

         In recent years, State actions affecting the level of receipts and disbursements, as well as the relative strength of the State and regional economy, actions of the Federal government and other factors have created structural budget gaps for the State. These gaps resulted from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. The 1995-96 enacted budget combines significant tax and program reductions which will, in the current and future years, lower both the recurring receipts base (before the effect of any economic stimulus from such tax reductions) and the historical annual growth in State program spending. The three-year plan to reduce State personal income taxes will decrease State tax receipts by an estimated $1.7 billion in State fiscal year 1996-97 in addition to the amount of reduction in State fiscal year 1995-96. Further significant reductions in the personal income tax are scheduled for the 1997-98 State fiscal year. Other tax reductions enacted in 1994 and 1995 are estimated to cause an additional reduction in receipts of over $500 million in 1996-97, as compared to the level of receipts in 1995-96. Similarly, many actions taken to reduce disbursements in the State's 1995-96 fiscal year are expected to provide greater reductions in State fiscal year 1996-97. These include actions to reduce the State workforce, reduce Medicaid and welfare expenditures and slow community mental hygiene program development. The net impact of these and other factors is expected to produce a potential imbalance in receipts and disbursements in State fiscal year 1996-97. The Governor has indicated that in the 1996-97 Executive Budget he will propose to close this potential imbalance primarily through General Fund expenditure reductions and without increases in taxes or deferrals of scheduled tax reductions. On October 2, 1995, the State Comptroller released a report in which he reaffirmed his estimate that the State will face a budget gap of at least $2.7 billion for the 1996-97 fiscal year and a projected gap of at least $3.9 billion for the 1997-98 fiscal year.

         On January 13, 1992, Standard & Poor's reduced its ratings on the State's general obligation bonds from A to A-and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. Standard & Poor's also continued its negative rating outlook assessment on State general obligation debt. On April 26, 1993, Standard & Poor's revised the rating outlook assessment to stable. On February 14, 1994, Standard & Poor's raised its outlook to positive and, on July 13, 1995, confirmed its A- rating. On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On July 3, 1995, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness.

         The fiscal stability of the State is related to the fiscal stability of its authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. The authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. As of September 30, 1994, there were 18 authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these 18 authorities was $70.3 billion. As of March 31, 1995, aggregate public authority debt outstanding as State-supported debt was $27.9 billion and as State-related debt was $36.1 billion.


                                    - 13 -
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         There are statutory arrangements providing for State local assistance payments, otherwise payable to localities, to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements if local assistance payments are so diverted, the affected localities could seek additional State assistance.

         The Metropolitan Transit Authority ("MTA"), a State agency, oversees the operation of the City's subway and bus system by its affiliates, the New York City Transit Authority and Bronx Surface Transit Operating Authority (the "Transit Authority" or "TA") and commuter rail and bus lines serving the New York metropolitan area. Fare revenues from such operations have been insufficient to meet expenditures, and the MTA depends heavily upon a system of State, local, Triborough Bridge and Tunnel Authority ("TBTA") and, to the extent available, Federal support. Over the past several years, the State has enacted several taxes, including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12 county region served by the MTA and a special one-quarter of 1% regional sales and use tax, that provide additional revenues for mass transit purposes including assistance to the MTA. For the 1995-96 State fiscal year, total State assistance to the MTA is estimated at approximately $1.1 billion.

         In 1993, State legislation authorized the funding of a five-year $9.56 billion MTA capital plan for the five-year period, 1992 through 1996 (the "1992-96 Capital Program"). The MTA has received approval of the 1992-96 Capital Program based on this legislation from the MTA Capital Program Review Board, as State law requires. This is the third five-year plan since the Legislature authorized procedures for the adoption, approval and amendment of a five-year plan for 1981 for a capital program designed to upgrade the performance of the MTA's transportation systems and to supplement, replace and rehabilitate facilities and equipment. The MTA, the TBTA and the TA are collectively authorized to issue an aggregate of $3.1 billion of bonds (net of certain statutory exclusions) to finance a portion of the 1992-96 Capital Program. the 1992-96 Capital Program was expected to be financed in significant part through dedication of the State petroleum business tax receipts. However, in December 1994 the proposed bond resolution based on such tax receipts was not approved by the MTA Capital Program Review Board. Further consideration of the resolution was deferred until 1995.

         There can be no assurance that all the necessary governmental actions for the MTA 1992-96 Capital Program or future capital programs will be taken, that funding sources currently identified will not be decreased or eliminated, or that the MTA 1992-96 Capital Program, or parts thereof, will not be delayed or reduced. If the MTA Capital Program is delayed or reduced, ridership and far revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional assistance.

         Litigation. A number of court actions have been brought involving State finances. The court actions in which the State is a defendant generally involve state programs and miscellaneous tort, real property, and contract claims. Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 1995-96 State Financial Plan. The State believes that the 1995-96 State Financial Plan includes sufficient reserves for the payment of judgments that may be required during the 1995-96 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount of the 1995-96 State Financial Plan reserves for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced 1995-96 State Financial Plan.


                                    - 14 -
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General Considerations

         Because certain of the Bonds may from time to time under certain circumstances be sold or redeemed or will mature in accordance with their terms and the proceeds from such events will be distributed to Unit holders and will not be reinvested, no assurance can be given that the Trust will retain for any length of time its present size and composition. The inclusion of unrated Bonds in certain Series of the Trust may result in less flexibility in their disposal and a loss to the Trust upon their disposition. Except as described in footnotes to "Summary of Essential Financial Information" in Part I of this Prospectus, interest accrues to the benefit of Unitholders commencing with the expected date of settlement for purchase of the Units. Neither the Sponsors nor the Trustee shall be liable in any way for any default, failure or defect in any Security.

         The following paragraphs discuss the characteristics of the Bonds in the Trust and of certain types of issuers of the Bonds in the Trust. See "Special Factors Concerning the Portfolio" in Part I of this Prospectus. These paragraphs discuss, among other things, certain circumstances which may adversely affect the ability of such issuers to make payments of principal of and interest on Bonds held in the portfolio of the Trust or which may adversely affect the ratings of such Bonds. Because of the insurance obtained by the Sponsors or by the issuers, however, such changes should not adversely affect the Trust's ultimate receipt of principal and interest, the Standard & Poor's or Moody's ratings of the Bonds in the portfolio, or the Standard & Poor's rating of the Units of the Trust. An investment in Units of the Trust should be made with an understanding of the risks that such an investment may entail, certain of which are described below. Unit holders may obtain additional information concerning a particular Bond by requesting an official statement from the issuer of such Bond.

General Obligation Bonds

         General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of state constitutions or laws, and an entity's credit will depend on many factors, including potential erosion of the tax base due to population declines, natural disasters, declines in the state's industrial base or inability to attract new industries; economic limits on the ability to tax without eroding the tax base; state legislative proposals or voter initiatives to limit ad valorem real property taxes; and the extent to which the entity relies on Federal or state aid, access to capital markets or other factors beyond the state or entity's control.

Appropriations Bonds

         Many state or local governmental entities enter into lease purchase obligations as a means for financing the acquisition of capital projects (e.g., buildings or equipment, among other things). Such obligations are often made subject to annual appropriations. Certain Series of the Trust may contain Bonds in the portfolio that are, in whole or in part, subject to and dependent upon (1) the governmental entity making appropriations from time to time or
(2) the continued existence of special temporary taxes which require legislative action for their reimposition. The availability of any appropriation is subject to the willingness of the governmental entity to continue to make such special appropriations or to reimpose such special taxes. The obligation to make lease payments exists only to the extent of the monies available to the governmental entity therefor, and no liability is incurred by the governmental entity beyond the monies so appropriated. Subject to the foregoing, once an annual appropriation is made, the governmental entity's obligation to make lease rental payments is absolute and

                                    - 15 -
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unconditional without setoff or counterclaim, regardless of contingencies, whether or not a given project is completed or used by the governmental entity and notwithstanding any circumstances or occurrences which might arise. In the event of non-appropriation, certificate holders' or bondowners' sole remedy (absent credit enhancement) generally is limited to repossession of the collateral for resale or releasing, and the obligation of the governmental lessee is not backed by a pledge of the general credit of the governmental lessee. In the event of non-appropriation, the Sponsors may instruct the Trustee to sell such Bonds.

         Moral Obligation Bonds. Certain Series of the Trust may contain Bonds in the portfolio that are secured by pledged revenues and additionally by the so-called "moral obligation" of the State or a local governmental body. Should the pledged revenues prove insufficient, the payment of such Bonds is not a legal obligation of the State or local government, and is subject to its willingness to appropriate funds therefor.

Revenue Bonds

         Mortgage Revenue Bonds. Certain Bonds may be "mortgage revenue bonds". Under the Internal Revenue Code of 1986, as amended (the "Code") (and under similar provisions of the prior tax law), "mortgage revenue bonds" are obligations the proceeds of which are used to finance owner-occupied residences under programs which meet numerous statutory requirements relating to residency, ownership, purchase price and target area requirements, ceiling amounts for state and local issuers, arbitrage restrictions, and certain information reporting, certification, and public hearing requirements. There can be no assurance that additional federal legislation will not be introduced or that existing legislation will not be further amended, revised, or enacted after delivery of these Bonds or that certain required future actions will be taken by the issuing governmental authorities, which action or failure to act could cause interest on the Bonds to be subject to federal income tax. If any portion of the Bond proceeds is not committed for the purpose of the issue, Bonds in such amount could be subject to earlier mandatory redemption at par, including issues of Zero Coupon Bonds (see "Original Issue Discount and Zero Coupon Bonds").

         Housing Bonds. Some of the aggregate principal amount of Bonds may consist of obligations of state and local housing authorities whose revenues are primarily derived from mortgage loans to housing projects for low to moderate income families. Since such obligations are not general obligations of a particular state or municipality and are generally payable primarily or solely from rents and other fees, adverse economic developments including failure or inability to increase rentals, fluctuations of interest rates and increasing construction and operating costs may reduce revenues available to pay existing obligations.

         The housing bonds in the Trust, despite their optional redemption provisions which generally do not take effect until ten years after the original issuance dates of such Bonds (often referred to as "ten year call protection"), do contain provisions which require the issuer to redeem such obligations at par from unused proceeds of the issue within a stated period. In recent periods of declining interest rates there have been increased redemptions of housing bonds pursuant to such redemption provisions. In addition, the housing bonds in the Trust are also subject to mandatory redemption in part at par at any time that voluntary or involuntary prepayments of principal on the underlying mortgages are made to the trustee for such Bonds or that the mortgages are sold by the bond issuer. Prepayments of principal tend to be greater in periods of declining interest rates; it is possible that such prepayments could be sufficient to cause a housing bond to be redeemed substantially prior to its stated maturity date, earliest call date or sinking fund redemption date.

                                    - 16 -
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         Public Power Revenue Bonds. General problems of the electric utility industry include difficulty in financing large construction programs during an inflationary period; restrictions on operations and increased costs and delays attributable to environmental considerations; the difficulty of the capital markets in absorbing utility debt and equity securities; the availability of fuel for electric generation at reasonable prices, including among other considerations the potential rise in fuel costs and the costs associated with conversion to alternate fuel sources such as coal; technical cost factors and other problems associated with construction, licensing, regulation and operation of nuclear facilities for electric generation, including among other considerations the problems associated with the use of radioactive materials and the disposal of radioactive waste; and the effects of energy conservation. Certain Bonds may have been issued in connection with the financing of nuclear generating facilities. In view of recent developments in connection with such facilities, legislative and administrative actions have been taken and proposed relating to the development and operation of nuclear generating facilities. The Sponsors are unable to predict whether any such actions or whether any such proposals or litigation, if enacted or instituted, will have an adverse impact on the revenues available to pay the debt service on the Bonds in the portfolio issued to finance such nuclear projects.

         Each of the problems referred to above could adversely affect the ability of the issuers of public power revenue bonds to make payments of principal of and/or interest on such bonds. Certain municipal utilities or agencies may have entered into contractual arrangements with investor-owned utilities and large industrial users and consequently may be dependent in varying degrees on the performance of such contracts for payment of bond debt service.

         Health Care Revenue Bonds. Some of the aggregate principal amount of Bonds may consist of hospital revenue bonds. Ratings of hospital bonds are often initially based on feasibility studies which contain projections of occupancy levels, revenues and expenses. Actual experience may vary considerably from such projections. A hospital's gross receipts and net income will be affected by future events and conditions including, among other things, demand for hospital services and the ability of the hospital to provide them, physicians' confidence in hospital management capability, economic developments in the service area, competition, actions by insurers and governmental agencies and the increased cost and possible unavailability of malpractice insurance. Additionally, a major portion of hospital revenue typically is derived from federal or state programs such as Medicare and Medicaid which have been revised substantially in recent years and which are undergoing further review at the state and federal level.

         Proposals for significant changes in the health care system and the present programs for third party payment of health care costs are under consideration in Congress and many states. Future legislation or changes in the areas noted above, among other things, would affect all hospitals to varying degrees and, accordingly, any adverse change in these areas may affect the ability of such issuers to make payment of principal and interest on such bonds.

         Higher Education Revenue Bonds. Higher education revenue bonds include debt of state and private colleges, universities and systems, and parental and student loan obligations. The ability of universities and colleges to meet their obligations is dependent upon various factors, including the revenues, costs and enrollment levels of the institutions. In addition, their ability may be affected by declines in Federal, state and alumni financial support, fluctuations in interest rates and construction costs, increased maintenance and energy costs, failure or inability to raise tuition or room charges and adverse results of endowment fund investments.

                                    - 17 -
319624.1

         Pollution Control Facility Revenue Bonds. Bonds in the pollution control facilities category include securities issued on behalf of a private corporation,* including utilities, to provide facilities for the treatment of air, water and solid waste pollution. Repayment of these bonds is dependent upon income from the specific pollution control facility and/or the financial condition of the project corporation. See also "Private Activity Bonds."

         Other Utility Revenue Bonds. Bonds in this category include securities issued to finance natural gas supply, distribution and transmission facilities, public water supply, treatment and distribution facilities, and sewage collection, treatment and disposal facilities. Repayment of these bonds is dependent primarily on revenues derived from the billing of residential, commercial and industrial customers for utility services, as well as, in some instances, connection fees and hook-up charges. Such utility revenue bonds may be adversely affected by the lack of availability of Federal and state grants and by decisions of Federal and state regulatory bodies and courts.

         Solid Waste and Resource Recovery Revenue Bonds. Bonds in this category include securities issued to finance facilities for removal and disposal of solid municipal waste. Repayment of these bonds is dependent on factors which may include revenues from appropriations from a governmental entity, the financial condition of the private project corporation and revenues derived from the collection of charges for disposal of solid waste. Repayment of resource recovery bonds may also be dependent to various degrees on revenues from the sale of electric energy or steam. Bonds in this category may be subject to mandatory redemption in the event of project non-completion, if the project is rendered uneconomical or if it is considered an environmental hazard.

         Transportation Revenue Bonds. Bonds in this category include bonds issued for airport facilities, bridges, turnpikes, port authorities, railroad systems or mass transit systems. Generally, airport facility revenue bonds are payable from and secured by the revenues derived from the ownership and operation of a particular airport. Payment on other transportation bonds is often dependent primarily or solely on revenues from financed facilities, including user fees, charges, tolls and rents. Such revenues may be adversely affected by increased construction and maintenance costs or taxes, decreased use, competition from alternative facilities, scarcity of fuel, reduction or loss of rents or the impact of environmental considerations. Other transportation bonds may be dependent primarily or solely on Federal, state or local assistance including motor fuel and motor vehicle taxes, fees and licenses and, therefore, may be subject to fluctuations in such assistance.

         Private Activity Bonds. The portfolio of the Trust may contain other Bonds that are "private activity bonds" (often called industrial revenue bonds ("IRBs") if issued prior to 1987), which would be primarily of two types: (1) Bonds for a publicly owned facility that a private entity may have a right to use or manage to some degree, such as an airport, seaport facility or water system and (2) Bonds for facilities deemed owned or beneficially owned by a private entity but which were financed with tax-exempt bonds of a public issuer, such as a manufacturing facility or a pollution control facility. In the case of the first type, bonds are generally payable from a designated source of revenues derived from the facility and may further receive the benefit of the legal or moral obligation of one or more political subdivisions or taxing jurisdictions. In most cases of project financing of the first type, receipts or revenues of the Issuer are derived from the


----------------
* For the purposes of the description of users of facilities, all references to "corporations" shall be deemed to include any other nongovernmental person or entity.

                                    - 18 -
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project or the operator or from the unexpended proceeds of the bonds. Such revenues include user fees, service charges, rental and lease payments, and mortgage and other loan payments.

         The second type of issue will generally finance projects which are owned by or for the benefit of, and are operated by, corporate entities. Ordinarily, such private activity bonds are not general obligations of governmental entities and are not backed by the taxing power of such entities, and are solely dependent upon the creditworthiness of the corporate user of the project or corporate guarantor.

         The private activity bonds in the Trust have generally been issued under bond resolutions, agreements or trust indentures pursuant to which the revenues and receipts payable under the issuer's arrangements with the users or the corporate operator of a particular project have been assigned and pledged to the holders of the private activity bonds. In certain cases a mortgage on the underlying project has been assigned to the holders of the private activity bonds or a trustee as additional security. In addition, private activity bonds are frequently directly guaranteed by the corporate operator of the project or by another affiliated company.

         Special Tax Revenue Bonds. Bonds in this category are bonds secured primarily or solely by receipt of certain state or local taxes, including sales and use taxes or excise taxes. Consequently, such bonds may be subject to fluctuations in the collection of such taxes. Such bonds do not include tax increment bonds or special assessment bonds.

         Other Revenue Bonds. Certain Series of the Trust may also contain revenue bonds which are payable from and secured primarily or solely by revenues from the ownership and operation of particular facilities, such as correctional facilities, parking facilities, convention centers, arenas, museums and other facilities owned or used by a charitable entity. Payment on bonds related to such facilities is, therefore, primarily or solely dependent on revenues from such projects, including user fees, charges and rents. Such revenues may be affected adversely by increased construction and maintenance costs or taxes, decreased use, competition from alternative facilities, reduction or loss of rents or the impact of environmental considerations.

         Certain Series of the Trust may also contain bonds that are secured by direct obligations of the U.S. Government or, in some cases, obligations guaranteed by the U.S. Government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. In a few isolated instances to date, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

Puerto Rico Bonds


         Certain of the Bonds in the Trust may be general obligations and/or revenue bonds of issuers located in Puerto Rico which will be affected by general economic conditions in Puerto Rico. The economy of Puerto Rico is closely integrated with that of the mainland United States. During fiscal year 1994, approximately 87% of Puerto Rico's exports were to the United States mainland, which was also the source of 69% of Puerto Rico's imports. In fiscal 1994, Puerto Rico experienced a $4.3 billion positive adjusted trade balance. The economy of Puerto Rico is dominated by the manufacturing and service sectors. The manufacturing sector has experienced a basic change over the years as a result of increased emphasis on higher wage, high technology industries such as pharmaceuticals, electronics, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The service sector, including finance, insurance and real estate, also plays a major role in the economy. It ranks second only to

                                    - 19 -
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manufacturing in contribution to the gross domestic product and leads all sectors in providing employment. In recent years, the service sector has experienced significant growth in response to and paralleling the expansion of the manufacturing sector. Since fiscal 1985, personal income, both aggregate and per capita, has increased consistently in each fiscal year. In fiscal 1994, aggregate personal income was $25.7 billion ($21.6 billion in 1987 prices) and personal income per capita was $7,047 ($5,902 in 1987 prices). Personal income includes transfer payments to individuals in Puerto Rico under various social programs. Total federal payments to Puerto Rico, which include many types in addition to federal transfer payments, are lower on a per capita basis in Puerto Rico than in any state. Transfer payments to individuals in fiscal 1994 were $5.7 billion, of which $3.9 billion, or 68.9%, represent entitlement to individuals who had previously performed services or made contributions under programs such as Social Security, veterans benefits and Medicare. The number of persons employed in Puerto Rico during fiscal 1994 averaged 1,011,000. Unemployment, although at a low level compared to the late 1970s, remains above the average for the United States. At fiscal year end June 30, 1994, the unemployment rate in Puerto Rico was 16.0%. Puerto Rico's decade-long economic expansion continued throughout the five-year period from fiscal 1990 through fiscal 1994. Almost every sector of its economy was affected and record levels of employment were achieved. Factors behind this expansion include Commonwealth sponsored economic development programs, the relatively stable prices of oil imports, the continued growth of the United States economy, periodic declines in exchange value of the United States dollar and the relatively low cost of borrowing during the period. The Puerto Rico Planning Board's most recent Gross Product forecast for fiscal 1995 and fiscal 1996, made in February 1995, shows increases of 2.9% and 2.7%, respectively. The Planning Board's economic activity index, a composite index for thirteen economic indicators, increased 2.7% for the first seven months of fiscal 1995 compared to the same period of fiscal 1994, which period showed an increase of 1.3% over the same period of fiscal 1993. Growth in the Puerto Rico economy in fiscal 1996 depends on several factors, including the state of the United States economy and the relative stability in the price of oil imports, the exchange value of the U.S. dollar and the cost of borrowing.

Original Issue Discount Bonds and Zero Coupon Bonds

         Certain Series of the Trust may contain original issue discount bonds and/or zero coupon bonds. Original issue discount bonds are bonds that were originally issued at less than the market interest rate. Zero coupon bonds are original issue discount bonds that do not provide for the payment of current interest. For Federal income tax purposes, original issue discount on such bonds must be amortized over the term of such bonds. On sale or redemption, the excess of (1) the amount realized (other than amounts treated as tax-exempt income as described below), over (2) the tax basis of such bonds (properly adjusted, in the circumstances described below, for amortization of original issue discount) will be treated as taxable income or loss. See "The Trust--Tax Status." The Code requires holders of tax-exempt obligations issued with original issue discount, such as the Trust, to accrue tax-exempt original issue discount by using the constant interest method provided for the holders of taxable obligations. In addition, the Code provides that the basis of a tax-exempt obligation is increased by the amount of accrued tax-exempt original issue discount. These provisions are applicable to obligations issued after September 3, 1982 and acquired after March 1, 1984. The Trust's tax basis in a Bond is increased by any accrued original issue discount as is a Unit holder's tax basis in his Units. For Bonds issued after June 9, 1980 that are redeemed prior to maturity, the difference between the Trust's basis, as adjusted, and the amount received will be taxable gain or loss to the Unit holders. All or a portion of any such gain may be taxable as ordinary income.

         There can be no assurance that additional Federal legislation will not be enacted or that existing legislation will not be amended hereafter with

                                    - 20 -
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the effect that interest on bonds becomes subject to Federal income taxation. If the interest on the Bonds should ultimately be deemed to be taxable, the Sponsors may instruct the Trustee to sell them, and, since they would be sold as taxable securities, it is expected that they would have to be sold at a substantial discount from current market prices.

Bonds Subject to Sinking Fund Provisions

         Most of the Bonds in the Trust are subject to redemption prior to their stated maturity date pursuant to sinking fund or call provisions. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. Sinking fund provisions are designed to redeem a significant portion of an issue gradually over the life of the issue. Obligations to be redeemed are generally chosen by lot. A callable debt obligation is one which is subject to redemption prior to maturity at the option of the issuer. To the extent that obligations in the Trust have a bid site valuation higher than their par value, redemption of such obligations at par would result in a loss of capital to a purchaser of Units at the public offering price. The estimated current return of the Units might also be adversely affected if the return on the retired Bonds is greater than the average return on the Bonds in the Trust. In general, call provisions are more likely to be exercised when the offering side valuation is at a premium over par than when it is at a discount from par. See "Special Factors Concerning the Portfolio" in Part I of this Prospectus for information for the number of bonds in the Portfolio that are original issue discount and zero coupon bonds and "Portfolio Information" in Part I of this Prospectus for a breakdown of the percentage of Bonds in the Trust with offering side valuations at a premium, discount or at par. See also "Estimated Current Return and Estimated Long Term Return". The portfolio and "Summary of Essential Financial Information" in Part I of this Prospectus contain a listing of the sinking fund and call provisions, if any, with respect to each of the Bonds therein.

Other Matters

         An amendment to the Federal Bankruptcy Act relating to the adjustment of indebtedness owed by any political subdivision or public agency or instrumentality of any state, including municipalities, became effective in 1979. Among other things, this amendment facilitates the use of proceedings under the Federal Bankruptcy Act by any such entity to restructure or otherwise alter the terms of its obligations, including those of the type comprising the Trust's portfolio. The Sponsors are unable to predict what effect, if any, this legislation will have on the Trust.

         To the best knowledge of the Sponsors, there is no litigation pending as of the date hereof in respect of any Securities which might reasonably be expected to have a material adverse effect on the Trust, unless otherwise stated in Part I of this Prospectus. At any time, however, litigation may be initiated on a variety of grounds with respect to Securities in the Trust. Such litigation as, for example, suits challenging the issuance of pollution control revenue bonds under recently enacted environmental protection statutes, may affect the validity of such Securities or the tax-free nature of the interest thereon. While the outcome of such litigation can never be entirely predicted with certainty, bond counsel have given opinions to the issuing authorities of each Bond on the date of issuance to the effect that such Securities have been validly issued and that the interest thereon is exempt from regular Federal income tax. In addition, other litigation or other factors may arise from time to time which potentially may impair the ability of issuers to meet obligations undertaken with respect to Securities.


                                    - 21 -
319624.1

PUBLIC OFFERING

Offering Price

         The Public Offering Price of the Units is based on the aggregate bid price of the Bonds in the Trust (as determined by the Evaluator) plus a sales charge determined in accordance with the schedule set forth below, which is based upon the maturities of each Bond in the Trust. The Sponsors have implemented this variable format as a more equitable method of assessing the sales charge for secondary market purchases. For the purpose of computing the sales charge, Bonds are deemed to mature on their expressed maturity dates, unless the Evaluator evaluates the price of the Bonds to a different date, such as a call date or a mandatory tender date, in which case the maturity will be deemed to be such other date. This method of computing the sales charge will apply different sales charge rates to each Bond in the Trust depending on the maturity of each Bond in accordance with the following schedule:

                                            Secondary Market Period
                                                  Sales Charge

                                                               Percentage
                                      Percentage of              of Net
Years to Maturity Per Bond        Public Offering Price      Amount Invested
--------------------------        ---------------------      ---------------


   0 Months to 2 Years                     1.0%                   1.010%
   2 but less than 3                       2.0%                   2.091%
   3 but less than 4                       3.0%                   3.093%
   4 but less than 8                       4.0%                   4.167%
   8 but less than 12                      5.0%                   5.363%
   12 but less than 15                     5.5%                   5.820%
   15 or more                              5.9%                   6.270%



         A minimum sales charge of 1.0% of the Public Offering Price is applied to all secondary market unit purchases. There is no reduction of the sales charge for volume purchases in secondary market transactions.

         A proportionate share of accrued and undistributed interest on the Securities at the date of delivery of the Units to the purchaser is also added to the Public Offering Price.

         Unless Securities are in default in payment of principal or interest or in significant risk of such default, the Evaluator will not attribute any value to the Units due to the insurance obtained by the Trust. See also "Rights of Unit Holders--Certificates" and "Rights of Unit Holders--Redemption" for information relating to redemption of Units. The Evaluator will consider in its evaluation of Defaulted Bonds which are covered by insurance obtained by the Trust the value of the insurance guaranteeing interest and principal payments as well as the market value of the Securities and the market value of similar securities of issuers whose securities, if identifiable, carry identical interest rates and maturities and are of creditworthiness comparable to the issuer prior to the default or risk of default. If such other securities are not identifiable, the Evaluator will compare prices of securities with substantially identical interest rates and maturities and of a creditworthiness of minimum investment grade. As to Series 18 and subsequent Series, the value of the insurance will be equal to the difference between (i) the market value of Defaulted Bonds assuming the exercise of the right to obtain Permanent Insurance (less the insurance premium attributable to the purchase of Permanent Insurance and the related custodial fee) and (ii) the market value of such Defaulted Bonds not covered by Permanent Insurance. In any case the Evaluator will consider the ability of the Insurer to meet its commitments under the Trust's insurance policy and,

                                    - 22 -
319624.1
in the case of Series 18 and subsequent Series, MBIA's or MBIAC's commitment to issue Permanent Insurance. For a description of the circumstances under which a full or partial suspension of the right of Unit holders to redeem their Units may occur, see "Rights of Unit Holders--Redemption."

         It is the present intention of the Trustee (and, in the case of Series 18 and subsequent Series, assuming the Trustee does not exercise the right to obtain Permanent Insurance on any Defaulted Bonds), so long as the Trust contains either some Bonds not in default or any Pre-insured Bonds, not to sell Defaulted Bonds to effect redemptions or for any other reason but rather to retain them in the portfolio BECAUSE VALUE ATTRIBUTABLE TO THE INSURANCE OBTAINED BY THE TRUST CANNOT BE REALIZED UPON SALE. Insurance obtained by the issuer of a Pre-insured Bond, or by some other party, is effective so long as such Pre-insured Bond is outstanding and the insurer of such Bond continues to fulfill its obligations. Therefore, any such insurance may be considered to represent an element of market value in regard to the Pre-insured Bond, but the exact effect, if any, of this insurance on such market value cannot be predicted. Regardless of whether the insurer of a Pre-insured Bond continues to fulfill its obligations, however, such Bond will in any case continue to be insured under the policy obtained by the Trust from the Insurer as long as the Bond is held in the Trust.

         Certain commercial banks are making Units of the Trust available to their customers on an agency basis. A portion of the sales charge discussed above is retained by or remitted to the banks. Under the Glass- Steagall Act, banks are prohibited from underwriting Trust Units; however, the Glass-Steagall Act does permit certain agency transactions, and banking regulators have not indicated that these particular agency transactions are not permitted under such Act.

Market for Units

         Although they are not obligated to do so, the Sponsors have maintained and intend to continue to maintain a market for the Units and to continuously offer to purchase Units at prices based on the aggregate bid price of the Securities. The Sponsors' Repurchase Price shall be not less than the Redemption Price plus accrued interest through the expected date of settlement. See "Rights of Unit Holders--Redemption--Computation of Redemption Price per Unit." There is no sales charge incurred when a Unit holder sells Units back to the Sponsors. Any Units repurchased by the Sponsors may be reoffered to the public by the Sponsors at the Public Offering Price at the time, plus accrued interest.

         If the supply of Units of any Series exceeds demand, or for some other business reason, the Sponsors may discontinue purchases of Units of such Series at prices based on the aggregate bid price of the Securities. The Sponsors do not in any way guarantee the enforceability, marketability or price of any Security in the portfolio or of the Units of the Trust. In the event that a market is not maintained for the Units, a Unit holder desiring to dispose of his Units may be able to do so only by tendering such Units to the Trustee for redemption at the Redemption Price, which is based upon the aggregate bid price of the underlying Securities. The aggregate bid price of the Securities in the Trust may be expected to be less than the aggregate offering price. If a Unit holder wishes to dispose of his Units, he should inquire of the Sponsors as to current market prices prior to making a tender for redemption to the Trustee. See "Rights of Unit Holders--Redemption" and "Sponsors."

         Employees (and their immediate families) of the Sponsors may, pursuant to employee benefit arrangements, purchase Units of the Trust at a price equal to the bid side evaluation of the underlying securities in the Trust, divided by the number of Units outstanding. Such arrangements result

                                    - 23 -
319624.1
in less selling effort and selling expenses than sales to employee groups of other companies. Resales or transfers of Units purchased under the employee benefit arrangements may only be made through the Sponsors' secondary market, so long as it is being maintained.

Distribution of Units

         The Sponsors are the sole underwriters of the Units. It is the Sponsors' intention to effect a public distribution of the Units solely through their own organizations. Units may, however, be sold to dealers who are members of the National Association of Securities Dealers, Inc. at a discount. Such discount is subject to change from time to time by the Agent for the Sponsors. Sales will be made only with respect to whole Units, and the Sponsors reserve the right to reject, in whole or in part, any order for the purchase of Units. It is the Sponsors' intention to continue to qualify Units of the Trust for sale where such qualification is necessary. In maintaining a market for the Units (see "Public Offering--Market for Units"), the Sponsors will realize profits or sustain losses in the amount of any difference between the price at which they buy Units and the price at which they resell such Units (the Public Offering Price described in the currently effective Prospectus which includes the sales charge set forth in Part I of this Prospectus under "Summary of Essential Financial Information") or the price at which they may redeem such Units (based upon the aggregate bid side evaluation of the Securities), as the case may be, and to the extent that they earn sales charges on resales.

ESTIMATED CURRENT RETURN AND ESTIMATED LONG-TERM RETURN TO UNIT HOLDERS

         Units of the Trust are offered on a "dollar price" basis. In contrast, tax-exempt bonds customarily are offered on a "yield price" basis. Therefore, the rate of return on each Unit is measured in terms of both Estimated Current Return and Estimated Long-Term Return. Estimated Current Return based on the Public Offering Price per Unit and Estimated Long-Term Return per Unit and information regarding estimated monthly and semi-annual distributions of interest to Unit holders are set forth under "Summary of Essential Financial Information" in Part I of this Prospectus.

         Estimated Current Return is computed by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price. Estimated Net Interest Income per Unit will vary with changes in fees and expenses of the Trustee and the Evaluator and with principal prepayment, redemption, maturity, exchange or sale of Bonds. The Public Offering Price per Unit will vary with changes in the offering price of the Bonds. Estimated Current Return takes into account only the interest payable on the Bonds and does not involve a computation of yield to maturity or to an earlier redemption date nor does it reflect any amortization of premium or discount from par value in the Bond's purchase price. Moreover, because interest rates on bonds purchased at a premium are generally higher than current interest rates on newly issued bonds of a similar type with comparable ratings, the Estimated Current Return per Unit may be affected adversely if such Bonds are redeemed prior to their maturity. Therefore, there is no assurance that the Estimated Current Return as set forth under "Summary of Essential Financial Information" in Part I of this Prospectus will be realized in the future.

         Estimated Long-Term Return is calculated using a formula that (i) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (taking into account the amortization of premiums and the accretion of discounts) and estimated retirements of all the Bonds in the portfolio and (ii) takes into account the expenses and sales charge associated with each Unit of the Trust. The Estimated Long-Term Return assumes that each Bond is retired on its pricing life date (i.e., that date which produces the lowest dollar price when yield price calculations are done

                                    - 24 -
319624.1
for each optional call date and the maturity date of a callable security). If the Bond is retired on any optional call or maturity date other than the pricing life date, the yield to the holder of that Bond will be greater than the initial quoted yield. Since the market values and estimated retirements of the Bonds, the expenses of the Trust and the Net Annual Interest Income and Public Offering Price per Unit may change, there is no assurance that the Estimated Long-Term Return as set forth under "Summary of Essential Financial Information" in Part I of this Prospectus will be realized in the future.

INSURANCE ON THE BONDS

         Insurance guaranteeing the timely payment, when due, of all principal and interest on the Bonds in the Trust has been obtained from the Insurer by the Trust. The Insurer has issued a policy of insurance covering each of the Bonds in the Trust, including Pre-insured Bonds. As to each Trust, the Insurer shall not have any liability under the policy with respect to any Bonds which do not constitute part of the Trust. In determining to insure the Bonds, the Insurer has applied its own respective standards which generally correspond to the standards it has established for determining the insurability of new issues of municipal bonds.

         By the terms of its policy, the Insurer unconditionally guarantees to the Trust the payment, when due, required of the issuer of the Bonds of an amount equal to the principal of (either at the stated maturity or by any advancement of maturity pursuant to a mandatory sinking fund payment) and interest on the Bonds as such payments shall become due but not paid. Except as provided below with respect to small issue industrial development Bonds and pollution control revenue Bonds, in the event of any acceleration of the due date of principal by reason of mandatory or optional redemption (other than mandatory sinking fund redemption), default or otherwise, the payments guaranteed will be made in such amounts and at such times as would have been due had there not been an acceleration. The Insurer will be responsible for such payments less any amounts received by the Trust from any trustee for the Bond issuers or from any other source. The policy issued by the Insurer does not guarantee payment on an accelerated basis, the payment of any redemption premium or the value of the Units. The MBIA and MBIAC policies also do not insure against nonpayment of principal of or interest on the Bonds resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for the Bonds. With respect to small issue industrial development Bonds and pollution control revenue Bonds in Series 9 through Series 30 and Series 31 and subsequent Series, however, MBIA and MBIAC, respectively, guarantee the full and complete payments required to be made by or on behalf of an issuer of such Bonds if there occurs pursuant to the terms of the Bonds an event which results in the loss of the tax-exempt status of interest on such Bonds, including principal, interest or premium payments payable thereon, if any, as and when required to be made by or on behalf of the issuer pursuant to the terms of such Bonds. No assurance can be given that the policy issued by the Insurer would insure the payment of principal or interest on Bonds which is not required to be paid by the issuer thereof because the Bonds were not validly issued. At the respective times of issuance of the Bonds, opinions relating to the validity thereof were rendered by bond counsel to the respective issuing authorities.

         The insurance policy relating to the Trust is non-cancellable and will continue in force so long as the Trust is in existence and the Securities described in the policy continue to be held in and owned by the Trust. Failure to pay premiums on the policy obtained by the Trust will not result in the cancellation of insurance but will force the Insurer to take action against the Trustee to recover premium payments due it. The Trustee in turn will be entitled to recover such payments from the Trust.


                                    - 25 -
319624.1

         The policy issued by the Insurer shall terminate as to any Bond which has been redeemed from or sold by the Trustee on the date of such redemption or on the settlement date of such sale, and the Insurer shall not have any liability under the policy as to any such Bond thereafter. If the date of such redemption or the settlement date of such sale occurs between a record date and a date of payment of any such Bonds, any MBIA or MBIAC policy will terminate as to such Bond on the business day next succeeding such date of payment. The termination of a MBIA or MBIAC policy as to any Bond shall not affect MBIA's or MBIAC's obligations regarding any other Bond in such Trust or any other Trust which has obtained a MBIA or MBIAC insurance policy. The policy issued by the Insurer will terminate as to all Bonds on the date on which the last of the Bonds matures, is redeemed or is sold by the Trust.

         In the case of Series 18 through 30 and Series 31 and subsequent Series, pursuant to irrevocable commitments of MBIA and MBIAC, respectively, the Trustee upon the sale of a Bond in the Trust has the right to obtain permanent insurance with respect to such Bond (i.e., insurance to maturity of the Bonds) (the "Permanent Insurance") upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Bond. Accordingly, any Bond in such Series of the Trust is eligible to be sold on an insured basis. It is expected that the Trustee will exercise the right to obtain Permanent Insurance for a Bond in the Trust upon instruction from the Sponsors only if upon such exercise the Trust would receive net proceeds (sale of Bond proceeds less the insurance premium attributable to the Permanent Insurance and the related custodial fee) from such sale in excess of the sale proceeds if such Bond was sold on an uninsured basis.

         The Permanent Insurance premium with respect to each Bond is determined based upon the insurability of each Bond as of the Date of Deposit and will not be increased or decreased for any change in the creditworthiness of such Bond unless such Bond is in default as to payment of principal and/or interest. In such event, the Permanent Insurance premium shall be subject to an increase predetermined at the Date of Deposit and payable from the proceeds of the sale of such Bond.

         Except as indicated below, insurance obtained by the Trust has no effect on the price or redemption value of Units thereof. It is the present intention of the Evaluator to attribute a value to the insurance obtained by the Trust (including, as to Series 18 and subsequent Series, the right to obtain Permanent Insurance) for the purpose of computing the price or redemption value of Units thereof only if the Bonds covered by such insurance are in default in payment of principal or interest or, in the Sponsors' opinion, in significant risk of such default ("Defaulted Bonds"). The value of the insurance will be equal to the difference between (1) the market value of a Defaulted Bond insured by the Trust (as to Series 18 and subsequent Series, the market value of a Defaulted Bond assuming the exercise of the right to obtain Permanent Insurance less the insurance premium attributable to the purchase of Permanent Insurance and the related custodial fee) and (2) the market value of similar securities not in default or significant risk thereof (as to Series 18 and subsequent Series, the market value of such Defaulted Bonds not covered by Permanent Insurance). Insurance obtained by the issuer of a Bond or by parties other than the Trust is effective so long as such Pre-insured Bond is outstanding and the insurer of such Pre-insured Bond continues to fulfill its obligations.

         Regardless of whether the insurer of a Pre-insured Bond continues to fulfill its obligations, however, such Bond will continue to be insured under the policy obtained by the Trust from MBIA or MBIAC as long as the Bond is held in the Trust. Insurance obtained by the issuer of a Bond or by other parties may be considered to represent an element of market value in regard to the Bonds thus insured, but the exact effect, if any, of this insurance on such market value cannot be predicted.

                                    - 26 -
319624.1

         In the event that interest on or principal of a Bond is due for payment but is unpaid by reason of nonpayment by the issuer thereof, the Insurer will make payments to its fiscal agent, as identified in the insurance policy (the "Fiscal Agent"), equal to such unpaid amounts of principal and interest not later than one business day after the Insurer has been notified by the Trustee that such nonpayment has occurred (but not earlier than the date such payment is due). The Fiscal Agent will disburse to the Trustee the amount of principal and interest which is then due for payment but is unpaid upon receipt by the Fiscal Agent of (1) evidence of the Trust's right to receive payment of such principal and interest and (2) evidence, including any appropriate instruments of assignment, that all of the rights to payment of such principal or interest then due for payment shall thereupon vest in the Insurer. Upon payment by the Insurer of any principal or interest payments with respect to any Bonds, the Insurer shall succeed to the rights of the owner of such Bonds with respect to such payment.



         Each insurance company constituting MBIA will be severally and not jointly obligated under any MBIA policy obtained by the Trust in the following respective percentages: The Aetna Casualty and Surety Company, 33%; Fireman's Fund Insurance Company, 30%; The Travelers Indemnity Company, 15%; Aetna Insurance Company*, 12%; and The Continental Insurance Company, 10%. As a several obligor, each such insurance company will be obligated only to the extent of its percentage of any claim under the MBIA policy and will not be obligated to pay any unpaid obligations of any other member of MBIA. Each insurance company's participation is backed by all of its assets. Each insurance company is, however, a multiline insurer involved in several lines of insurance other than municipal bond insurance, and the assets of each insurance company will also secure all of its other insurance policy and surety bond obligations.


         MBIAC is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company. MBIAC is a separate and distinct entity from MBIA Inc. MBIAC has no liability to the bondholders for the obligations of MBIA under any policy of insurance. Neither MBIA Inc. nor its shareholders are obligated to pay the debts of or claims against MBIAC. MBIAC is a limited liability corporation rather than a several liability association. MBIAC is domiciled in the State of New York and licensed to do business in all 50 states, the District of Columbia, the Commonwealth of Puerto Rico. the Commonwealth of the Northern Mariana Islands, the Virgin Islands of the United States and the Territory of Guam. The Insurer has one European branch in the Republic of France.

         As of September 30, 1995, MBIAC had admitted assets of $3.7 billion (unaudited), total liabilities of $2.5 billion (unaudited), and total capital and surplus of $1.2 billion (unaudited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. As of December 31, 1994, MBIAC had admitted assets of $3.4 billion (audited), total liabilities of $2.3 billion (audited), and total capital and surplus of $1.1 billion (audited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. All information regarding the Insurer, a wholly owned subsidiary of MBIA Inc., including the financial statements of the Insurer for the year ended December 31, 1994, prepared in accordance with generally accepted accounting principles, included in the Annual Report on Form 10-K of MBIA Inc. for the year ended December 31, 1994 is hereby incorporated by reference into this Official Statement and shall be deemed to be a part hereof. Any statement contained in a document incorporated by reference herein shall be modified or superseded for purposes of this Official Statement to the extent that a statement contained herein or in any other subsequent filed document


--------------
*   Now known as Cigna Property and Casualty Company.


                                    - 27 -
319624.1
which also is incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Official Statement.


         No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the date thereof. The Sponsors are not aware that the information herein is inaccurate or incomplete as of the date hereof.


         The contract of insurance relating to the Trust and the negotiations in respect thereof (and, in the case of Series 18 and subsequent Series, certain agreements relating to Permanent Insurance) represent the only significant relationship between the Insurer and the Trust. Otherwise, neither the Insurer nor any associate thereof has any material business relationship, direct or indirect, with the Trust or the Sponsors, except that the Sponsors may from time to time in the normal course of their business participate as underwriters or as managers or as members of underwriting syndicates in the distribution of new issues of municipal bonds for which a policy of insurance guaranteeing the payment of interest and principal has been obtained from the Insurer, and except that James A. Lebenthal, Chairman of the Board of Directors of Lebenthal & Co., Inc., is a director of MBIA Inc. Although all issues contained in the portfolio of the Trust are individually insured, neither the Trust, the Units nor the portfolio is insured directly or indirectly by the Insurer.

         A purpose of the insurance on the Bonds in the portfolio obtained by the Trust is to obtain a higher yield on the Trust portfolio than would be available if all the Securities in such portfolio had Standard & Poor's "AAA" rating and/or Moody's "Aaa" rating but were uninsured and yet at the same time to have the protection of insurance of payment of interest and principal on the Securities. There is, of course, no certainty that this result will be achieved. Any Pre-insured Bonds in the Trust (all of which are rated "AAA" by Standard & Poor's and/or "Aaa" by Moody's, respectively) may or may not have a higher yield than uninsured bonds rated "AAA" by Standard & Poor's and/or "Aaa" by Moody's, respectively.

         Because the Securities are insured by the Insurer as to the payment of principal and interest, Standard & Poor's Rating group, a division of McGraw Hill ("Standard & Poor's"), has assigned its "AAA" investment rating to the Units of the Trust and, in the case of Series 17 and subsequent Series, to all the Bonds, as insured, and, in the case of Series 6 and subsequent Series, Moody's has assigned a rating of "Aaa" to all of the Bonds in the Trust, as insured. See "Tax Exempt Bond Portfolio" in Part I of this Prospectus. The obtaining of these ratings by the Trust should not be construed as an approval of the offering of the Units by Standard & Poor's or Moody's or as a guarantee of the market value of the Trust or of the Units. These ratings are not a recommendation to buy, hold or sell and do not take into account the extent to which Trust expenses or portfolio asset sales for less than the Trust's acquisition price will reduce payment to the Unit holders of the interest or principal.

TAX STATUS (See also "Tax Status" in Part I of this Prospectus)

         Interest income on the Bonds contained in the Trust portfolio is, in the opinion of bond counsel to the issuing governmental authorities, which opinion was rendered at the time of original issuance of the Bonds, excludible from gross income under the Internal Revenue Code of 1954, as amended (the "1954 Code"), or the Internal Revenue Code of 1986, as amended (the "Code"), depending upon the date of issuance of the Bonds in any particular Series. See "The Trust--Portfolio."

                                    - 28 -
319624.1

         Gain (or loss) realized on a sale, maturity or redemption of the Bonds or on a sale or redemption of a Unit is, however, includible in gross income as capital gain (or loss) for Federal, state and local income tax purposes, assuming that the Unit is held as a capital asset. Such gain (or loss) does not include any amount received in respect of accrued interest. In addition, such gain (or loss) may be long- or short-term, depending on the holding period of the Units. Bonds selling at a market discount tend to increase in market value as they approach maturity when the principal amount is payable, thus increasing the potential for taxable gain (or reducing the potential for loss) on their redemption, maturity or sale. Gain on the disposition of a Bond purchased at a market discount generally will be treated as ordinary income, rather than capital gain, to the extent of accrued market discount. The deductibility of capital losses is limited to the amount of capital gain; in addition, up to $3,000 of capital losses of non-corporate Unit holders may be deducted against ordinary income. Since the proceeds from sales of Bonds, under certain circumstances, may not be distributed pro-rata, a Unit holder's taxable income for any year may exceed the actual cash distributions to the Unit holder in that year.


         In the opinion of Battle Fowler LLP, special counsel for the Sponsors as to Series 65 and subsequent Series of Empire State Municipal Exempt Trust, Guaranteed Series, under existing law:

               The Trust is not an association taxable as a corporation for Federal income tax purposes, and interest on the Bonds which is excludible from regular Federal gross income under the Code, when received by the Trust, will be excludible from the regular Federal gross income of the Unit holders of the Trust. Any proceeds paid under the insurance policy described above issued to the Trust with respect to the Bonds and any proceeds paid under individual policies obtained by issuers of Bonds or other parties which represent maturing interest on defaulted obligations held by the Trust will be excludible from Federal gross income if, and to the same extent as, such interest would have been so excludible if paid in the normal course by the issuer of the defaulted obligations.

               Each Unit holder will be considered the owner of a pro rata portion of the Bonds and any other assets held in the Trust under the grantor trust rules of Code Sections 671-679. Each Unit holder will be considered to have received his pro rata share of income from Bonds held by the Trust on receipt (or earlier accrual, depending on the Unit holder's method of accounting and depending on the existence of any original issue discount) by the Trust, and each Unit holder will have a taxable event when an underlying Bond is disposed of (whether by sale, redemption, or payment at maturity) or when the Unit holder redeems or sells his Units. Gain from a sale will be treated as short term or long term capital gain depending on how long the Bond was held by the Trust. The total tax basis (i.e., cost) of each Unit to a Unit holder is allocated among each of the Bonds held in the Trust (in accordance with the proportion of the Trust comprised by each such Bond) in order to determine his per Unit tax basis for each Bond, and the tax basis reduction requirements of the Code relating to amortization of bond premium will apply separately to the per Unit cost of each such Bond. Therefore, under some circumstances, a Unit holder may realize taxable gain when his Units are sold or redeemed for an amount equal to his original cost. No deduction is allowed for the amortization of bond premium on tax-exempt bonds such as the Bonds. None of the interest received from the portfolio is subject to the alternative minimum tax for individuals; however, some or all of the interest received from

                                                     - 29 -
319624.1
          the portfolio may be includible in the calculation of a corporation's alternative minimum tax.

               For Federal income tax purposes, when a Bond is sold, a Unit holder may exclude from his share of the amount received any amount that represents accrued interest but may not exclude amounts attributable to market discount. Thus, when a Bond is sold by the Trust, taxable gain or loss will equal the difference between (i) the amount received (excluding the portion representing accrued interest) and (ii) the adjusted basis (including any accrued original issue discount, limited in the case of Bonds issued after June 8, 1980 to the portion earned from the date of acquisition, as discussed below). In the case of Bonds acquired at a market discount, gain will be treated as ordinary income to the extent of accrued market discount.

               A Unit holder may also realize taxable gain or loss when a Unit is sold or redeemed. Taxable gain will result if a Unit is sold or redeemed for an amount greater than its adjusted basis to the Unit holder. The amount received when a Unit is sold or redeemed is allocated among all the Bonds in the Trust in the same manner as when the Trust disposes of Bonds, and the Unit holder may exclude accrued interest, including the earned portion of any original issue discount, but not amounts attributable to market discount. In the case of Bonds acquired at a market discount gain will be treated as ordinary income to the extent of accrued market discount. The return of a Unit holder's tax basis is otherwise a tax-free return of capital.

               If the Trust purchases any units of a previously issued series then, based on the opinion of counsel with respect to such series, the Trust's pro rata ownership interest in the bonds of such series (or any previously issued series) will be treated as though it were owned directly by the Trust.

               Under the income tax laws of the State and City of New York, the Trust is not an association taxable as a corporation and the income of the Trust will be treated as the income of the Unit holders.

               A Unit holder who is a non-resident of New York will not be subject to New York State or City income tax on any interest or gain derived from his interest in the Trust's assets or upon any gain from the sale of his Units except to the extent that such interest or gain is from property employed in a business, trade, profession or occupation carried on by him in the State of New York. An individual Unit holder who resides in New York State or City will not be subject to State or City tax on interest income derived from the Bonds held in the Trust (except in certain limited circumstances), although he will be subject to New York State and, depending upon his place of residence, City tax with respect to any gains realized when Bonds are sold, redeemed or paid at maturity or when any such Units are sold or redeemed. In addition, an individual Unit holder residing in New York State or City will not be subject to State or City income tax on any proceeds paid under the insurance policy or policies described above with respect to the Trust which represent maturing interest on defaulted obligations held by the Trustee if, and to the same extent as, such interest would have been so excludible if paid by the issuer of the defaulted obligations. A New York State or City resident should determine his basis and holding period for his

                                    - 30 -
319624.1

          Units for New York State and City tax purposes in the same manner as for Federal tax purposes.

         The above opinion of Battle Fowler LLP as to the tax status of the Trust is not affected by the provision of the Trust Agreement that authorizes the acquisition of Replacement Bonds or by the implementation of the option automatically to reinvest principal and interest distributions from the Trust pursuant to the Automatic Accumulation Plan, described under "Automatic Accumulation Account" in this Part B.

         Among other things, the Code provides for the following: (1) interest on certain private activity bonds issued after August 7, 1986 is included in the calculation of the individual's alternative minimum tax (currently taxed at a rate of up to 28%); none of the Bonds in the Trust is a private activity bond, the interest on which is subject to the alternative minimum tax; (2) interest on certain private activity bonds issued after August 7, 1986 is included in the calculation of the corporate alternative minimum tax and 75% of the amount by which adjusted current earnings (including interest on all tax-exempt bonds, such as the Bonds) exceed alternative minimum taxable income, as modified for this calculation, will be included in alternative minimum taxable income. Interest on the Bonds is includible in the adjusted current earnings of a corporation for purposes of such alternative minimum tax. The Code does not otherwise require corporations, and does not require taxpayers other than corporations, including individuals, to treat interest on the Bonds as an item of tax preference in computing an alternative minimum tax; (3) subject to certain exceptions, no financial institution is allowed a deduction for that portion of the institutions's interest expense allocable to tax-exempt interest on tax-exempt bonds acquired after August 7, 1986; (4) the amount of the deduction allowed to property and casualty insurance companies for underwriting loss is decreased by an amount determined with regard to tax-exempt interest income and the deductible portion of dividends received by such companies; (5) all taxpayers are required to report for informational purposes on their Federal income tax returns the amount of tax-exempt interest they receive; (6) an issuer must meet certain requirements on a continuing basis in order for interest on a tax-exempt bond to be tax-exempt, with failure to meet such requirements resulting in the loss of tax exemption; and
(7) a branch profits tax on U.S. branches of foreign corporations is implemented which, because of the manner in which the branch profits tax is calculated, may have the effect of subjecting the U.S. branch of a foreign corporation to Federal income tax on the interest on bonds otherwise exempt from such tax.

         The Superfund Revenue Act of 1986 (the "Superfund Act") imposed a deductible, broad-based tax on a corporation's alternative minimum taxable income (before net operating losses and any deduction for the tax) at a rate of $12 per $10,000 (0.12%) of alternative minimum taxable income in excess of $2,000,000. For purposes of the Superfund Act, alternative minimum taxable income includes interest on all tax-exempt bonds to the same extent and in the same manner as the Code. The Superfund Act does not impose a tax on taxpayers other than corporations.

         Section 86 of the Code provides that a portion of social security benefits is includible in taxable income for taxpayers whose "modified adjusted gross income," combined with a portion of their social security benefits, exceeds a base amount. The base amount is $25,000 for an individual, $32,000 for a married couple filing a joint return and zero for married persons filing separate returns. Interest on tax-exempt bonds is added to adjusted gross income for purposes of determining whether an individual's income exceeds the base amount described above.

                                    - 31 -
319624.1

         In addition, certain "S Corporations" may be subject to minimum tax on certain passive income, including tax-exempt interest, such as interest on the Bonds.



         At the time of the original issuance of the Bonds held by the Trust, opinions relating to the validity of the Bonds and the exemption of interest thereon from regular Federal income tax were or (with respect to "when, as and if issued" Bonds) were to be rendered by bond counsel to the issuing governmental authorities. Neither the Sponsors nor their special counsel have made any review of proceedings relating to the issuance of such Bonds or the basis for bond counsel's opinions.

         Under Section 265 of the Code, if borrowed funds are used by a Unit holder to purchase or carry Units of the Trust, interest on such indebtedness will not be deductible for Federal income tax purposes. Under rules used by the Internal Revenue Service, the purchase of Units may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of Units. Similar rules are applicable for purposes of state and local taxation. Also, under Section 291 of the Code, certain financial institutions that acquired Units on or before August 7, 1986 may be subject to a reduction in the amount of interest expense that would otherwise be allowable as a deduction for Federal income tax purposes. Subject to certain exceptions under Section 265 of the Code, no deduction is allowed to a financial institution for that portion of the institution's interest expense allocable to tax-exempt interest on Units acquired after August 7, 1986. Investors with questions regarding this issue should consult their tax advisors.

         The Trust may contain Bonds issued with original issue discount. The Code requires holders of tax-exempt obligations issued with original issue discount, such as the Trust, to accrue tax-exempt original issue discount by using the constant interest method provided for the holders of taxable obligations and to increase the basis of a tax-exempt obligation by the amount of accrued tax-exempt original issue discount. These provisions are applicable to obligations issued after September 3, 1982 and acquired after March 1, 1984. The Trust's tax basis in a Bond is increased by any accrued original issue discount as is a Unit holder's tax basis in his Units. For Bonds issued on or after June 9, 1980 that are redeemed prior to maturity, the difference between the Trust's basis, as adjusted, and the amount received will be taxable gain or loss to the Unit holders.

         Unit holders should consult their tax advisors with respect to the state and local tax consequences of owning original issue discount bonds. It is possible that, under applicable provisions governing determination of such state and local taxes, interest on tax-exempt bonds such as any Bonds issued with original issue discount may be deemed to be received in the year of accrual even though there is no corresponding cash payment.

         If a Unit holder's tax cost for his pro rata interest in a Bond exceeds his pro rata interest in the Bond's face amount, the Unit holder will be considered to have purchased his pro rata interest in the Bond at a "premium." The Unit holder will be required to amortize any premium relating to his pro rata interest in a Bond prior to the maturity of the Bond. Amortization of premium on a Bond will reduce a Unit holder's tax basis for this pro rata interest in the Bond, but will not result in any deduction from the Unit holder's income. Thus, for example, a Unit holder who purchases a pro rata interest in a Bond at a premium and resells it at the same price will recognize taxable gain equal to the portion of the premium that was amortized during the period the Unit holder is considered to have held such interest.


         Bond premium must be amortized under the method the Unit holder regularly employs for amortizing bond premium (assuming such method is reasonable). With respect to a callable bond, the premium must be computed

                                    - 32 -
319624.1
with respect to the call price and be amortized to the first call date (and successively to later call dates based on the call prices for those dates).


         In the case of Bonds that are private activity bonds, the opinions of bond counsel to the respective issuing authorities indicate that interest on such Bonds is exempt from regular federal income tax. However, interest on such Bonds will not be exempt from regular federal income tax for any period during which such Bonds are held by a "substantial user" of the facilities financed by the proceeds of such Bonds or by a "related person" thereof within the meaning of the Code. Therefore, interest on any such Bonds allocable to a Unit holder who is such a "substantial user" or "related person" thereof will not be tax-exempt. Furthermore, in the case of Bonds that qualify for the "small issue" exemption, the "small issue" exemption will not be available or will be lost if, at any time during the three-year period beginning on the later of the date the facilities are placed in service or the date of issue, all outstanding tax-exempt IRBs, together with a proportionate share of any present issue, of an owner or principal user (or related person) of the facilities was determined to have exceeded $40,000,000 on the date of issue. In the case of Bonds issued under the $10,000,000 "small issue" exemption, interest on such Bonds will become taxable if the face amount of the Bonds plus certain capital expenditures exceeds $10,000,000 within 3 years of the date of issue of such Bonds.


         In addition, a Bond can lose its tax-exempt status as a result of other subsequent but unforeseeable events such as prohibited "arbitrage" activities by the issuer of the Bond or the failure of the Bond to continue to satisfy the conditions required for the exemption of interest thereon from regular federal income tax. No investigation has been made as to the current or future owners or users of the facilities financed by the Bonds, the amount of such persons' outstanding tax-exempt private activity bonds, or the facilities themselves, and no assurance can be given that future events will not affect the tax-exempt status of the Bonds. Investors should consult their tax advisors for advice with respect to the effect of these provisions on their particular tax situation.

         The exemption of interest on municipal obligations for Federal income tax purposes does not necessarily result in exemption under the income tax laws of any state or local government. Interest income derived from the Bonds is not excluded from net income in determining New York State or New York City franchise taxes on corporations or financial institutions. The laws of such states and local governments vary with respect to the taxation of such obligations.

         From time to time proposals have been introduced before Congress, the purpose of which is to restrict or eliminate the Federal income tax exemption for interest on debt obligations similar to the Bonds in the Trust, and it can be expected that similar proposals may be introduced in the future. The Sponsors cannot predict whether additional legislation, if any, in respect of the Federal income tax status of interest on debt obligations may be enacted and what the effect of such legislation would be on Bonds in the Trust. In addition, the enactment of a "flat tax" or other legislation that significantly alters the federal income tax system may have a material adverse effect on the value of Units. If the interest on any Bonds in the Trust should ultimately be deemed to be taxable, the Sponsors may instruct the Trustee to sell such Bonds, and, since they would be sold as taxable securities, it is expected that they would be sold at a substantial discount from current market prices.

         In South Carolina v. Baker, the U.S. Supreme Court held that the federal government may constitutionally require states to register bonds they issue and subject the interest on such bonds to federal income tax if not registered, and that there is no constitutional prohibition against the


                                    - 33 -
319624.1
federal government's taxing the interest earned on state or other municipal bonds. The Supreme Court decision affirms the authority of the federal government to regulate and control bonds such as the Bonds in the Trust and to tax interest on such bonds in the future. The decision does not, however, affect the current exemption from taxation of the interest earned on the Bonds in the Trust in accordance with Section 103 of the Code.


         The opinions of counsel to the issuing governmental authorities to the effect that interest on the Bonds is exempt from regular federal income tax may be limited to law existing at the time the Bonds were issued, and may not apply to the extent that future changes in law, regulations or interpretations affect such Bonds. Investors are advised to consult their own advisors for advice with respect to the effect of any legislative changes.


RIGHTS OF UNIT HOLDERS

Certificates

         Ownership of Units is evidenced by registered certificates executed by the Trustee and the Sponsors. The Trustee is authorized to treat as the record owner of Units that person who is registered as such owner on the books of the Trustee. Certificates are transferable by presentation and surrender to the Trustee properly endorsed and accompanied by a written instrument or instruments of transfer.

         Certificates may be issued in denominations of one Unit or any multiple thereof. A Unit holder may be required to pay $2.00 per certificate reissued or transferred and to pay any governmental charge that may be imposed in connection with each such transfer or interchange. For new certificates issued to replace destroyed, stolen or lost certificates, the Unit holder must furnish indemnity satisfactory to the Trustee and must pay such expenses as the Trustee may incur. Mutilated certificates must be surrendered to the Trustee for replacement.

Distribution of Interest and Principal

         While interest will be distributed semi-annually or monthly, depending on the method of distribution chosen, principal, including capital gains, will be distributed only semi-annually; provided, however, that, other than for purposes of redemption, no distribution need be made from the Principal Account if the balance therein is less than $1.00 per Unit then outstanding, and that, if at any time the pro rata share represented by the Units of cash in the Principal Account exceeds $10.00 as of a Monthly Record Date, the Trustee shall, on the next succeeding Monthly Distribution Date, distribute the Unit holder's pro rata share of the balance of the Principal Account. Interest (semi-annually or monthly) and principal, including capital gains, if any (semi-annually), received by the Trust will be distributed on each Distribution Date to Unit holders of record of the Trust as of the preceding Record Date who are entitled to such distributions at that time under the plan of distribution chosen. All distributions will be net of applicable expenses and funds required for the redemption of Units. See "Summary of Essential Financial Information" in Part I of this Prospectus, "The Trust--Expenses and Charges" and "Rights of Unit Holders--Redemption."

         The Trustee will credit to the Interest Account for the Trust all interest received by the Trust, including that part of the proceeds of any disposition of Securities which represents accrued interest. Other receipts of the Trust will be credited to the Principal Account for the Trust. The pro rata share of the Interest Account of the Trust and the pro rata share of cash in the Principal Account of the Trust represented by each Unit thereof will be computed by the Trustee each month as of the Record Date. See "Summary of

                                    - 34 -
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Essential Financial Information" in Part I of this Prospectus. Proceeds received from the disposition of any of the Securities subsequent to a Record Date and prior to the next succeeding Distribution Date will be held in the Principal Account for the Trust and will not be distributed until the second succeeding Distribution Date. Because interest on the Securities is not received by the Trust at a constant rate throughout the year, any particular interest distribution may be more or less than the amount credited to the Interest Account of the Trust as of the Record Date. Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the second Distribution Date following their purchase of Units under the applicable plan of distribution. No distribution need be made from the Principal Account if the balance therein is less than an amount sufficient to distribute $1.00 per Unit.

         The difference between the estimated net interest accrued to the first Record Date and to the related Distribution Date is an asset of the respective Unit holder and will be realized in subsequent distributions or upon the earlier of the sale of such Units or the maturity, redemption or sale of Securities in the Trust.

         The plan of distribution selected by a Unit holder will remain in effect until changed. Unit holders purchasing Units in the secondary market will initially receive distributions in accordance with the election of the prior owner. Each April, the Trustee will furnish each Unit holder a card to be returned together with the Certificate by May 15 of such year if the Unit holder desires to change his plan of distribution, and the change will become effective on May 16 of such year for the ensuing twelve months. For a discussion of redemption of Units, see "Rights of Unit Holders--Redemption--Tender of Units."

         As of the fifteenth day of each month the Trustee will deduct from the Interest Account and, to the extent funds are not sufficient therein, from the Principal Account, amounts necessary to pay the expenses of the Trust as of the first day of such month. See "The Trust--Expenses and Charges." The Trustee also may withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of the Trust. Amounts so withdrawn shall not be considered a part of the Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate account. In addition, the Trustee may withdraw from the Interest Account and the Principal Account such amounts as may be necessary to cover redemption of Units by the Trustee. See "Rights of Unit Holders--Redemption." Funds which are available for future distributions, payments of expenses and redemptions are in accounts which are non-interest bearing to the Unit holders and are available for use by the Trustee pursuant to normal banking procedures.

         Because interest on Securities in the Trust is payable at varying intervals, usually in semi-annual installments, the interest accruing to the Trust will not be equal to the amount of money received and available monthly for distribution from the Interest Account to Unit holders choosing the monthly payment plan. Therefore, on each monthly Distribution Date, the amount of interest actually deposited in the Interest Account and available for distribution may be slightly more or less than the monthly interest distribution made. In addition, because of the varying interest payment dates of the Securities constituting the Trust portfolio, accrued interest at any point in time will be greater than the amount of interest actually received by the Trust and distributed to Unit holders. Therefore, there will usually remain an item of accrued interest that is added to the value of the Units. If a Unit holder sells all or a portion of his Units, he will be entitled to receive his proportionate share of the accrued interest from the purchaser of his Units. Similarly, if a Unit holder redeems all or a portion of his Units, the Redemption Price per Unit which he is entitled to receive from the Trustee

                                    - 35 -
319624.1
will also include accrued interest on the Securities. Thus, the accrued interest attributable to a Unit will not be entirely recovered until the Unit holder either redeems or sells such Unit or until the Trust is terminated. See "Rights of Unit Holders--Redemption--Computation of Redemption Price per Unit."

Expenses and Charges

         Initial Expenses

         At no cost to the Trust, the Sponsors have borne all the expenses of creating and establishing the Trust, including the cost of the initial preparation, printing and execution of the Trust Agreement and the certificates for Units, legal expenses, advertising and selling expenses, expenses of the Trustee and other out-of-pocket expenses.

         Fees

         The Trustee's, Sponsor's and Evaluator's fees are set forth under "Summary of Essential Financial Information" in Part I of this Prospectus. The Sponsors' fee, if any, which is earned for portfolio supervisory services, is based on the face amount of Securities in the Trust at December 1 of each year. The Sponsors' fee, which is not to exceed the maximum amount set forth in the "Summary of Essential Financial Information" in Part I of this Prospectus, may exceed the actual costs of providing portfolio supervisory services for a particular Series, but at no time will the total amount received by the Sponsors for portfolio supervisory services rendered to all Series of Empire State Municipal Exempt Trust in any calendar year exceed the aggregate cost to them of supplying such services in such year.

         The Trustee will receive for its ordinary recurring services to the Trust an annual fee in the amount set forth in the "Summary of Essential Financial Information" in Part I of this Prospectus. There is no minimum fee and, except as hereinafter set forth, no maximum fee. For a discussion of certain benefits derived by the Trustee from the Trust's funds, see "Rights of Unit Holders--Distribution of Interest and Principal." For a discussion of the services performed by the Trustee pursuant to its obligations under the Trust Agreement, reference is made to the material set forth under "Rights of Unit Holders."

         The Trustee's and Evaluator's fees are payable monthly on or before each Distribution Date and the Sponsors' annual fee is payable annually on December 1, each from the Interest Account to the extent funds are available and then from the Principal Account. These fees may be increased without approval of the Unit holders by amounts not exceeding proportionate increases in consumer prices for services as measured by the United States Department of Labor's Consumer Price Index entitled "All Services Less Rent." If the balances in the Principal and Interest Accounts are insufficient to provide for amounts payable by the Trust, or amounts payable to the Trustee which are secured by its prior lien on the Trust, the Trustee is permitted to sell Bonds to pay such amounts.

         Insurance Premiums

         The cost of the insurance obtained by the Trust as set forth under "Summary of Essential Financial Information" in Part I of this Prospectus is based on the aggregate amount of Bonds in the Trust as of the date of such information. The premium, which is an obligation of each respective Trust, is payable monthly by the Trustee on behalf of the Trust. As Securities in the portfolio of the Trust mature, are redeemed by their respective issuers or are sold by the Trustee, the amount of the premium will be reduced in respect of those Securities no longer owned by and held in the Trust. The Trust does not


                                    - 36 -
319624.1
incur any premium expense for any insurance which has been obtained by an issuer of a Pre-insured Bond, since the premium or premiums for such insurance have been paid by such issuer or other party; Pre-insured Bonds, however, are additionally insured by the Trust. No premium will be paid by the Trust on Bonds which are also MBIAC Pre-insured Bonds or MBIA Pre-insured Bonds. The premium payable for Permanent Insurance and the related custodial fee will be paid solely from the proceeds of the sale of a Bond from the Trust in the event that the Trustee exercises the right to obtain Permanent Insurance on such Bond.

         Other Charges

         The following additional charges are or may be incurred by the Trust: all expenses (including audit and counsel fees) of the Trustee incurred in connection with its activities under the Trust Agreement, including annual audit expenses by independent public accountants selected by the Sponsors (so long as the Sponsors maintain a secondary market, the Sponsors will bear any audit expense which exceeds 50 cents per Unit), the expenses and costs of any action undertaken by the Trustee to protect the Trust and the rights and interests of the Unit holders; fees of the Trustee for any extraordinary services performed under the Trust Agreement; indemnification of the Trustee for any loss or liability accruing to it without willful misconduct, bad faith or gross negligence on its part, arising out of or in connection with its acceptance or administration of the Trust; and all taxes and other governmental charges imposed upon the Securities or any part of the Trust (no such taxes or charges are being levied or made or, to the knowledge of the Sponsors, contemplated). The above expenses, including the Trustee's fee, when paid by or owing to the Trustee, are secured by a lien on the Trust. In addition, the Trustee is empowered to sell Securities in order to make funds available to pay all expenses.

Reports and Records

         The Trustee shall furnish Unit holders of the Trust in connection with each distribution a statement of the amount of interest, if any, and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit. Within a reasonable time after the end of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a Unit holder of record a statement providing the following information: (1) as to the Interest Account: interest received (including amounts representing interest received upon any disposition of Securities and any earned original issue discount), and, if the issuers of the Securities are located in different states or territories, the percentage of such interest by such states or territories, deductions for payment of applicable taxes and for fees and expenses of the Trust (including insurance costs), redemptions of Units and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (2) as to the Principal Account: the dates of disposition of any Securities and the net proceeds received therefrom (including any unearned original issue discount but excluding any portion representing interest, with respect to the Trust the premium attributable to the Trustee's exercise of the right to obtain Permanent Insurance and any related custodial fee), deductions for payments of applicable taxes and for fees and expenses of the Trust, redemptions of Units, the amount of any "when issued" interest treated as a return of capital and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (3) a list of the Securities held and the number of Units outstanding on the last business day of such calendar year; (4) the Redemption price per Unit based upon the last computation thereof made during such calendar year; and (5) amounts actually


                                    - 37 -
319624.1
distributed during such calendar year from the Interest Account and from the Principal Account, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding.

         The Trustee shall keep available for inspection by Unit holders, at all reasonable times during usual business hours, books of record and account of its transactions as Trustee including records of the names and addresses of Unit holders, certificates issued or held, a current list of Securities in the portfolio of the Trust and a copy of the Trust Agreement.

Redemption

         Tender of Units

         While it is anticipated that Units can be sold in the secondary market, Units may also be tendered to the Trustee for redemption at its corporate trust office at 101 Barclay Street, New York, New York 10286, upon payment of any applicable tax. At the present time there are no specific taxes related to the redemption of the Units. No redemption fee will be charged by the Sponsors or the Trustee. Units redeemed by the Trustee will be cancelled.

         Certificates for Units to be redeemed must be delivered to the Trustee and must be properly endorsed and accompanied by a written instrument of transfer. Thus, redemption of Units cannot be effected until certificates representing such Units have been delivered to the person seeking redemption. See "Rights of Unit Holders--Certificates." Unit holders must sign exactly as their names appear on the face of the certificate with signature(s) guaranteed by an officer of a national bank or trust company, a member firm of either the New York, Midwest or Pacific Stock Exchange, or in such other manner as may be acceptable to the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority.

         Within seven calendar days following such tender or, if the seventh calendar day is not a business day, on the first business day prior thereto, the Unit holder will be entitled to receive in cash an amount for each Unit tendered equal to the Redemption Price per Unit computed as of the Evaluation Time set forth in Part I of this Prospectus under "Summary of Essential Financial Information" as of the next subsequent Evaluation Time. See "Redemption--Computation of Redemption Price per Unit." The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that as regards Units received after the Evaluation Time on the New York Stock Exchange, the date of tender is the next day on which such Exchange is open for trading or the next day on which there is a sufficient degree of trading in Units of the Trust, and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the Redemption Price computed on that day. For information relating to the purchase by the Sponsors of Units tendered to the Trustee for redemption at prices in excess of the Redemption Price, see "Redemption--Purchase by the Sponsors of Units Tendered for Redemption."

         Accrued interest paid on redemption shall be withdrawn from the Interest Account or, if the balance therein is insufficient, from the Principal Account. All other amounts paid on redemption shall be withdrawn from the Principal Account. The Trustee is empowered to sell Securities in order to make funds available for redemption. Such sales, if required, could result in a sale of Securities by the Trustee at a loss. To the extent Securities are sold, the size and diversity of the Trust will be reduced.

                                    - 38 -
319624.1

         As to Series 18 and subsequent Series, if the Trustee exercises the right to obtain Permanent Insurance on a Bond, such Bond will be sold from the Trust on an insured basis. In the event that the Trustee does not exercise the right to obtain Permanent Insurance on a Bond, such Bond will be sold from the Trust on an uninsured basis since the insurance obtained by the Trust covers the timely payment of principal and interest when due on the Bonds only while the Bonds are held in and owned by the Trust. If the Trustee does not obtain Permanent Insurance on a Defaulted Bond, to the extent that (and, in the case of Series 18 and subsequent Series, assuming that the Trustee does not exercise the right to obtain Permanent Insurance on a Defaulted Bond) Bonds which are current in payment of interest are sold from the Trust portfolio in order to meet redemption requests and Defaulted Bonds are retained in the portfolio in order to preserve the related insurance protection applicable to said Bonds, the overall value of the Bonds remaining in the Trust will tend to diminish. See "Sponsors--Responsibility" for the effect of selling Defaulted Bonds to meet redemption requests.

         The Trustee reserves the right to suspend the right of redemption and to postpone the date of payment of the Redemption Price per Unit for any period during which the New York Stock Exchange is closed, other than weekend and holiday closings, or during which trading on that Exchange is restricted or during which (as determined by the Securities and Exchange Commission by rule or regulation) an emergency exists as a result of which disposal or evaluation of the underlying Bonds is not reasonably practicable, or for such other periods as the Securities and Exchange Commission has by order permitted.

         Because insurance obtained by the Trust terminates as to Bonds which are sold by the Trustee, and because the insurance obtained by the Trust does not have a realizable cash value which can be used by the Trustee to meet redemptions of Units (assuming, in the case of Series 18 and subsequent Series, that the Trustee does not exercise the right to obtain Permanent Insurance on Defaulted Bonds), under certain circumstances the Sponsors may apply to the Securities and Exchange Commission for an order permitting a full or partial suspension of the right of Unit holders to redeem their Units if a significant portion of the Bonds in the portfolio is in default in payment of principal or interest or in significant risk of such default. No assurances can be given that the Securities and Exchange Commission will permit the Sponsors to suspend the rights of Unit holders to redeem their Units, and, without the suspension of such redemption rights when faced with excessive redemptions, the Sponsors may not be able to preserve the benefits of the Trust's insurance on Defaulted Bonds.

         Computation of Redemption Price Per Unit

         The Redemption Price per Unit is determined by the Trustee on the basis of the bid prices of the Securities in the Trust, as of the Evaluation Time stated under "Summary of Essential Financial Information" in Part I of this Prospectus on the day any such determination is made. The Redemption Price per Unit is each Unit's pro rata share, determined by the Trustee, of
(1) the aggregate value of the Securities in the Trust (determined by the Evaluator as set forth below), except for those cases in which the value of insurance has been included, (2) cash on hand in the Trust, and (3) accrued and unpaid interest on the Securities as of the date of computation, less (a) amounts representing taxes or governmental charges payable out of the Trust,
(b) the accrued expenses of the Trust, and (c) cash held for distribution to Unit holders of record as of a date prior to the evaluation. The Evaluator may determine the value of the Securities in the Trust (i) on the basis of current bid prices for the Securities, (ii) if bid prices are not available for any Securities, on the basis of current bid prices for comparable bonds, (iii) by appraisal, or (iv) by any combination of the above. In determining the Redemption Price per Unit, no value will be assigned to the


                                    - 39 -
319624.1
portfolio insurance obtained by the Trust on the Bonds in the Trust unless such Bonds are in default in payment of principal or interest or in significant risk of such default. On the other hand, Pre-insured Bonds in the Trust are entitled at all times to the benefits of insurance obtained by their respective issuers so long as the Pre-insured Bonds are outstanding and the insurer continues to fulfill its obligations, and such benefits are reflected and included in the market value of Pre-insured Bonds. For a description of the situations in which the Evaluator may value the insurance obtained by the Trust, see "Public Offering--Market for Units."

         Purchase by the Sponsors of Units Tendered for Redemption

         The Trust Agreement requires that the Trustee notify the Sponsors of any tender of Units for redemption. So long as the Sponsors are maintaining a bid in the secondary market, the Sponsors, prior to the close of business on the second succeeding business day, will purchase any Units tendered to the Trustee for redemption at the price so bid by making payment therefor to the Unit holder in an amount not less than the Redemption Price on the date of tender not later than the day on which the Units would otherwise have been redeemed by the Trustee. See "Public Offering--Market for Units." Units held by the Sponsors may be tendered to the Trustee for redemption as any other Units, provided that the Sponsors shall not receive for Units purchased as set forth above a higher price than they paid, plus accrued interest.

         The offering price of any Units resold by the Sponsors will be the Public Offering Price determined in the manner provided in this Prospectus. See "Public Offering-- Offering Price." Any profit resulting from the resale of such Units will belong to the Sponsors which likewise will bear any loss resulting from a lower offering or redemption price subsequent to their acquisition of such Units.

Exchange Option

         The Sponsors of the Series of Empire State Municipal Exempt Trust (including the Series of Municipal Exempt Trust, the predecessor trust to Empire State Municipal Exempt Trust) (the "Trust") are offering Unit holders of those Series of the Trust for which the Sponsors are maintaining a secondary market an option to exchange a Unit of any Series of the Trust for a Unit of a different Series of the Trust being offered by the Sponsors (other than in the initial offering period) at a Public Offering Price generally based on the bid prices of the underlying Securities divided by the number of Units outstanding (see "Public Offering--Market for Units") plus a fixed sales charge of $15 per Unit (in lieu of the normal sales charge). However, a Unit holder must have held his Unit for a period of at least six months in order to exercise the exchange option or agree to pay a sales charge based on the greater of $15 per Unit or an amount which together with the initial sales charge paid in connection with the acquisition of Units being exchanged equals the normal sales charge of the Series into which the investment is being converted, determined as of the date of the exchange. Such exchanges will be effected in whole Units only. Any excess proceeds from the Units being surrendered will be returned, and the Unit holder will not be permitted to advance any new money in order to complete an exchange. The Sponsors reserve the right to modify, suspend or terminate this plan at any time without further notice to the Unit holders. In the event that the exchange option is not available to a Unit holder at the time he wishes to exercise it, the Unit holder will be immediately notified and no action will be taken with respect to his Units without further instructions from the Unit holder.

         Unit holders are urged to consult their tax advisors as to the tax consequences of exchanging Units.


                                    - 40 -
319624.1

                        AUTOMATIC ACCUMULATION ACCOUNT

         The Sponsors have entered into an arrangement (the "Plan") with Empire Builder Tax Free Bond Fund (the "Empire Builder") which permits Unit holders of the Trust to elect to have distributions from Units in the Trust automatically reinvested in shares of the Empire Builder. The Empire Builder is an open-end, non-diversified investment company whose investment objective is to seek as high a level of current income exempt from Federal income tax, New York State and New York City income taxes as is believed to be consistent with preservation of capital. It is the policy of the Empire Builder to invest primarily in debt securities the interest income from which is exempt from such taxes.

         The Empire Builder has an investment objective which differs in certain respects from that of the Trust. The bonds purchased by the Empire Builder will be of "investment grade" quality - that is, at the time of purchase by the Empire Builder, such bonds either will be rated not lower than the four highest ratings of either Moody's (Aaa, Aa, A or Baa) or Standard & Poor's (AAA, AA, A, or BBB) or will be unrated bonds which at the time of purchase are judged by the Empire Builder's investment advisor to be of comparable quality to bonds rated within such four highest grades. It is a fundamental policy of the Empire Builder that under normal market conditions at least 90% of the income distributed to its shareholders will be exempt from Federal income tax, New York State and New York City personal income taxes. However, during times of adverse market conditions when the Empire Builder is investing for temporary defensive purposes in obligations other than New York tax-exempt bonds, more than 10% of the Empire Builder's income distributions could be subject to Federal income tax, New York State income tax and/or New York City income tax, as described in the current prospectus relating to the Empire Builder (the "Empire Builder Prospectus"). Glickenhaus & Co. ("Glickenhaus"), a sponsor of the Trust, acts as the investment advisor and distributor for the Empire Builder.

         Each Unit holder may request from The Bank of New York (the "Plan Agent") a copy of the Empire Builder Prospectus describing the Empire Builder and a form by which such Unit holder may elect to become a participant ("Participant") in the Plan. Thereafter, as directed by such person, distributions on the Participant's Units will, on the applicable Distribution Date, automatically be applied as of that date by the Trustee to purchase shares (or fractions thereof) of the Empire Builder at a net asset value as computed as of the close of trading on the New York Stock Exchange on such date, as described in the Empire Builder Prospectus. Unless otherwise indicated, new Participants in the Empire Builder Plan will be deemed to have elected the monthly distribution plan with respect to their Units. Confirmations of all transactions undertaken for each Participant in the Plan will be mailed to each such Participant by the Plan Agent indicating distributions and shares (or fractions thereof) of the Empire Builder purchased on his behalf. A Participant may at any time prior to ten days preceding the next succeeding distribution date, by so notifying the Plan Agent in writing, elect to terminate his participation in the Plan and receive future distributions on his Units in cash. There will be no charge or other penalty for such termination. The Sponsors, the Trustee, the Empire Builder and Glickenhaus, as investment advisor for Empire Builder each will have the right to terminate this Plan at any time for any reason. The reinvestment of distributions from the Trust through the Plan will not affect the income tax status of such distributions. For more complete information about investing in the Empire Builder through the Plan, including charges and expenses, request a copy of the Empire Builder Prospectus from The Bank of New York, Unit Investment Trust Division, P.O. Box 988, Wall Street Station, New York, New York 10268. Read it carefully before you decide to participate.

                                    - 41 -
319624.1

                                                               [ALTERNATE PAGE]


                        AUTOMATIC ACCUMULATION ACCOUNT

         For Unit holders of the Trust who are clients of Lebenthal & Co., Inc., the Sponsors have entered into an arrangement (the "Plan") with Lebenthal New York Municipal Bond Fund (the "Bond Fund") which permits Unit holders of the Trust to elect to have distributions from Units in the Trust automatically reinvested in shares of the Bond Fund. The Bond Fund is an open-end, non-diversified investment company whose investment objective is to maximize current income exempt from regular Federal income tax, and from New York State and New York City income taxes, consistent with preservation of capital and with consideration given to opportunities for capital gain. It is the policy of the Bond Fund to invest primarily in long term investment grade tax-exempt securities the interest income from which is exempt from such taxes.

         The Bond Fund has an investment objective which differs in certain respects from that of the Trust. The bonds purchased by the Bond Fund will be of "investment grade" quality -- that is, at the time of purchase by the Bond Fund, such bonds either will be rated not lower than the four highest ratings of either Moodys' (Aaa, Aa, A or Baa) or Standard & Poor's (AAA, A, A or BBB) or will be unrated bonds which at the time of purchase are judged by the Bond Fund's investment advisor to be of comparable quality to bonds rated within such four highest grades. It is a fundamental policy of the Bond Fund that under normal market conditions at least 80% of the income distributed to its shareholders will be exempt from regular Federal income tax, and from New York State and New York City personal income taxes. However, during times of adverse market conditions, more than 20% of the Bond Fund's income distributions could be subject to Federal income tax, New York State and/or New York City income taxes, as described in the current prospectus relating to the Bond Fund (the "Bond Fund Prospectus"). Lebenthal & Co., Inc., a sponsor of the Trust, acts as the manager and distributor for the Bond Fund.

         Each Unit holder may request from The Bank of New York (the "Plan Agent") a copy of the Bond Fund Prospectus describing the Bond Fund and a form by which such Unit holder may elect to become a participant ("Participant") in the Plan. Thereafter, as directed by such person, distributions on the Participant's Unit will, on the applicable Distribution Date, automatically be applied as of that date by the Trustee to purchase shares (or fractions thereof) of the Bond Fund at a net asset value as computed as of the close of trading on the New York Stock Exchange on such date, as described in the Bond Fund Prospectus. Unless otherwise indicated, new Participants in the Bond Fund Plan will be deemed to have elected the monthly distribution plan with respect to their Units. Confirmations of all transactions undertaken for each Participant in the Plan will be mailed to each Participant by the Plan Agent indicating distributions and shares (or fractions thereof) of the Bond Fund purchased on his behalf. A Participant may at any time prior to ten days preceding the next succeeding distribution date, by so notifying the Plan Agent in writing, elect to terminate his participation in the Plan and receive future distributions on his Units in cash. There will be no charge or other penalty for such termination. The Sponsors, the Trustee, the Bond Fund and Lebenthal & Co. Inc., as manager for the Bond Fund, each will have the right to terminate this Plan at any time for any reason. The reinvestment of distributions from the Trust through the Plan will not affect the income tax status of such distributions. For more complete information about investing in the Bond Fund through the Plan, including charges and expenses, request a copy of the Bond Fund Prospectus from The Bank of New York, Unit Investment Trust Division, P.O. Box 988, Wall Street Station, New York, New York 10268. Read it carefully before you decide to participate.

                                    - 42 -
319624.1

                                   SPONSORS

         Glickenhaus and Lebenthal are the Sponsors for Empire State Municipal Exempt Trust, Series 10 and all subsequent Series, including all Guaranteed Series.

         Glickenhaus, a New York limited partnership, is engaged in the underwriting and securities brokerage business and in the investment advisory business. It is a member of the New York Stock Exchange, Inc. and the National Association of Securities Dealers, Inc. and is an associate member of the American Stock Exchange. Glickenhaus acts as a sponsor for successive Series of The Municipal Insured National Trusts and for the prior Series of Empire State Municipal Exempt Trust (including those sold under the name of Municipal Exempt Trust, New York Exempt Series 1, New York Series 2 and New York Series
3). Glickenhaus, in addition to participating as a member of various selling groups of other investment companies, executes orders on behalf of investment companies for the purchase and sale of securities of such companies and sells securities to such companies in its capacity as a broker or dealer in securities. The principal offices of Glickenhaus are located at 6 East 43rd Street, New York, New York 10017.

         Lebenthal, a New York corporation originally organized as a New York partnership in 1925, has been buying and selling municipal bonds for its own account as a dealer for over 67 years; Lebenthal also buys and sells securities as an agent and participates as an underwriter in public offerings of municipal bonds. It acted as a sponsor for Empire State Tax Exempt Bond Trust, Series 8 and successive Series of The Municipal Insured National Trust through Series 28. Lebenthal is registered as a broker/dealer with the Securities and Exchange Commission and various state securities regulatory agencies and is a member of the National Association of Securities Dealers, Inc. and Securities Investors Protection Corp. The principal offices of Lebenthal are located at 120 Broadway, New York, New York 10271.

Limitations on Liability

         The Sponsors are jointly and severally liable for the performance of their obligations arising from their responsibilities under the Trust Agreement, but will be under no liability to the Unit holders for taking any action or refraining from any action in good faith or for errors in judgment; nor will they be responsible in any way for depreciation or loss incurred by reason of the sale of any Bonds, except in cases of their willful misconduct, bad faith or gross negligence. See "The Trust--Portfolio" and "Sponsors--Responsibility."

Responsibility

         The Trustee shall sell, for the purpose of redeeming Units tendered by any Unit holder, and for the payment of expenses for which funds may not be available, such of the Bonds in a list furnished by the Sponsors as the Trustee in its sole discretion may deem necessary. In the event that the Trustee does not exercise the right to obtain Permanent Insurance on a Defaulted Bond or Bonds, to the extent that Bonds are sold which are current in payment of principal and interest in order to meet redemption requests and Defaulted Bonds are retained in the portfolio in order to preserve the related insurance protection applicable to said Bonds, the overall value of the Bonds remaining in the Trust's portfolio will tend to diminish. As to Series 18 and subsequent Series, in the event that the Trustee does not exercise the right to obtain Permanent Insurance on a Defaulted Bond or Bonds, except as described below and in certain other unusual circumstances for which it is determined by the Trustee to be in the best interests of the Unit holders or if there is no alternative, the Trustee is not empowered to sell Defaulted Bonds for which value has been attributed for the insurance obtained by the

                                    - 43 -
319624.1

Trust. Because of such restrictions on the Trustee, under certain circumstances the Sponsors may seek a full or partial suspension of the right of Unit holders to redeem their Units. See "Rights of Unit Holders--Redemption." The Sponsors are empowered, but not obligated, to direct the Trustee to dispose of Bonds in the event of advance refunding. It is the responsibility of the Sponsors to instruct the Trustee to reject any offer made by an issuer of any of the Securities to issue new obligations in exchange and substitution for any Securities pursuant to a refunding or refinancing plan, except that the Sponsors may instruct the Trustee to accept such an offer or to take any other action with respect thereto as the Sponsors may deem proper if the issuer is in default with respect to such Securities or in the judgment of the Sponsors the issuer will probably default with respect to such Securities in the foreseeable future.

         Any obligations so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as Securities originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Securities, the Trustee is required to give notice thereof to each Unit holder, identifying the obligations eliminated and the Securities substituted therefor. Except as stated in this and the preceding paragraph, the acquisition by the Trust of any securities other than the Securities initially deposited is prohibited.

         If any default in the payment of principal or interest on any Bond occurs and no provision for payment is made therefor either pursuant to the portfolio insurance with respect to the Trust or otherwise within 30 days, the Trustee is required to notify the Sponsors thereof. If the Sponsors fail to instruct the Trustee to sell or to hold such Bond within 30 days after notification by the Trustee to the Sponsors of such default, the Trustee may in its discretion sell the Defaulted Bond and not be liable for any depreciation or loss thereby incurred. See "The Trust--Insurance on the Bonds."

         The Sponsors may direct the Trustee to dispose of Bonds upon default in the payment of principal or interest, institution of certain legal proceedings or the existence of certain other impediments to the payment of Bonds, default under other documents which may adversely affect debt service, default in the payment of principal or interest on other obligations of the same issuer, decline in projected income pledged for debt service on revenue Bonds, or decline in price or the occurrence of other market factors, including advance refunding, so that in the opinion of the Sponsors the retention of such Bonds in a Trust would be detrimental to the interest of the Unit holders. The proceeds from any such sales will be credited to the Principal Account of the affected Trust for distribution to the Unit holders.

         Notwithstanding the foregoing, in connection with final distributions to Unit holders (if, as to Series 18 and subsequent Series, the Trustee does not exercise the right to obtain Permanent Insurance on any Defaulted Bond), because the portfolio insurance obtained by the Trust is applicable only while Bonds so insured are held by the Trust, the price to be received by the Trust upon the disposition of any such Defaulted Bond will not reflect any value based on such insurance. Therefore, in connection with any liquidation with respect to a Trust, it shall not be necessary for the Trustee to, and the Trustee does not currently intend to, dispose of any Bonds if retention of such Bonds, until due, shall be deemed to be in the best interest of Unit holders, including, but not limited to, situations in which Bonds so insured are in default and situations in which Bonds so insured have a deteriorated market price resulting from a significant risk of default. Since the Pre-insured Bonds will reflect the value of the insurance obtained by the Bond issuer, it is the present intention of the Sponsors not to direct the Trustee to hold any Pre-insured Bonds after the date of termination. All

                                    - 44 -
319624.1
proceeds received, less applicable expenses, from insurance on Defaulted Bonds not disposed of at the date of termination will ultimately be distributed to Unit holders of record as of such date of termination as soon as practicable after the date such Defaulted Bonds become due and applicable insurance proceeds have been received by the Trustee. See "Summary of Essential Financial Information" in Part I of this Prospectus.

Agent for Sponsors

         The Sponsor named as Agent for Sponsors under "Summary of Essential Information" in Part I of this Prospectus has been appointed by the other Sponsor as agent for purposes of taking action under the Trust Agreement. In those Trusts for which there is a sole Sponsor, references herein to the Agent for Sponsors shall be deemed to refer to such sole Sponsor. If the Sponsors are unable to agree with respect to action to be taken jointly by them under the Trust Agreement and they cannot agree as to which Sponsor shall act as sole Sponsor, then the Agent for Sponsors shall act as sole Sponsor. If one of the Sponsors fails to perform its duties under the Trust Agreement or becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, that Sponsor is automatically discharged under the Trust Agreement and the other Sponsor acts as the Sponsors.

Resignation

         Any Sponsor may resign at any time provided that at the time of such resignation one remaining Sponsor maintains a net worth of $1,000,000 and all the remaining Sponsors are agreeable to such resignation. Concurrent with or subsequent to such resignation, a new Sponsor may be appointed by the remaining Sponsors and the Trustee to assume the duties of the resigning Sponsor. If, at any time, only one Sponsor is acting under the Trust Agreement and that Sponsor shall resign or fail to perform any of its duties thereunder or becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, then the Trustee may appoint a successor sponsor or terminate the Trust Agreement and liquidate the Trust.

Financial Information


         At September 30, 1995, the total partners' capital of Glickenhaus was $146,106,000 (audited); and at March 31, 1995, the total stockholders' equity of Lebenthal was $3,561,506 (audited).


         The foregoing information with regard to the Sponsors relates to the Sponsors only, and not to any series of Empire State Municipal Exempt Trust. Such information is included in this Prospectus only for the purpose of informing investors as to the financial responsibility of the Sponsors and their ability to carry out their contractual obligations shown herein. More comprehensive financial information can be obtained upon request from any Sponsor.


                                    TRUSTEE

         The Trustee is The Bank of New York, a trust company organized under the laws of New York, having its offices at 101 Barclay Street, New York, New York 10286, (212) 495-1784. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law. The Trustee must be a corporation organized under the laws of the United States or the State of New York, which is authorized under such laws to exercise corporate trust powers, and must have at all times

                                    - 45 -
319624.1
an aggregate capital, surplus and undivided profits of not less than $5,000,000 and its principal office and place of business in the Borough of Manhattan, New York City. The duties of the Trustee are primarily ministerial in nature. The Trustee did not participate in the selection of Securities for the portfolio of any Series of the Trust.

Limitations on Liability

         The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of the disposition of any moneys, Securities or certificates or in respect of any evaluation or for any action taken in good faith reliance on prima facie properly executed documents except in cases of its willful misconduct, bad faith, gross negligence or reckless disregard for its obligations and duties. In addition, the Trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of the Trust which the Trustee may be required to pay under current or future law of the United States or any other taxing authority having jurisdiction. See "The Trust--Portfolio."

Responsibility

         For information relating to the responsibilities of the Trustee under the Trust Agreement, reference is made to the material set forth under "Rights of Unit Holders," "Sponsors--Responsibility" and "Sponsors--Resignation."

Resignation

         By executing an instrument in writing and filing the same with the Sponsors, the Trustee and any successor may resign. In such an event the Sponsors are obligated to appoint a successor trustee as soon as possible. If the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, or, in the case of Series 11 and subsequent Series, if the Sponsors deem it to be in the best interest of the Unit holders, the Sponsors may remove the Trustee and appoint a successor as provided in the Trust Agreement. Such resignation or removal shall become effective upon the acceptance of appointment by the successor trustee. If, upon resignation or removal of a trustee, no successor has been appointed and has accepted the appointment within thirty days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. The resignation or removal of a trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.


                                   EVALUATOR

         The Evaluator is Muller Data Corporation, a New York corporation, with main offices at 395 Hudson Street, New York, New York 10014. Muller Data Corporation is a wholly owned subsidiary of Thomson Publishing Corporation, a Delaware corporation.

Limitations on Liability

         The Trustee and the Sponsors may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Trust Agreement shall be made in good faith upon the basis of the best information available to it; provided, however, that the Evaluator shall be under no liability to the Trustee, the Sponsors or the Unit holders for errors in judgement. This provision shall not protect the Evaluator in cases of its willful misconduct, bad faith, gross negligence or reckless disregard of its obligations and duties.

                                    - 46 -
319624.1

Responsibility

         The Trust Agreement requires the Evaluator to evaluate the Securities on the basis of their bid prices on each business day after the initial offering period, when any Unit is tendered for redemption and on any other day such evaluation is desired by the Trustee or is requested by the Sponsors. For information relating to the responsibility of the Evaluator to evaluate the Securities on the basis of their offering prices, see "Public Offering--Offering Price."

Resignation

         The Evaluator may resign or may be removed by the Sponsors and the Trustee, and the Sponsors and the Trustee are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by the successor evaluator. If upon resignation of the Evaluator no successor has accepted appointment within thirty days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.


               AMENDMENT AND TERMINATION OF THE TRUST AGREEMENT

         The Sponsors and the Trustee have the power to amend the Trust Agreement without the consent of any of the Unit holders when such an amendment is (1) to cure any ambiguity or to correct or supplement any provision of the Trust Agreement which may be defective or inconsistent with any other provision contained therein, or (2) to make such other provisions as shall not adversely affect the interest of the Unit holders; and the Sponsors and the Trustee may amend the Trust Agreement with the consent of the holders of certificates evidencing 66-2/3% of the Units then outstanding, provided that no such amendment will reduce the interest in a Trust of any Unit holder without the consent of such Unit holder or reduce the percentage of Units required to consent to any such amendment without the consent of all the Unit holders. In no event shall the Trust Agreement be amended to increase the number of Units issuable thereunder or to permit the deposit or acquisition of securities either in addition to or in substitution for any of the Bonds initially deposited in the Trust, except in accordance with the provisions of the Trust Agreement. In the event of any amendment, the Trustee is obligated to notify promptly all Unit holders of the substance of such amendment.

         The Trust shall terminate upon the maturity, redemption, sale or other disposition, as the case may be, of the last of the Securities. The Trustee shall notify all Unit holders when the value of the Trust as shown by any evaluation is less than $2,000,000 or less than 20% of the value of the Trust as of the Date of Deposit, whichever is lower, at which time the Trust may be terminated (i) by the consent of the holders of 66-2/3% of the Units or
(ii) by the Trustee; provided, however, that the holders of at least 33-1/3% of the Units may instruct the Trustee not to terminate the Trust. In no event, however, may the Trust continue beyond the Mandatory Termination Date set forth in Part I of this Prospectus under "Summary of Essential Financial Information"; provided, however, as to Series 9 and subsequent Series, that prior to the Mandatory Termination Date the Trustee shall not dispose of any Bonds if the retention of such Bonds, until due, shall be deemed to be in the best interest of the Unit holders of the affected Trust. In the event of termination, written notice thereof will be sent by the Trustee to all Unit holders. Within a reasonable period after termination, the Trustee will sell any remaining Securities and, after paying all expenses and charges incurred by the Trust, will distribute to each Unit holder, upon surrender for cancellation of his certificate for Units, his pro rata share of the balances remaining in the Interest and Principal Accounts of the Trust.


                                    - 47 -
319624.1

                                LEGAL OPINIONS

         Certain legal matters have been passed upon by Hall, McNicol, Hamilton & Clark, The News Building, 220 East 42nd Street, New York, New York 10017, as counsel for the Sponsors as to Series 1 through 8, by Brown & Wood, One World Trade Center, New York, New York 10048, as special counsel for the Sponsors as to Series 9 through 64 and by Battle Fowler LLP, 75 East 55th Street, New York, New York 10022 as special counsel for the Sponsors as to Series 65 and subsequent Series of Empire State Municipal Exempt Trust, Guaranteed Series. Tanner, Propp, Fersko & Sterner, 99 Park Avenue, New York, New York 10016, acts as counsel for the Trustee.


                                   AUDITORS

         The financial statements of the Trust included in Part I of this Prospectus for the period ended October 31, 1995 have been audited by Goldstein Golub Kessler & Company, P.C., independent certified public accountants, and for the periods ended July 31, 1994 and July 31, 1993 have been audited by BDO Seidman, LLP, independent certified public accountants, as stated in their reports with respect thereto, and are included therein in reliance upon such reports given upon the authority of these firms as experts in accounting and auditing.


                          DESCRIPTION OF BOND RATINGS

         A Standard & Poor's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees. The bond rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information or for other circumstances.

         The ratings are based, in varying degrees, on the following considerations:

         I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

         II.   Nature of and provisions of the obligation;

         III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                  AAA: Bonds rated "AAA" have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

                  AA: Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

                                    - 48 -
319624.1

                  A: Bonds rated "A" have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

                  BBB: Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

                  BB, B, CCC, CC: Bonds rated "BB," "B," "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  Plus (+) or Minus (-): To provide more detailed indications of credit quality, the ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Accordingly, the investor should exercise his own judgment with respect to such likelihood and risk.

                  NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

                  SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

                  SP-2: Satisfactory capacity to pay principal and interest.

                  SP-3: Speculative capacity to pay principal and interest.

*Moody's Investors Service, Inc. ("Moody's") rating. A summary of the meaning of the applicable rating symbols as published by Moody's follows:

                  Aaa: Bonds which are rated "Aaa" are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa: Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are

                                                     - 49 -
319624.1
         generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

                  A: Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Baa: Bonds which are rated "Baa" are considered as medium grade obligations; i.e, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  Ba: Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                  B: Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

                  Con.(...): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These bonds are secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or
         (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Moody's applies numerical modifiers "1," "2" and "3" in each rating classification from "Aa" through "B" in its corporate rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the security ranks in the lower end of its generic rating category.


                                    - 50 -
319624.1





This Prospectus contains information concerning the Trust
and the Sponsors, but does not contain all the information
set forth in the registration statements statements and                       EMPIRE STATE
exhibits relating thereto, which the trust has filed with                MUNICIPAL EXEMPT TRUST
the Securities and Exchange Commission, Washington, D.C.
under the Securities Act of 1933 and the Investment
Company Act of 1940, and to which reference is hereby
GUARANTEED SERIES made.
----------------------------------------------------------
                                                                          PROSPECTUS, PART II
                           INDEX
----------------------------------------------------------

                                                      Page                     Sponsors:

THE TRUST..............................................  1
                                                                            GLICKENHAUS & CO.
PUBLIC OFFERING........................................ 22                 6 East 43rd Street
                                                                        New York, New York 10017
ESTIMATED CURRENT RETURN AND ESTIMATED                                       (212) 953-7532
    LONG-TERM RETURN TO UNIT HOLDERS................... 24

INSURANCE ON THE BONDS................................. 25                LEBENTHAL & CO., INC.
                                                                               120 Broadway
TAX STATUS............................................. 28              New York, New York 10271
                                                                             (212)425-6116
RIGHTS OF UNIT HOLDERS................................. 35

AUTOMATIC ACCUMULATION ACCOUNT......................... 42

SPONSORS............................................... 43

TRUSTEE................................................ 45

EVALUATOR.............................................. 46

AMENDMENT AND TERMINATION OF THE TRUST
    AGREEMENT.......................................... 47

LEGAL OPINIONS......................................... 48

AUDITORS............................................... 48

DESCRIPTION OF BOND RATINGS............................ 48


----------------------------------------------------------

No person is authorized to give any information or to make
any  representations  not contained in this Prospectus and
any  information or  representation  not contained  herein
must not be relied upon as having been  authorized  by the
Trust or the Sponsors. This Prospectus does not constitute
an offer to sell,  or a  solicitation  of an offer to buy,
securities  in any  state to any  person to whom it is not
lawful    to   make    such    offer   in   such    state.
----------------------------------------------------------



319624.1

                                    PART II

                      ADDITIONAL INFORMATION NOT REQUIRED
                                 IN PROSPECTUS

                      CONTENTS OF REGISTRATION STATEMENT


This Post-Effective Amendment to the Registration Statements on Form S-6 comprises the following papers and documents:


The facing sheet on Form S-6.
The Cross-Reference Sheet.
The Prospectus.
Signatures.
Written Consent of the following persons:
     Consents of Independent Auditors.
     Consent of Counsel (previously filed)
     Consent of the Evaluator including Confirmation of Ratings (included in Exhibit 99.5.1).

The following exhibits:

*99.5.1  --       Consent of the Evaluator including Confirmation of Ratings.

99.6.1   --       Copies of Powers of Attorney of General Partners of
                  Glickenhaus & Co. (filed as Exhibit 6.1 to Form S-6
                  Registration Statement No. 33-64155 of Glickenhaus Value
                  Portfolios, The 1996 Equity Collection on November 13, 1995, and incorporated herein by reference).


99.6.2   --       Copies of Powers of Attorney of Directors and certain
                  officers of Lebenthal & Co., Inc. (filed as Exhibit 6.2 to
                  Amendment No. 1 to Form S-6 Registration Statement No.
                  33-55385 of Empire State Municipal Exempt Trust, Guaranteed
                  Series 109 on November 2, 1994, and incorporated herein by reference).


*27    --         Financial Data Schedule (for EDGAR filing only).


--------
*    Being filed by this Amendment.


                                    II-1
C/M:  10726.0053 332300.1

                                  SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933, the registrants, Empire State Municipal Exempt Trust, Guaranteed Series 51, Guaranteed Series 52, Guaranteed Series 53 and Guaranteed Series 54 certify that they have met all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933. The registrants have duly caused this Post-Effective Amendment to the Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 22nd day of January, 1996.


         EMPIRE STATE MUNICIPAL EXEMPT TRUST,
         GUARANTEED SERIES 51, GUARANTEED SERIES 52,
         GUARANTEED SERIES 53 AND GUARANTEED SERIES 54
         (Registrants)

         GLICKENHAUS & CO.
         (Depositor)


         By:______________________________
         Brian C. Laux
         (Authorized Signatory)

       Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Name                   Title                            Date

ROBERT SANTORO*        General Partner                  )
                                                        )
ALFRED FEINMAN*        General Partner                  )  January 22, 1996
                                                        )
                                                        )
SETH M. GLICKENHAUS*   General Partner                  )
                                                        ) By:______________
STEVEN B. GREEN*       General Partner,                 )    Brian C. Laux
                       Chief Financial Officer          )    Attorney-in-Fact*
                                                        )
ARTHUR WINSTON*        General Partner                  )
                                                        )
JEFFREY L. LEDERER*    General Partner                  )
                                                        )

---------------

* Executed copies of Powers of Attorney were filed as Exhibit 6.1 to Form S-6 Registration Statement No. 33-64155 of Glickenhaus Value Portfolios, The 1996 Equity Collection on November 13, 1995.


                                    II-2
C/M:  10726.0053 332300.1

                                  SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933, the registrants, Empire State Municipal Exempt Trust, Guaranteed Series 51, Guaranteed Series 52, Guaranteed Series 53 and Guaranteed Series 54 certify that they have met all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933. The registrants have duly caused this Post-Effective Amendment to the Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 22nd day of January, 1996.

         EMPIRE STATE MUNICIPAL EXEMPT TRUST,
         GUARANTEED SERIES 51, GUARANTEED SERIES 52,
         GUARANTEED SERIES 53 AND GUARANTEED SERIES 54
         (Registrants)

         LEBENTHAL & CO., INC.
         (Depositor)


         By:
         D. Warren Kaufman
         (Attorney-in-Fact)

       Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons, in the capacities and on the dates indicated.

Name                      Title                     Date

H. GERARD BISSINGER, II*  Director                  )
                                                    ) January 22, 1996
JEFFREY M. JAMES*         Director                  )
                                                    )
D. WARREN KAUFMAN*        Director                  )
                                                    ) By:
ALEXANDRA LEBENTHAL*      Director, President       )     D. Warren Kaufman
                                                    )     Attorney-in-Fact*
JAMES A. LEBENTHAL*       Director, Chief           )
                          Executive Officer         )
                                                    )
DUNCAN K. SMITH*          Director                  )


---------------

* Executed copies of Powers of Attorney were filed as Exhibit 6.2 to Amendment No. 1 to Registration Statement No. 33-55385 on November 2, 1994.


                                    II-3
C/M:  10726.0053 332300.1

                              CONSENT OF COUNSEL


     The consent of Brown & Wood to the use of their name in the Prospectus included in the Registration Statement is contained in their opinion filed previously.




                        CONSENT OF INDEPENDENT AUDITORS

The Sponsors and Trustee of


     EMPIRE STATE MUNICIPAL EXEMPT TRUST, GUARANTEED SERIES 51,
     GUARANTEED SERIES 52, GUARANTEED SERIES 53 AND GUARANTEED SERIES 54


     We hereby consent to the use in Post-Effective Amendment No. 6 to Registration Statement No. 33-30131 of our report dated December 29, 1995 relating to the financial statements of Empire State Municipal Exempt Trust, Guaranteed Series 51, Guaranteed Series 52, Guaranteed Series 53 and Guaranteed Series 54 and to the reference to our firm under the heading "Auditors" in the Prospectus which is a part of such Registration Statement.



GOLDSTEIN GOLUB KESSLER
  & COMPANY, P.C.


New York, New York
January 31, 1996






                                    II-4
C/M:  10726.0053 332300.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     The Sponsors, Trustee and Unit Holders Of Empire State Municipal Exempt Trust, Guaranteed Series 51, Guaranteed Series 52, Guaranteed Series 53 and Guaranteed Series 54


We hereby consent to incorporation by reference in the Prospectus constituting a part of this Registration Statement No. 33-30131 of our report dated October 31, 1994, relating to the statement of net assets of Empire State Municipal Exempt Trust, Guaranteed Series 51, Guaranteed Series 52, Guaranteed Series 53 and Guaranteed Series 54, appearing in Amendment No. 6 to Form S-6 dated January 26, 1996.



                                          BDO Seidman, LLP


New York, New York
January 26, 1996





                                    II-5
C/M:  10726.0053 332300.1

Exhibit           Description                                         Page No.


*99.5.1      --   Consent of the Evaluator including
                  Confirmation of Ratings.

99.6.1       --   Copies of Powers of Attorney of General Partners of
                  Glickenhaus & Co. (filed as Exhibit 6.1 to Amendment
                  No. 1 to Form S-6 Registration Statement No. 33-
                  58492 of Empire State Municipal Exempt Trust,
                  Guaranteed Series 95 on May 12, 1993, and as Exhibit
                  5.2(a) to Amendment No. 1 to Form S-6 Registration
                  Statement No. 33-78036 of MINT Group 11 on May 3,
                  1994, and incorporated herein by reference).

99.6.2       --   Copies of Powers of Attorney of Directors and
                  certain officers of Lebenthal & Co., Inc. (filed as
                  Exhibit 6.2 to Amendment No. 1 to Form S-6
                  Registration Statement No. 33-55385 of Empire State
                  Municipal Exempt Trust, Guaranteed Series 109 on
                  November 2, 1994, and incorporated herein by reference).

*27    --    Financial Data Schedule (for EDGAR filing only).
--------
*    Being filed by this Amendment.


C/M:  10726.0053 332300.1